(front cover)

                                                                  June 30, 1998

SEMIANNUAL REPORT
--------------------
AMERICAN CENTURY
VARIABLE PORTFOLIOS

               [graphic of people, stairs, building, figures]

VARIABLE INSURANCE FUNDS
--------------------------
VP VALUE

                                                 [american century logo(reg. sm)
                                                                        American
                                                                Century(reg. sm)



(inside front cover)

A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

WHY WE CHANGED.

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q & As with fund managers. We hope the new design will make the reports more interesting and understandable, and easier for you to keep abreast of your fund's strategy and performance.

WHAT'S NEW.

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new report actually costs slightly less than the old ones. They use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative, and user-friendly publication.

We hope you enjoy it.


(left margin)

VARIABLE PORTFOLIOS
VP Value

[40 years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998




Our Message to You
--------------------------------------------------------------------------------

(photo James E. Sotwers, Jr. and James E. Stowers III)
James E. Stowers III, seated, with James E. Stowers, Jr.

   Stocks have posted historic returns over the last few years. The first six months of the year continued the momentum, despite a slowdown in the second quarter. Large companies once again outpaced smaller ones. The generous market values accorded many very large, high-profile companies grew even more generous, while midsize and small stocks turned in respectable results. Growth stocks once again outpaced value stocks.

     We've been optimistic about the financial markets for many years, and we continue to believe stocks should produce fine results over the long run. Corporate America is in good haelth. Many companies have cleaned up their balance sheets, are highly productive and are generating impressive returns on products and investments. While the economic crisis in the Far East has affected earnings in a number of areas, the U.S. economy is sound.

     Despite the general run-up in stocks, not every company is selling at record prices. We're still in a market of individual businesses. There are plenty of attractive values--companies whose earnings growth, asset worth, and credit quality have not been fully recognized.

     The ability of our value equity team to find these opportunities is based on its use of fundamental analysis and traditional value measures to identify inexpensive stocks and assets. Our aim, always, is to help investors reach their financial goals.

     Finally, we hope you like the new design of this report. Our annual and semiannual reports contain a wealth of information on fund strategies and holdings. The new design is intended to make this information more accessible and should encourage you to take a closer look.

     We appreciate your investment with American Century.

Sincerely,
/s/James E.Stowers, Jr.              /s/James E. Stowers III
James E. Stowers, Jr.                James E. Stowers III
Chairman of the Board and Founder    Chief Executive Officer

(right margin)

            Table of Contents
   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
VP VALUE
   Performance Information ..................................................  5
   Management Q&A ...........................................................  6
      Portfolio at a Glance .................................................  6
      Top Ten Holdings ......................................................  7
      Top Five Industries ...................................................  7
      Types of Investments ..................................................  8
   Schedule of Investments ..................................................  9
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities .............................................................. 11
   Statement of Operations .................................................. 12
   Statements of Changes
   in Net Assets ............................................................ 13
   Notes to Financial
   Statements ............................................................... 14
   Financial Highlights ..................................................... 16
OTHER INFORMATION
Background Information
      Investment Philosophy and
   Policies ................................................................. 17
      Comparative Indices ................................................... 17
      Portfolio Managers .................................................... 17
   Glossary ................................................................. 18


                                                 www.americancentury.com       1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

o The U.S. stock market continued its powerful advance during the first half of 1998. The S&P 500 gained 17.66%.

o A robust economy has fueled the stock market's performance. Low inflation and interest rates have contributed to a strong economy.

o Earnings growth and profitability are top corporate priorities. A tight U.S. labor market and the ongoing economic crisis in Asia caused only minor pullbacks in late 1997 and the first six months of 1998.

o Stock prices and investor expectations remain very high. On a historical basis, corporate assets are richly valued, and the average stock dividend is at a record low.

MANAGEMENT Q&A

o VP Value posted a 5.90% return for the six months ended June 30, 1998. It trailed its benchmark, the S&P 500/BARRA Value Index, which gained 12.13%. The S&P 500 registered a 17.66% return.

o VP Value's investment style and the size of companies in which it invests dictated its performance. During the first half of 1998, growth stocks provided the best returns while value stocks lagged. Investors also showed a preference for large, well-known companies.

o VP Value was overweighted relative to the index in industries that suffered the effects of deflationary pricing pressures, such as energy and basic materials.

o General merchandise and grocery retailers were top performers during the six months. Giant Food, VP Value's largest holding during the period, contributed significantly to returns. Two large clothing retailers also added to performance.

o We increased holdings in energy producers as their prices and valuations became attractive in early 1998. We decreased the fund's weighting in general merchandise and food retailers as consolidation within these industries drove their prices to what we believe are fair valuations.

(Left Margin)

"LOW INFLATION AND INTEREST RATES HAVE CONTRIBUTED TO A STRONG ECONOMY."

              VP VALUE
TOTAL RETURNS:          AS OF 6/30/98
    6 Months                5.90%*
    1 Year                 17.80%
NET ASSETS:             $278 million
INCEPTION DATE:            5/1/96

* Not annualized.

Investment terms are defined in the Glossary on page 18.


2           1-800-345-6488


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

/photo Mark Mallon/
Mark Mallon, senior vice president and managing director of American Century Investments

A POWERFUL UPSLOPE

     Just how quickly has the stock market appreciated over the past few years? It took approximately 16 years, from 1970-1985, for the Standard & Poor's 500 Index to double. Only six years later, it had doubled again, and roughly five years after that, in early 1997, it had doubled once more, to 800. As the chart on this page illustrates, the S&P 500's recent climb has been very steep. At the end of June 1998, the index was just over 1100.

     Looked at another way, calendar 1995-1997 marked one of the best three-year performance runs on record. It was, in fact, the most consistent performance ever for large-stock indices such as the S&P 500. All three years saw returns top 20%. During the six months ended June 30, the S&P 500 barely paused to catch its breath, gaining 17.66%.

      Lower corporate earnings, a tight U.S. labor market, and the ongoing economic crisis in Asia caused only minor pullbacks in late 1997 and the second quarter of 1998.

A POWERHOUSE ECONOMY

     Stocks owe much of their success to a robust economy with minimal inflation. The U.S. economy is currently demonstrating a vigor we haven't seen in a generation.

o U.S. economic growth hit 3.8% in 1997, and 5.5% in the first quarter of 1998.

o Inflation was a mere 1.4% for the 12 months ended June 30.

o In 1997, prices rose at the slowest pace in 12 years.

o Real interest rates are among the lowest since the 1960s.

o Unemployment in 1997 was the lowest in 28 years.

o The U.S. government is projecting the first budget surplus in 30 years.

     A successful market is also tied to the success of individual companies.

     Earnings growth and productivity are at the top of the business agenda. We are among the most technologically proficient industrial nations, and as a result, U.S. companies are enjoying extraordinarily high profitability. A wave of mergers, involving such high-profile names as Travelers Group and Citicorp, has, in general, increased efficiency and boosted profits.

     In 1997 and the first quarter of 1998, earnings growth slowed, but only after a double-digit growth spurt that lasted five years. Given the positive business climate, it's not surprising stocks remain such a popular investment, and that cash continues to flow into the market at record volumes.

     However, by some traditional measures, stock prices are expensive. The average stock in the S&P 500 now costs more than 25 times last year's earnings, a historical high. Corporate

(right margin)

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
S&P 500                         17.66%
S&P MIDCAP 400                   8.63%
RUSSELL 2000                     4.93%

Source: Lipper Analytical Services, Inc.

These  indices   represent   the   performance   of  large,   medium  and  small
capitalization stocks.

"STOCKS OWE MUCH OF THEIR SUCCESS TO A ROBUST ECONOMY WITH MINIMAL INFLATION."


(mountain chart - data below)

S&P 500 PERFORMANCE
FROM DECEMBER 1970 TO DECEMBER 1997

DATE             PRICE
12/70            92.15
12/71           102.09
12/72           118.05
12/73            97.55
12/74            68.56
12/75            90.19
12/76           107.46
12/77            95.10
12/78            96.11
12/79           107.94
12/80           135.76
12/81           122.55
12/82           140.64
12/83           164.93
12/84           167.24
12/85           211.28
12/86           242.17
12/87           247.08
12/88           277.72
12/89           353.40
12/90           330.22
12/91           417.09
12/92           435.71
12/93           466.45
12/94           459.27
12/95           615.93
12/96           740.74
12/97           970.43
Source: Bloomberg


                                               www.americancentury.com        3


Market Perspective (continued)
--------------------------------------------------------------------------------

assets are also richly valued. Investors are paying roughly five times balance sheet assets, or twice the historical average. The dividend yield on the average S&P 500 stock has fallen to less than 1.5%, another record.

BIG WAS BETTER, GROWTH WAS IN

     As the accompanying chart makes clear, large companies (as reflected in the S&P 500) continued to outperform midsize and small companies in the first half of 1998. Leadership has been narrow. The largest 100 stocks in the S&P, measured by market value, have far outdistanced the remaining 400. And the very largest growth stocks--GE, Coca-Cola, Microsoft, and other household names--have posted the biggest gains. The "mega stocks" are in vogue because they are liquid, that is, easier to trade in large quantities. In theory, their liquidity should make them easier to exit if the stock market slips.

     The fascination with growth and size has been prevalent for several years. It was also in vogue a generation ago, in the early seventies, when the "Nifty Fifty" (companies that were also household names) provided the performance fireworks.

EARNINGS, INFLATION, AND  INTEREST RATES

     What could derail the financial markets? An upturn in inflation or a substantial decline in earnings probably would. You don't have to look farther than the second quarter, when the Asian crisis threatened earnings and the Federal Reserve hinted a rate hike was possible. In late 1997, the spike in oil prices, combined with the deepening Asian crisis, also raised the specter of higher inflation and lower earnings--and stocks fell back.

     If inflation picks up, interest rates are likely to rise too, as the Federal Reserve Board tries to head off inflation by pushing rates higher. Higher interest rates increase the cost of borrowing for everyone, from corporations to prospective home buyers, and thus tend to slow economic growth and dampen inflation.

     In 1997, inflation failed to take off. Oil prices went into a tailspin when Asian demand fell. In early 1998, as crude oil prices hit a nine-year low, interest rates declined and stocks soared even though the fallout from Asia still threatened to slow both corporate earnings and U.S. economic growth.

     This is a resilient market. We believe its long-term prospects are still favorable. But investor expectations are running high, which is reflected in the S&P 500's steep climb over the last three and a half years. In this environment, stocks could prove vulnerable to disappointments.

(left margin)

"THE  LARGEST  100  STOCKS  IN THE  S&P,  MEASURED  BY  MARKET  VALUE,  HAVE FAR
OUTDISTANCED THE REMAINING 400. AND THE VERY LARGEST GROWTH STOCKS--GE, COCA-COLA, MICROSOFT, AND OTHER HOUSEHOLD NAMES--HAVE POSTED THE BIGGEST GAINS."

(line chart - data below)

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                         S&P Barra             S&P
                    VP Value              Value                500
12/31/97              $1.00               $1.00               $1.00
1/31/98               $0.98               $0.99               $1.01
2/28/98               $1.06               $1.06               $1.08
3/31/98               $1.11               $1.12               $1.14
4/30/98               $1.11               $1.13               $1.15
5/31/98               $1.08               $1.11               $1.13
6/30/98               $1.06               $1.12               $1.18

Value on 6/30/98
S&P 500          $1.18
S&P MidCap 400   $1.09
Russel 2000      $1.05


4       1-800-345-6488


VP Value -- Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1998
                               VP VALUE      S&P 500/BARRA     S&P 500
                                              VALUE INDEX
6 MONTHS(1) ..................   5.90%           12.13%         17.66%
1 YEAR .......................  17.80%           25.12%         30.03%
AVERAGE ANNUAL RETURNS
LIFE OF FUND(2) ..............  20.58%           26.16%         31.35%

(1) Returns for periods less than one year are not annualized.

(2) The fund's inception date was 5/1/96.

See pages 17 and 18 for information about the indices and returns.

(mountain chart - data below)

Value on 6/30/98
S&P 500                       $18,043
S&P 500/BARRA Value Index     $16,544
VP Value                      $14,993

GROWTH OF $10,000 OVER LIFE OF FUND
                                 S&P BARRA
                VP VALUE         VALUE INDEX       S & P 500
                  ACCT              ACCT             ACCT
DATE              VALUE            VALUE            VALUE
5/1/96           $10,000          $10,000          $10,000
5/31/96          $10,120          $10,151          $10,222
6/30/96          $10,275          $10,102          $10,302
7/31/96          $9,673           $9,676           $9,831
8/31/96          $9,974           $9,943           $10,016
9/30/96          $10,323          $10,369          $10,619
10/31/96         $10,484          $10,720          $10,897
11/30/96         $11,148          $11,540          $11,696
12/31/96         $11,228          $11,351          $11,505
1/31/97          $11,363          $11,874          $12,208
2/28/97          $11,544          $11,961          $12,280
3/31/97          $11,256          $11,552          $11,816
4/30/97          $11,460          $11,985          $12,502
5/31/97          $12,216          $12,737          $13,236
6/30/97          $12,727          $13,223          $13,876
7/31/97          $13,483          $14,281          $14,955
8/31/97          $13,462          $13,636          $14,096
9/30/97          $14,218          $14,435          $14,909
10/31/97         $13,544          $13,904          $14,394
11/30/97         $13,810          $14,434          $15,036
12/31/97         $14,157          $14,755          $15,335
1/31/98          $13,851          $14,574          $15,491
2/28/98          $15,035          $15,667          $16,582
3/31/98          $15,764          $16,461          $17,470
4/30/98          $15,698          $16,655          $17,629
5/31/98          $15,257          $16,420          $17,297
6/30/98          $14,993          $16,544          $18,043

$10,000 investment made 5/1/96

The chart shows the growth of a $10,000 investment in VP Value since inception. The S&P 500 and S&P 500/BARRA Value indices are provided for comparison. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. VP Value's return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not.


                                                   www.americancentury.com     5


VP Value--Q&A
--------------------------------------------------------------------------------

     An interview with Phil Davidson and Todd Vingers, portfolio managers on the VP Value investment team.

HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 1998?

     VP Value lagged its benchmark during the first half of 1998, returning just 5.90%. The fund's benchmark, the S&P 500/BARRA Value Index, gained 12.13%, while the S&P 500 registered a 17.66% return.

WHAT EXPLAINS THE FUND'S PERFORMANCE COMPARED TO THE BROADER MARKET?

     VP Value's lackluster performance was dictated primarily by its investment style and the size of the companies it tends to own. During the first six months of the year, growth stocks provided the best returns while value stocks lagged. Investors also continued to favor the larger, better known companies that drive the S&P 500 Index. These larger companies became attractive to investors in late 1996 amid fears that the Federal Reserve would increase short-term interest rates. The preference for larger companies continued through the Asian currency crisis that unfolded a year later. Investors held onto the stocks of bigger, better known companies--even those with exposure to Asian economies--because larger companies are generally easier to trade. Liquidity is an attractive feature in an uncertain or volatile market. At the same time, the midsize companies VP Value focuses on became more difficult to trade.

     Although style and capitalization factors have dampened recent performance, we believe the market's ongoing preference for bigger companies is unsustainable. Many large-cap stocks currently are selling at record highs and, in our opinion, have little potential for additional gains. In the meantime, the popularity of large-cap stocks and the depressed prices of many mid-cap stocks have created a wealth of opportunity for value investors. We are finding many mature, out-of-favor mid-cap companies whose stocks are attractively priced from a risk-reward and value standpoint.

WHAT CAUSED VP VALUE TO UNDERPERFORM ITS BENCHMARK?

     VP Value was underweighted relative to the S&P 500/BARRA Value Index in several better-performing industries, including financial services and communications stocks. Perhaps more significant, however, was the fund's overweighting in industries that suffered the effects of deflationary pricing pressures. The energy and basic materials industries serve as good examples.

     We increased the fund's holdings in energy producers in late 1997, as global demand/supply imbalances depressed energy prices and valuations became attractive. As 1998 unfolded, oil prices remained under pressure while domestic natural gas prices were stable to improving. Oil stocks may benefit from OPEC production cuts, while domestic natural gas producers should experience seasonally stronger pricing. We expect that as cooler weather approaches, demand for oil and gas will increase, and the portfolio is positioned to benefit from this changing environment. We are particularly attracted to domestic producers of natural gas because this key fuel continues to enjoy moderate demand growth.

     Prices of basic materials companies fell in response to overcapacity and the economic turmoil in Asia, which made them attractive on a valuation basis. When prices are depressed, supply gen-

(right margin)

"ALTHOUGH STYLE AND CAPITALIZATION FACTORS HAVE DAMPENED RECENT PERFORMANCE, WE BELIEVE THE MARKET'S ONGOING PREFERENCE FOR BIGGER COMPANIES IS UNSUSTAINABLE."

PORTFOLIO AT A GLANCE
                            6/30/98           12/31/97
NO. OF COMPANIES              71                67
MEDIAN P/E RATIO            17.4 YRS          16.6 YRS
MEDIAN MARKET                $2.66             $2.7
   CAPITALIZATION           BILLION           BILLION
PORTFOLIO TURNOVER           69%(1)           138%(2)

(1)       Six months ended 6/30/98.

(2)       Year ended 12/31/97.

Investment terms are defined in the Glossary on page 18.


6      1-800-345-6488


VP Value--Q&A (continued)
--------------------------------------------------------------------------------

erally contracts. Over time, prices should recover as inventories dwindle and demand remains steady.

WHICH STOCKS OR SECTORS ADDED MOST TO RETURNS?

     Several of VP Value's top performers were general merchandise and grocery retailers. The stock that contributed the most to performance was, for the second consecutive period, Giant Food, Inc. This was also VP Value's largest holding at 4.5% of investments at December 31, 1997. Giant Food is a leading chain of retail food stores and pharmacies. The company recovered from an employees strike in 1997 and subsequently implemented an aggressive merchandising program, which resulted in solid sales gains in a somewhat sluggish market. Giant's stock price rose sharply in May 1998 upon the news that it would be acquired by Ahold, a Netherlands-based global food retailer with significant properties in the United States. We subsequently sold our position at a substantial gain.

     Other retailers that added to performance were Dillard's, Inc., a department store chain with more than 270 outlets nationwide, and Mercantile Stores, which operates about 100 stores primarily in the South and Midwest. Dillard's operating margins had been under pressure due to inordinately high inventories, which forced the company to market aggressively in late 1997. That resulted in a sharp reduction in earnings. Meanwhile, Mercantile struggled with lower-than-expected revenue growth and rising costs. The tide turned for both companies in May, when it was announced that Dillard's would acquire Mercantile--a marriage we think is a good fit, given that Mercantile's stores are located primarily in markets where Dillard's has not had a presence. We purchased Mercantile at various times over the last two years at prices between $45 and $65 per share, and sold it at $79 after the acquisition was announced. We continue to hold a position in Dillard's.

     Outside the retail sector, top-performing stocks included Beckman-Coulter, Inc. and Cooper Industries. Beckman-Coulter makes laboratory instruments and related products, such as centrifuges, reagent supplies and systems that detect and quantify various substances in blood and other fluids. The company has benefited from the expectation that its 1997 acquisition of Coulter Corp., another manufacturer of laboratory instruments and supplies, will add to earnings and cash flow over the long term. We initially purchased the stock in September 1997 at attractive prices.

     Cooper Industries manufactures electrical products, tools and hardware, and automotive products. The company's stock appreciated after management announced in April 1998 its intention to sell its automotive arm. We sold our holdings as the stock reacted positively to this announcement, reaching a level we believe represented fair value. We rebuilt a position in Cooper in June, following a slight earnings shortfall that brought the stock's price back within our value parameters.

WHICH STOCKS WERE DISAPPOINTING?

     VP Value's worst performing stock during the six months was BetzDearborn. This company is one of the world's leading suppliers of chemicals, equipment and services for treating industrial and commercial water systems. The company has suffered recently on two fronts. Although just 6% of BetzDearborn's revenues are derived from the Far East, that region of the world represented the company's most rapidly growing market. The collapse of the Asian economies effectively stalled the company's growth engine.

(right margin)

TOP TEN HOLDINGS
                                % OF FUND INVESTMENTS
                               AS OF              AS OF
                              6/30/98            12/31/97
AMP, INC.                       2.7%                1.3%

GTECH HOLDINGS CORP.            2.7%                1.4%

MERCANTILE
BANCORPORATION, INC.            2.6%                2.6%

BURLINGTON
RESOURCES, INC.                 2.5%                2.1%

SUPERIOR INDUSTRIES
INTERNATIONAL, INC.             2.5%                2.2%

CIT GROUP HOLDINGS,
INC. (THE) CL A                 2.5%                   --

ARCHER-DANIELS-
MIDLAND CO.                     2.5%                1.2%

BROWNING-FERRIS
INDUSTRIES, INC.                2.4%                   --

IBP, INC.                       2.4%                2.3%

PACIFICORP                      2.3%                    --


TOP FIVE INDUSTRIES
                                 % OF FUND INVESTMENTS
                                AS OF              AS OF
                               6/30/98            12/31/97
ENERGY (PRODUCTION
& MARKETING)                    13.6%               9.1%

FOOD & BEVERAGE                  8.3%               5.4%

CHEMICALS & RESINS               8.2%               5.4%

UTILITIES                        7.7%               2.0%

BANKING                          7.5%               6.1%


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VP Value--Q&A (continued)
--------------------------------------------------------------------------------

BetzDearborn's troubles were further compounded by unexpected costs associated with the merger of Dearborn with Betz in 1996. However, we are maintaining the position because we are confident BetzDearborn will overcome these short-term difficulties.

     Mercantile Bancorporation, Inc., which was the fund's best performing stock in the second half of last year, saw its share price fall. Although the banking and financial services sector in general is booming, stock price appreciation in the last six months has been concentrated primarily among the big money center banks, while regional groups underperformed. We favor regional banks because they generally are more attractively valued and have lower risk profiles than bigger banks. We began buying Mercantile when its price was around $30 per share. The stock closed out 1997 at $60 per share--a record high--and then dropped to about $50 per share. Mercantile is very solid, its fundamentals remain good, and we're very pleased with the contributions this stock has made to the portfolio over time. We believe we will see additional price appreciation going forward.

     Although food and beverage stocks contributed significantly to performance, one stock in this sector was disappointing. IBP, the world's largest beef and pork processor, suffered lower-than-expected earnings when the Asian economic crisis hurt the company's export business. More recently, food safety concerns, plant start-up costs and an abundant supply of meat combined to drive stock prices down. However, IBP's plans to strengthen its core meat operations and its efforts to grow its animal by-products division bode well for the future, so we are maintaining our position.

WHAT CHANGES DID YOU MAKE TO THE  PORTFOLIO DURING THE SIX MONTHS?

     We increased energy holdings as their valuations became increasingly attractive. We decreased the fund's holdings in general merchandise and food retailers, as consolidation within these sectors drove prices to what we believe are fair valuations. We also increased holdings in specialty chemical companies, based on their attractive valuations and good long-term business prospects. Specialty chemical companies are more stable than their commodity chemical siblings, and have less exposure to economic downturns.

WHAT IS YOUR OUTLOOK GOING FORWARD?

     VP Value's investment objective is long-term capital growth. In pursuing that objective, the fund attempts to participate in up markets and also protect assets in down markets. We believe the current narrow market leadership, dominated by large-cap stocks demonstrating near-term growth, is unsustainable. We continue to search for and purchase securities of sound, established businesses in the mid-cap range. We remain confident VP Value's performance will improve with the return of a more normal market environment--one in which stock prices advance in line with company earnings and value.


(left margin)

(pie charts)
TYPES OF INVESTMENTS  IN THE PORTFOLIO

AS OF JUNE 30, 1998
Temporary Cash Investments    2%
Common Stocks                98%

AS OF DECEMBER 31, 1997
Temporary Cash Investments   4%
Common Stocks               96%


8     1-800-345-6488


VP Value -- Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS
AEROSPACE & DEFENSE--1.1%
                   50,900  Raytheon Co. Cl A                          $2,933,113
                                                                      ----------
AUTOMOBILES & AUTO PARTS--4.3%
                  246,900  Cooper Tire and Rubber Company              5,092,313
                  244,400  Superior Industries International, Inc.     6,889,025
                                                                      ----------
                                                                      11,981,338
                                                                      ----------
BANKING--7.5%
                   92,600  First Virginia Banks, Inc.                  4,734,175
                  143,300  Mercantile Bancorporation Inc.              7,218,738
                   73,400  NationsBank Corp.                           5,615,100
                   77,200  Regions Financial Corp.                     3,167,613
                                                                      ----------
                                                                      20,735,626
                                                                      ----------
BUSINESS SERVICES & SUPPLIES--0.5%
                   81,500  Reynolds & Reynolds Co.                     1,482,281
                                                                      ----------
CHEMICALS & RESINS--8.2%
                   78,600  Air Products and Chemicals, Inc.            3,144,000
                  146,100  BetzDearborn Inc.                           6,163,594
                   49,600  Great Lakes Chemical Corp.                  1,956,100
                  127,000  Lubrizol Corp.                              3,841,750
                  115,500  Morton International, Inc.                  2,887,500
                  130,500  Nalco Chemical Co.                          4,583,813
                                                                      ----------
                                                                      22,576,757
                                                                      ----------
COMMUNICATIONS EQUIPMENT--2.3%
                  221,200  Andrew Corp.(1)                             3,988,513
                   44,100  Motorola, Inc.                              2,318,006
                                                                      ----------
                                                                       6,306,519
                                                                      ----------
COMPUTER SOFTWARE & SERVICES--2.7%
                  219,100  GTECH Holdings Corp.(1)                     7,380,931
                                                                      ----------
DIVERSIFIED COMPANIES--0.5%
                   17,200  Minnesota Mining &
                             Manufacturing Co.                         1,413,625
                                                                      ----------
ELECTRICAL & ELECTRONIC
COMPONENTS--5.0%
                  215,700  AMP, Inc.                                   7,414,679
                   73,300  Cooper Industries, Inc.                     4,026,919
                   67,100  General Signal Corp.                        2,415,600
                                                                      ----------
                                                                      13,857,198
                                                                      ----------
ENERGY (PRODUCTION & MARKETING)--13.6%
                   97,900  Amoco Corp.                                 4,075,088
                  178,100  Apache Corp.                                5,610,150
                   17,700  Atlantic Richfield Co.                      1,382,813
                  162,200  Burlington Resources Inc.                   6,984,738
                   80,300  Murphy Oil Corp.                            4,070,206
                  273,600  Seagull Energy Corp.(1)                     4,531,500
                  117,700  Swift Energy Co.                            1,875,844


Shares                                                                  Value
--------------------------------------------------------------------------------
                   119,700  Ultramar Diamond Shamrock Corp.           $3,778,031
                   148,100  Unocal Corp.                               5,294,575
                                                                      ----------
                                                                      37,602,945
                                                                      ----------
ENERGY (SERVICES)--1.2%
                    99,800  Baker Hughes Inc.                          3,449,338
                                                                      ----------
ENVIRONMENTAL SERVICES--2.9%
                   194,900  Browning-Ferris Industries, Inc.           6,772,775
                   118,000  Waste Management International
                               plc ADR(1)                              1,283,250
                                                                      ----------
                                                                       8,056,025
                                                                      ----------
FINANCIAL SERVICES--2.5%
                   182,100  CIT Group Holdings, Inc. (The) Cl A        6,828,750
                                                                      ----------
FOOD & BEVERAGE--8.3%
                   351,761  Archer-Daniels-Midland Co.                 6,815,369
                   165,000  Chiquita Brands International, Inc.        2,320,313
                   370,300  IBP, Inc.                                  6,711,688
                   283,200  Tyson Foods, Inc. Cl A                     6,141,900
                    46,200  Universal Foods Corp.                      1,025,063
                                                                      ----------
                                                                      23,014,333
                                                                      ----------
HEALTHCARE--4.9%
                    93,100  Beckman Coulter Inc.                       5,423,075
                    54,700  Dentsply International Inc.                1,360,663
                    41,200  Lab Holdings Inc.                            956,613
                   196,700  Mallinckrodt Inc.                          5,839,531
                                                                      ----------
                                                                      13,579,882
                                                                      ----------
INDUSTRIAL EQUIPMENT & MACHINERY--1.2%
                    61,200  Tecumseh Products Cl A                     3,230,213
                                                                      ----------
INSURANCE--4.6%
                    73,700  Aetna Inc.                                 5,610,413
                    54,400  Argonaut Group, Inc.                       1,727,200
                    21,700  Berkley (W.R.) Corp.                         870,034
                    70,500  CNA Financial Corp.(1)                     3,282,656
                    22,300  NAC Re Corp.                               1,190,263
                                                                      ----------
                                                                      12,680,566
                                                                      ----------
LEISURE--2.6%
                    78,300  Callaway Golf Co.                          1,541,531
                    38,300  Eastman Kodak Co.                          2,798,294
                    77,500  Polaroid Corp.                             2,756,094
                                                                      ----------
                                                                       7,095,919
                                                                      ----------
METALS & MINING--4.0%
                    68,000  Aluminum Co. of America                    4,483,750
                    60,700  Arch Coal Inc.                             1,509,913
                    88,500  Reynolds Metals Co.                        4,950,469
                                                                      ----------
                                                                      10,944,132
                                                                      ----------
PAPER & FOREST PRODUCTS--3.2%
                   101,800  Rayonier, Inc.                             4,682,800
                   144,900  Westvaco Corp.                             4,093,425
                                                                      ----------
                                                                       8,776,225
                                                                      ----------

See Notes to Financial Statements


                                                www.americancentury.com      9


VP Value -- Schedule of Investments (continued)
---------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

S Shares                                                                Value
------------------------------------------------------------------------------
PRINTING & PUBLISHING--1.3%
                  118,900  Banta Corp.                                $3,648,744
                                                                      ----------
RAILROAD--1.8%
                  109,200  CSX Corp.                                   4,968,600
                                                                      ----------
RETAIL (FOOD & DRUG)--0.9%
                   59,400  Hannaford Brothers Co.                      2,613,600
                                                                      ----------
RETAIL (GENERAL MERCHANDISE)--2.0%
                  136,100  Dillard's Inc. Cl A                         5,639,644
                                                                      ----------
RETAIL (SPECIALTY)--0.7%
                   80,000  Toys 'R' Us, Inc.(1)                        1,885,000
                                                                      ----------
TOBACCO--1.9%
                   33,800  Schweitzer-Mauduit International, Inc.        980,200
                  163,300  UST Inc.                                    4,409,100
                                                                     -----------
                                                                       5,389,300
                                                                     -----------
TRANSPORTATION--0.2%
                    7,500  XTRA Corp.                                    453,750
                                                                     -----------
UTILITIES--7.7%
                  144,900  Ameren Corporation                          5,759,775
                  135,600  Kansas City Power & Light Co.               3,932,400
                  131,100  Niagara Mohawk Power Corp.(1)               1,958,306
                  286,200  PacifiCorp                                  6,475,275



Shares                                                                    Value
--------------------------------------------------------------------------------
                   52,300  Sierra Pacific Resources                   $1,899,144
                   33,200  Texas Utilities Co.                         1,381,950
                                                                    ------------
                                                                      21,406,850
                                                                    ------------
TOTAL COMMON STOCKS--97.6%                                           269,931,204
                                                                    ------------
   (Cost $274,285,326)

 TEMPORARY CASH INVESTMENTS--2.4%
   Repurchase Agreement, BA Securities,
    (U.S. Treasury obligations), in a
    joint trading account at 5.65%, dated
    6/30/98, due 7/1/98
    (Delivery value $6,601,036)                                        6,600,000
                                                                    ------------
(Cost $6,600,000)
TOTAL INVESTMENT SECURITIES--100.0%                                 $276,531,204
                                                                    ============
   (Cost $280,885,326)

Notes to Schedule of Investments
ADR = American Depositary Receipt

(1)   Non-income producing.

----------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS --This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

o   the percentage of total investments in each industry

o   a list of each investment

o   the number of shares of each stock

o   the market value of each investment

o   the percent and dollar breakdown of each investment category


                                              See Notes to Financial Statements


10       1-800-345-6488


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

ASSETS
Investment securities, at value
   (identified cost of $280,885,326) (Note 3) ..................  $ 276,531,204
Cash ...........................................................      1,069,643
Receivable for investments sold ................................      4,402,821
Dividends and interest receivable ..............................        360,590
                                                                  -------------
                                                                    282,364,258
                                                                  -------------
LIABILITIES
Payable for investments purchased ..............................      3,395,723
Payable for capital shares redeemed ............................        923,494
Accrued management fees (Note 2) ...............................        224,770
Payable for directors' fees and expenses (Note 2) ..............            205
                                                                  -------------
                                                                      4,544,192
                                                                  -------------

Net Assets .....................................................  $ 277,820,066
                                                                  =============
CAPITAL SHARES, $0.01 PAR VALUE
Authorized .....................................................    500,000,000
                                                                  =============
Outstanding ....................................................     40,862,872
                                                                  =============
Net Asset Value Per Share ......................................  $        6.80
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ........................  $ 262,966,023
Undistributed net investment income ............................      1,305,024
Accumulated undistributed net realized gain from investment
   transactions ................................................     17,903,141
Net unrealized depreciation on investments (Note 3) ............     (4,354,122)
                                                                  -------------
                                                                  $ 277,820,066
                                                                  =============

----------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES --This page details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders, or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as income and investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com    11


Statement of Operations
---------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE  30, 1998 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends .......................................................  $  2,219,502
Interest ........................................................       292,278
                                                                   ------------
                                                                      2,511,780
                                                                   ------------
Expenses (Note 2):
Management fees .................................................     1,196,817
Directors' fees and expenses ....................................         1,064
                                                                   ------------
                                                                      1,197,881
                                                                   ------------
Net investment income ...........................................     1,313,899
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain on investments ................................    19,556,171
Change in net unrealized depreciation on investments ............   (10,073,233)
                                                                   ------------
Net realized and unrealized gain on investments .................     9,482,938
                                                                   ------------
Net Increase in Net Assets Resulting from Operations ............  $ 10,796,837
                                                                   ============

----------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS --This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

o   income earned from investments (dividends and interest)

o   management fees and expenses

o   gains or losses from selling investments (known as realized gains or losses)

o gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


12     1-800-345-6488


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1997

Increase in Net Assets
                                                      1998              1997
OPERATIONS

Net investment income ......................    $   1,313,899     $   1,580,883
Net realized gain on
  investments and foreign
  currency transactions ....................       19,556,171        14,824,138
Change in net unrealized
  appreciation on investments
  and translation of assets
  and liabilities in
  foreign currencies .......................      (10,073,233)        4,648,099
                                                -------------     -------------
Net increase in net assets
  resulting from operations ................       10,796,837        21,053,120
                                                -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (1,378,064)         (292,815)
From net realized gains
  on investment transactions ...............      (16,452,854)         (458,739)
                                                -------------     -------------
Decrease in net assets
  from distributions .......................      (17,830,918)         (751,554)
                                                -------------     -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................      107,872,555       180,436,404
Proceeds from reinvestment
  of distributions .........................       17,830,918           751,552
Payments for shares redeemed ...............      (28,864,484)      (37,368,227)
                                                -------------     -------------
Net increase in net assets
  from capital share transactions ..........       96,838,989       143,819,729
                                                -------------     -------------
Net increase in net assets .................       89,804,908       164,121,295

NET ASSETS
Beginning of period ........................      188,015,158        23,893,863
End of period ..............................    $ 277,820,066     $ 188,015,158
                                                =============     =============
Undistributed net
  investment income ........................    $   1,305,024     $   1,369,189
                                                =============     =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................       15,283,427        28,338,269
Issued in reinvestment
  of distributions .........................        2,558,238           134,355
Redeemed ...................................       (4,110,114)       (5,620,068)
                                                -------------     -------------
Net increase ...............................       13,731,551        22,852,556
                                                =============     =============

------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS --These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

o operations--a summary of the Statement of Operations from the previous page for the most recent period

o   distributions--income and gains distributed to shareholders

o share transactions--shareholders' purchases, reinvestment of distributions, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders, and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                   www.americancentury.com   13


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Variable Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP Value (the Fund) is one of the six series of funds issued by the Corporation. The Fund's investment objective is long-term capital growth. Income is a secondary objective. The Fund seeks to achieve its investment objective by investing in securities management believes to be undervalued at the time of purchase. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward foreign currency exchange contracts at June 30, 1998.

     FUTURES CONTRACTS -- The Fund may enter into stock index futures contracts in order to manage the Fund's exposure to changes in market conditions. One of the risks of entering into futures contracts includes the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at June 30, 1998.

     REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager,


14     1-800-345-6488


Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS  TO  SHAREHOLDERS  --   Distribu-tions  to  shareholders  are
recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are expected to be declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.00%.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  investment   securities,   excluding  short-term
investments, totaled $233,831,062 and $160,773,136, respectively.

     As  of  June  30,  1998,   accumulated  net  unrealized   depreciation  was
$5,940,738, based on the aggregate cost of investments of $282,471,942 for federal income tax purposes, which consisted of unrealized appreciation of $10,375,509 and unrealized depreciation of $16,316,247.


                                                www.americancentury.com      15


VP Value -- Financial Highlights
--------------------------------------------------------------------------------

                           FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                       1998(1)          1997        1996(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period ............................ $      6.93      $      5.58   $      5.00
                                                                  -----------      -----------   -----------
Income From Investment Operations
  Net Investment Income .........................................        0.02             0.07          0.05
  Net Realized and Unrealized Gain on Investment Transactions ...        0.40             1.37          0.56
                                                                  -----------      -----------   -----------
  Total From Investment Operations ..............................        0.42             1.44          0.61
                                                                  -----------      -----------   -----------

Distributions
  From Net Investment Income ....................................       (0.04)           (0.04)        (0.03)
  From Net Realized Gains on Investment Transactions ............       (0.51)           (0.05)         --
  Total Distributions ...........................................       (0.55)           (0.09)        (0.03)
                                                                  -----------      -----------   -----------
Net Asset Value, End of Period .................................. $      6.80      $      6.93   $      5.58
                                                                  ===========      ===========   ===========
  Total Return(3) ...............................................        5.90%           26.08%        12.28%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...............        1.00%(4)         1.00%         1.00%(4)
Ratio of Net Investment Income to Average Net Assets ............        1.09%(4)         1.60%         1.98%(4)
Portfolio Turnover Rate .........................................          69%             138%           49%
Net Assets, End of Period (in thousands) ........................ $   277,820      $   188,015   $    23,894

(1) Six months ended June 30, 1998 (unaudited).

(2) May 1, 1996 (inception) through December 31, 1996.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS --This statement itemizes what contributed to the fund's change in share price during the period, and compares this to changes over the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:
o share price at the beginning of the period
o investment income and capital gains or losses
o distributions of income and capital gains paid to shareholders
o share price at the end of the period

It also includes some key statistics for the period:
o total return--the overall percentage return of the fund, assuming reinvestment of all distributions
o expense ratio--operating  expenses as a percentage of average net assets
o net income  ratio--net investment income as a percentage of average net assets
o portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


16     1-800-345-6488


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     Conservative investment practices are the hallmark of American Century's conservative equity funds. Broad diversification across many industries is stressed to reduce the impact of one sector on fund performance. The management team also looks for dividend yield, since dividend income can help offset the impact of market downturns on fund performance. American Century funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     VP VALUE'S investment objective is long-term capital growth, with income as a secondary objective. To achieve this objective, the fund invests in the equity securities of seasoned, established businesses that the fund's management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may secondarily look for income when making portfolio selections.

COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     The S&P 500 index is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by the Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.

     The S&P 500/BARRA VALUE index is a capitalization-weighted index consisting of S&P 500 stocks that have lower price/book ratios and, in general, share other characteristics associated with value stocks.

     The S&P MIDCAP 400 index is a capitalization-weighted index of the stocks of the 400 largest leading U.S companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly-traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

(right margin)

PORTFOLIO MANAGERS
VP VALUE
     PHIL DAVIDSON
     TODD VINGERS, CFA


                                                   www.americancentury.com    17


Glossary
--------------------------------------------------------------------------------

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the "Financial Highlights" on page 16.

PORTFOLIO STATISTICS

o NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

o PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

o PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

TYPES OF STOCKS

o  BLUE-CHIP  STOCKS--  stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

o GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

o VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY

o PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


18      1-800-345-6488


Notes
--------------------------------------------------------------------------------


                                                    www.americancentury.com   19


Notes
--------------------------------------------------------------------------------


20       1-800-345-6488


(inside back cover)

(right margin)

[american century logo(reg. sm)
American
Century(reg. sm)

P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INVESTOR SERVICES:
1-800-345-6488

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3485

FAX: 816-340-4360

INTERNET: www.americancentury.com


AMERICAN CENTURY MUTUAL FUNDS, INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.

(recycled logo)
Recycled


(back cover)

[40 years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998


American Century Investments
P.O. Box 419385
Kansas City, MO 64141-6385
www.americancentury.com

                                                                 BULK RATE
                                                             U.S. POSTAGE PAID
                                                             AMERICAN CENTURY
                                                                 COMPANIES

9806                              (c)1998 American Century Services Corporation
SH-BKT-13307                                            Funds Distributor, Inc.

[front cover]                                                     JUNE 30, 1998

SEMIANNUAL REPORT
--------------------
AMERICAN CENTURY
VARIABLE PORTFOLIOS

               [graphic of people, stairs, building, figures]

VARIABLE INSURANCE FUNDS
-------------------------
VP INTERNATIONAL

                                                [american century logo (reg.sm)]
                                                                        American
                                                                 Century(reg.sm)


[inside front cover]

A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

WHY WE CHANGED

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable while helping you keep abreast of your fund's strategy and performance.

WHAT'S NEW

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE

The new report actually costs slightly less than the old ones. They use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.


[left margin]

VARIABLE PORTFOLIOS
VP INTERNATIONAL

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998



Our Message to You
--------------------------------------------------------------------------------

[photo James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers III, seated, with James E. Stowers, Jr.

     When we launched our first international fund in 1991, our purpose was to provide meaningful diversification for investors in markets outside the U.S. We also believed many internationally-based companies were attractive investments in their own right. We were convinced as well that our proprietary discipline of purchasing individual businesses with accelerating revenues and earnings would prove effective abroad. Over the years, this strategy has produced very respectable gains for our shareholders.

     In the first six months of the year foreign markets continued to generate widely diverse returns. The Far East and many emerging markets were sharply lower, while Europe saw stock prices surge. Our international investment group found exciting companies worldwide. The historic changes in Europe were the source of many compelling ideas, but we identified earnings acceleration in locations as varied as Greece and India. Members of the international team, which now stands at eleven, visited 21 countries during the six months.

     The team's focus on revenue and earnings acceleration helped VP International outperform its benchmark index. We're especially encouraged by the portfolio's performance given the serious crises in many developing economies. Our international team's approach adheres to the investment philosophy and techniques that we developed over the last 25-plus years. We've been able to blend new technology and resources in strategies that employ earnings acceleration and fundamental stockpicking. Our international team's ability to use these strategies to find opportunities in an uncertain global environment is clearly reflected in the solid performance of the fund during the first half of the year. Our aim, as always, is to help investors reach their financial goals.

     Finally, we hope you like the new design of this report. Our annual and semiannual reports contain a wealth of information about fund strategies and holdings. The new design is intended to make this information more accessible and should encourage you to take a closer look.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

              Table of Contents
   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
VP INTERNATIONAL
   Performance Information ..................................................  5
   Management Q&A ...........................................................  6
      Portfolio at a Glance .................................................  6
      Top Ten Holdings ......................................................  7
      Top Five Industries ...................................................  7
      Types of Investments ..................................................  8
      Investments by
        Country .............................................................  8
   Schedule of Investments ..................................................  9
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ........................................................... 13
   Statement of Operations .................................................. 14
   Statements of Changes
      in Net Assets ......................................................... 15
   Notes to Financial
      Statements ............................................................ 16
   Financial Highlights ..................................................... 18
OTHER INFORMATION
   Background Information
      Investment Philosophy and
         Policies ........................................................... 19
      How Currency Returns Affect
         Fund Performance ................................................... 19
      Comparative Indices ................................................... 19
      Portfolio Managers .................................................... 19
   Glossary ................................................................. 20


                                                 www.americancentury.com       1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Performance in foreign markets varied widely. The Morgan Stanley Capital International EAFE Index gained 15.93% for the six months ended June 30, 1998. EAFE benefited from healthy gains in mature European markets while deepening economic problems hampered Asian markets.

* A revitalized Europe has some of the strongest growth rates in the world, fueling a prolonged bull market. The anticipated introduction of a common European currency in 1999 and increasing global competitiveness are driving business and government efforts to make European investments more attractive.

* The Japanese economy is in recession and the Far East is experiencing significant contractions in manufacturing output and consumer spending. The region is faced with addressing a high percentage of bad loans and overbuilt manufacturing capacity.

* Despite the serious economic problems in Asia and Russia, many foreign markets should continue to provide a source of both positive investment returns and diversification for U.S.-based investors.

MANAGEMENT Q&A

* VP International shares returned 25.30% for the six months ended June 30, 1998 compared with 15.93% for the Morgan Stanley Capital International EAFE Index, the fund's benchmark.

* A greater exposure to European stocks and a lighter weighting in Asian companies relative to the benchmark explains much of the difference in performance.

* Banking, financial services, computer software and services and communications services companies were among the best performing industry groups in the portfolio. All are benefiting from economic momentum in Europe.

* Among the significant changes in the portfolio during the period was increased exposure to cellular and telecommunications companies, which have been experiencing rapid expansion in the face of strong consumer demand.

* VP International's exposure to Asian companies was cut back last year and was reduced further during the six months ended June 30. We will continue to evaluate the Asian situation and expect to be there when the earnings picture begins to improve.


[left margin]

"A revitalized Europe has some of the strongest growth rates in the world, fueling a prolonged bull market."

           VP INTERNATIONAL
TOTAL RETURNS:           AS OF 6/30/98
    6 Months                25.30%*
    1 Year                  25.12%
NET ASSETS:              $412 million
INCEPTION DATE:             5/1/94

*Not annualized.

Investment terms are defined in the Glossary on page 20.


2       1-800-345-6488


Market Perspective from Bob Puff
--------------------------------------------------------------------------------

[photo of Bob Puff]
Bob Puff, chief investment officer of American Century Investments

DIVERSITY IS STILL THE RULE

     The behavior of international equity markets during the six months ended June 30 demonstrates not only the extent of the decoupling of domestic and foreign markets, but also the difference in performance among foreign markets themselves. It also shows that it is possible to produce positive investment results even in a turbulent global economic environment.

     The chart on this page points out the difference among returns in Europe, the U.S., and the Far East. The mature European markets showed impressive strength. Meanwhile, the much publicized crisis in Asia, which migrated to the developing economies of Eastern Europe and Latin America, was responsible for weak performance in these regions.

A BRIEF LOOK BACK

     In the late 1980s, the prevailing wisdom was that international markets carried more risk than domestic equities. International investment was seen as risky for several reasons:

*   Foreign currencies were volatile.

* The availability of accurate and useful information on non-U.S.-based companies was extremely limited.

* Accounting standards in use around the globe were not comparable to U.S. standards or were often not understandable to investors in other parts of the world.

* There were legitimate questions about regulatory issues and whether the proper disclosure requirements were in place--something U.S. investors take for granted.

* U.S. regulators encouraged mutual fund companies to put international funds on the aggressive end of the risk spectrum.

* Finally, foreign investments were thought to hold additional political risks, especially in developing countries.

     Ten years later these issues are still with us, but the emergence of a global economy and the desire of countries to participate in the post-Cold War economic boom have brought about significant improvements. In a world where Coca-Cola derives most of its profits from foreign customers and European companies like pharmaceutical giant Novartis advertise regularly in the U.S., there is a lot riding on global interdependence.

     But foreign companies are not coming to the U.S. just to tap into our powerful consumer base. They are also looking for capital to build their businesses. To obtain that capital they are increasingly being asked to reform and clarify their accounting standards. The search for capital and the growing professionalism in the investment management business around the world are also prompting corporations to raise their standards for the release of pertinent, shareholder-relevant information.


[right margin]

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
MSCI EUROPE                  26.67%
MSCI FAR EAST                -5.71%
S&P 500                      17.66%

Source: Lipper Analytical Services, Inc.

"Foreign companies are not coming to the U.S. just to tap into our powerful consumer base. They are also looking for capital to build their businesses."


[line chart - data below]

MARKET PERFORMANCE
FOR THE SIX MONTHS ENDED JUNE 30, 1998

                    MSCI           MSCI           S&P
                   Europe        Far East         500
12/31/97           $1.00          $1.00          $1.00
1/31/98            $1.04          $1.06          $1.01
2/28/98            $1.12          $1.09          $1.08
3/31/98            $1.20          $1.02          $1.14
4/30/98            $1.23          $1.00          $1.15
5/31/98            $1.25          $0.94          $1.13
6/30/98            $1.27          $0.94          $1.18

Value on 6/30/98
MSCI Europe      $1.27
MSCI Far East    $0.94
S&P 500          $1.18

The more developed markets of Europe and the U.S. fared well during the first half of the year. However, both emerging and mature markets located in Asia were weaker.


                                                 www.americancentury.com   3


Market Perspective (continued)
--------------------------------------------------------------------------------

     Countries are being asked to put in place policies that will help stabilize their economies and currencies, and encourage foreign investment.

     These trends are by no means uniform around the globe, but they are more widely in evidence, especially in Europe.

EUROPE AT THE THRESHOLD

     There has been a powerful bull market in Europe for several years now, as the Continent prepares for the start of the European Monetary Union (EMU) in 1999. Supporting the European equity rally was a substantial decline in interest rates. On the corporate front, Europe has made great progress. Accounting standards are improving. Companies are consolidating to meet global competition, buying back their own stock and tying management compensation to stock performance, which tends to align management's interests with those of shareholders. European governments continue to privatize--to sell off corporations they once controlled to the private sector.

     Although tax rates in Europe remain high, they could decline after the EMU is in place. This, along with more equity-oriented savings and retirement practices--similar to those we have seen in the U.S. during the last decade--should encourage investment.

THE ASIAN RECESSION

     Recent events in Asia have taken a serious turn. Japan is now in a recession, and there have been major contractions in manufacturing output and consumer spending throughout the Far East. Whereas mergers and market expansion are the rule in Europe, companies in Asia are often merging to avoid liquidation. The region remains awash in bad loans and overbuilt manufacturing capacity. Credit is now extremely tight--after years of being abundant. Political confrontation is also a concern. Many of the changes that could pull Asia out of its current crisis are cultural, as opposed to simply economic, so reforms may take longer to effect.

RISK AND FOREIGN INVESTING

     The contrast between the ongoing Asian economic crisis and the strong markets of Europe suggests that major global economic events in one part of the world do not always have an impact on other foreign markets. No one is downplaying the seriousness of what has happened in Asia and the recent economic and political events in Russia. But unless these events unfold into a full-scale global recession, which does not seem likely given the good health of the U.S. and European economies, many foreign markets should continue to provide a source of both positive investment returns and diversification for U.S.-based investors.


[left margin]

"There has been a powerful bull market in Europe for several years now, as the Continent prepares for the start of the European Monetary Union (EMU) in 1999."

"The contrast between the ongoing Asian economic crisis and the strong markets of Europe suggests that major global economic events in one part of the world do not always have an impact on other foreign markets."


4       1-800-345-6488


VP International--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1998
                               VP             MSCI EAFE(reg.tm)
                          INTERNATIONAL            INDEX             S&P 500

6 MONTHS(1) ..............   25.30%              15.93%              17.66%
1 YEAR ...................   25.12%               6.10%              30.03%
AVERAGE ANNUAL RETURNS
3 YEARS ..................   22.43%              10.69%              30.16%
LIFE OF FUND(2) ..........   15.37%               8.23%              27.47%

(1) Returns for periods less than one year are not annualized.

(2) The fund's inception date was 5/1/94.


[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 6/30/98
S&P 500              $27,459
VP International     $18,129
MSCI EAFE Index      $13,901

              VP INTERNATIONAL    MSCI EAFE INDEX        S & P 500
DATE            ACCT VALUE          ACCT VALUE           ACCT VALUE
5/01/94          $10,000             $10,000               $10,000
6/30/94           $9,780             $10,083                $9,882
9/30/94           10,100             $10,093               $10,365
12/31/94          $9,500              $9,990               $10,363
3/31/95           $9,300             $10,176               $11,369
6/30/9            $9,880             $10,250               $12,451
9/30/95          $10,360             $10,677               $13,437
12/31/95         $10,660             $11,110               $14,246
3/31/96          $10,920             $11,431               $15,008
6/30/96          $11,439             $11,611               $15,678
9/30/96          $11,520             $11,597               $16,160
12/31/96         $12,196             $11,781               $17,510
3/31/97          $12,840             $11,597               $17,982
6/30/97          $14,489             $13,102               $21,117
9/30/97          $15,018             $13,010               $22,688
12/31/97         $14,468             $11,991               $23,337
3/31/98          $17,047             $13,755               $26,587
6/30/98          $18,129             $13,901               $27,459

$10,000 investment made 5/1/94

The chart at left shows the growth of a $10,000 investment in the fund since inception, while the chart below shows the fund's year-by-year performance. The MSCI EAFE(reg.tm) and the S&P 500 are provided for comparison. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. VP International's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not.


[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

          VP INTERNATIONAL        MSCI EAFE
1994*         -2.20%                0.83%
1995           1.02%                1.66%
1996          15.77%               13.28%
1997          26.67%               12.84%
1998          25.12%                6.10%

*May 1, 1994 (inception) through June 30, 1994.


                                                www.americancentury.com    5


VP International--Q&A
--------------------------------------------------------------------------------

     An interview with Henrik Strabo and Mark Kopinski, portfolio managers on the VP International team.

VP INTERNATIONAL PERFORMED VERY WELL DURING THE FIRST SIX MONTHS OF ITS FISCAL YEAR. IT HAS BEEN AMONG THE BETTER PERFORMING INTERNATIONAL FUNDS FOR THE LAST THREE YEARS. WHAT ARE SOME OF THE REASONS FOR THE STRONG RETURNS?

     While we do not invest the portfolio with a specific index in mind, we're gratified that our investment approach again allowed us to outperform the Morgan Stanley Capital International EAFE Index for the six months ended June 30, 1998. VP International returned 25.30% for the period, compared with EAFE's 15.93%. For the 12 months ended June 30, VP International was up 25.12%, more than quadruple the EAFE index return of 6.10%. The three-year return of 22.43% doubled the 10.69% for EAFE.

     Relative to EAFE, VP International had more exposure to European stocks and a lighter weighting in Asian companies, which largely explains the difference in performance.

     VP International has also performed much better than most foreign stock funds during the six months. According to Lipper Analytical Services Inc., a major independent mutual fund research firm, VP International finished in the top 5% of 110 international funds for the six months ended June 30 and in the top 7% of 104 funds for the 12 months ended June 30. For the three years ended June 30, VP International was in the top 9% of 68 international funds.(+)

     We believe our success in the current uncertain global economic environment is attributable to our disciplined investment style of focusing on companies whose earnings are growing at an accelerating rate. As we discussed in the annual report six months ago, this approach pointed us toward faster growing European businesses and away from slower growing companies in Asia and Japan.

     Although we are currently heavily invested in Europe, our investment style is not guided by factors such as country or sector weightings. The investment team continually monitors such macro factors as a country's political and economic stability, but our primary strategy is to own companies with accelerating revenues and earnings regardless of where they are located.

WHAT WERE SOME OF THE HOLDINGS THAT CONTRIBUTED MOST SIGNIFICANTLY TO RETURNS?

     Among the best performing industry groups in the portfolio were banking, financial services, computer software and services, and communications services companies. We were able to find many companies from among these groups in Europe where evolving economic trends are starting to transform the business environment.

     The introduction of a single currency in 1999, corporate restructuring, privatization, industrial modernization, strong consumer demand, labor and pension reform and a renewed focus by corporate management on the bottom line are some of the forces at work in Europe.

     Nowhere in the European modernization movement are these factors more apparent than in the communications industry.

     Mannesmann AG, a German information technology and engineering


(+)Lipper rankings are based on average annual returns.


[left margin]

"Our primary strategy is to own companies with accelerating revenues and earnings regardless of where they are located."

PORTFOLIO AT A GLANCE
                                       6/30/98          12/31/97
NO. OF COMPANIES                         130              117
WEIGHTED AVERAGE                        $22.8            $21.4
   MARKET CAPITALIZATION               BILLION          BILLION
PORTFOLIO TURNOVER                     81%(1)           173%(2)

(1)  Six months ended 6/30/98.

(2) Year ended 12/31/97.

Investment terms are defined in the Glossary on page 20.


6       1-800-345-6488


VP International--Q&A (continued)
--------------------------------------------------------------------------------

firm, is one of the leading providers of cellular telephone service in Germany. As one of the largest holdings in the portfolio, Mannesmann represented about 2.5% of investments at June 30 and was one of our best performing stocks. The extraordinary popularity of cellular service across the European continent is largely responsible for Mannesmann's performance. Many investors started to pull back from some of the cellular service providers early this year, feeling that market penetration could not expand much more. But cellular subscriptions in Europe continue to grow at a surprising rate. This growth in the cellular business has helped fuel Mannesmann's earnings progress.

     While several new telecom ventures have been started in Europe in the last year, Mannesmann's established mobile and fixed facility service in Germany, and smaller operations in France and Italy, position the company to become a major competitor in the expanding European communications business. In addition, Mannesmann's once unprofitable engineering division has also started to contribute to earnings. Other strong contributors from the telecommunications and cellular group include Alcatel Alsthom, Nokia, and Ericsson Telephone.

     Referring to the chart on the right you will see that financial services was the largest industry holding in the portfolio at 12.6% of investments. It was also one of the best performing groups. Europe's changing attitude toward the investment of personal savings means financial institutions are well-positioned to take advantage of the growing interest in retirement
planning.   Financial  service   institutions  are  starting  to  offer  updated
investment products as individuals seek to shift out of traditional savings vehicles and into investment-oriented products.

     Some of the top performing financial services names in the portfolio were ING Groep N.V., Julius Baer Holding AG, Banca Intesa SPA, and AMVESCAP.

     Pension modernization is also stimulating demand for mutual funds, which have been largely unavailable in Europe until recently. As a result, the asset management business is starting to see significant inflows, similar to the United States in the early 1980s.

     Julius Baer Holding AG, a Swiss-based private banking concern with a substantial asset management capability, represented more than 2% of the portfolio at the end of the period. Banca Intesa SPA is one of the largest asset managers in Italy, a country where cash flows into mutual funds have been very strong. AMVESCAP, another major asset manager, has a global reach, having recently acquired LGT Asset Management and AIM Management Group in 1997. The European mutual fund business has the potential to experience similar growth rates to the U.S. fund business over the past 20 years.

WERE THERE ANY STOCKS THAT DIDN'T DO AS WELL AS YOU HAD EXPECTED?

     In general, commodity-based companies, including energy and chemicals, did not do well. Asian economic problems and the worldwide decline in oil prices hurt the energy exploration and production companies in the portfolio. The drop in oil prices and the fall-off in demand affected several energy exploration companies, including British-Borneo Petroleum, Transocean Offshore and Woodside Petroleum LTD.


[right margin]

TOP TEN HOLDINGS
                             % OF FUND INVESTMENTS
                              AS OF         AS OF
                             6/30/98      12/31/97

ING GROEP N.V.                2.5%          2.0%

MANNESMANN AG                 2.5%          1.4%

JULIUS BAER
     HOLDING AG               2.3%          1.6%

VIVENDI                       2.0%           --

VOLKSWAGEN AG                 1.9%           --

MISYS PLC                     1.8%          1.8%

NESTLE S.A.                   1.7%          0.9%

CAP GEMINI N.V.               1.6%          1.0%

TELEFONICA DE ESPANA          1.5%          0.7%

UBS AG                        1.5%          1.8%



TOP FIVE INDUSTRIES
                             % OF FUND INVESTMENTS
                              AS OF         AS OF
                             6/30/98      12/31/97

FINANCIAL SERVICES           12.6%         12.6%

COMMUNICATIONS
     SERVICES                11.3%          5.5%

COMPUTER SOFTWARE
     & SERVICES              10.5%          6.6%

BANKING                       7.7%         11.7%

AUTOMOBILES &
     AUTO PARTS               4.7%           --


                                                 www.americancentury.com       7


VP International--Q&A (continued)
--------------------------------------------------------------------------------

     Takeda  Chemical  also  was  down  after  earnings   dropped   following  a
restructuring of the government-controlled pharmaceutical pricing framework.

DID YOU  MAKE ANY  SIGNIFICANT  CHANGES  TO THE  PORTFOLIO  DURING  THE LAST SIX
MONTHS?

     As mentioned earlier, we made a significant move into cellular and telecommunications companies. After reducing holdings in Nokia, Phillips Electronics, Ericsson and Alcatel at the onset of the Asian economic crisis in mid-1997, we moved back into these names this year. Cellular order growth continued to expand and demand for cellular services at the consumer level remained high. Moreover, our analysis indicated earnings continued on the upswing. We were able to build positions in these growth companies at lower prices and then saw them move back beyond their 1997 highs.

     We also reduced holdings in Novartis AG to less than 2% of total investments from 3.7% six months ago because of a slowdown in earnings growth.

DO YOU EXPECT TO MAKE ANY PORTFOLIO ADJUSTMENTS, GIVEN THAT THE ASIAN ECONOMIC CRISIS IS THE DOMINANT FACTOR IN THE INTERNATIONAL INVESTMENT PICTURE?

     VP International's exposure to Asian companies had already been cut back last year and was reduced further during the six months.

     As mentioned earlier, our bottom-up investment process led us to focus primarily on European companies at a time when Asian companies began to suffer from economic deterioration. Business fundamentals have been improving in Europe, economies are accelerating and earnings and profit surprises are largely on the positive side. Almost exactly the opposite is generally the case in Asia right now.

     The fact that we, and many others, are not currently investing heavily in Asian and Pacific Rim markets doesn't mean we aren't looking there. We continue to evaluate the situation and expect to be there in a responsible way once earnings start to grow or a positive catalyst emerges to brighten the earnings outlook.


[left margin]

[pie charts - data below]

TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF JUNE 30, 1998
Preferred Stocks              3%
Temporary Cash Investments   10%
Common Stocks                87%

AS OF DECEMBER 31, 1997
Preferred Stocks              2%
Temporary Cash Investments    7%
Common Stocks                91%


[bar chart - data below]

VP INTERNATIONAL'S INVESTMENTS BY COUNTRY

Investments by Country
                        As of           As of
                       6/30/98        12/31/97
United Kingdom          14%             18%
France                  14%             10%
Germany                 13%              8%
Netherlands              9%              9%
Switzerland              8%             12%
Sweden                   4%              2%
Japan                    4%              8%
Canada                   4%              4%
Other                   30%             29%


8       1-800-345-6488


VP International--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

Shares                                                            Value
--------------------------------------------------------------------------------

COMMON STOCKS & RIGHTS

AUSTRALIA--1.3%
              328,805  AMP Limited (Acquired
                          6/15/98-6/18/98,
                          Cost $3,823,515)(1)(2)              $   3,853,248
                          (financial services)
              215,000  Coca-Cola Amatil Limited(1)                1,439,756
                          (food & beverage)                  ----------------
                                                                  5,293,004
                                                             ----------------

BELGIUM--1.2%
               32,000  Lernout & Hauspie
                          Speech Products N.V.(1)                 1,910,000
                          (computer software & services)
                  600  UCB SA                                     3,113,710
                          (pharmaceuticals)                  ----------------
                                                                  5,023,710
                                                             ----------------

CANADA--3.8%
               46,000  BCE Inc.                                   1,951,686
                          (communications services)
              101,000  Bombardier Inc. Cl B                       2,749,141
                          (aerospace & defense)
               60,000  Call-Net Enterprises, Inc. Cl B(1)         1,020,721
                          (communications services)
               60,200  Geac Computer Corp. Ltd.(1)                2,007,281
                          (computer software & services)
               58,500  Investor's Group, Inc.                     2,115,801
                          (financial services)
               19,000  Magna International Inc. Cl A              1,301,963
                          (automobiles & auto parts)
               41,850  Newcourt Credit Group Inc.
                          (Acquired 11/4/97-3/25/98,
                          Cost $974,668)(2)                       2,057,543
                          (financial services)
              106,000  Teleglobe Inc.                             2,827,532
                          (communications services)          ----------------
                                                                 16,031,668
                                                             ----------------

DENMARK--1.7%
               21,355  Novo Nordisk A/S Cl B                      2,941,409
                          (pharmaceuticals)
               42,800  Tele Danmark A/S                           4,104,263
                          (communications services)          ----------------
                                                                  7,045,672
                                                             ----------------

FINLAND--2.7%
              468,000  Merita OY Ltd. Cl A                        3,085,059
                          (banking)
               33,600  Nokia Corp. Cl A ADR                       2,438,100
                          (communications equipment)
              124,000  Raisio Group plc                           2,249,003
                          (food & beverage)
               81,300  Sampo Insurance Company Ltd.               3,849,222
                          (insurance)                        ----------------
                                                                 11,621,384
                                                             ----------------


Shares                                                            Value
--------------------------------------------------------------------------------

FRANCE--13.7%
               18,717  Accor SA                               $   5,227,660
                          (leisure)
               28,544  Alcatel Alsthom
                          Compagnie Generale                      5,800,209
                          (communications equipment)
                9,000  Altran Technologies SA                     2,039,782
                          (business services & supplies)
               10,000  Atos SA(1)                                 2,393,529
                          (computer software & services)
               35,655  Axa-UAP                                    4,002,212
                          (insurance)
               27,582  Banque Nationale de Paris                  2,249,176
                          (banking)
               43,822  Cap Gemini SA                              6,872,053
                          (computer software & services)
               19,000  Groupe Danone                              5,228,293
                          (food & beverage)
               42,000  Lafarge SA                                 4,333,113
                          (construction &
                          property development)
                5,700  Pinault-Printemps-Redoute SA               4,760,977
                          (retail--general merchandise)
               32,965  Rhodia Inc.(1)                               917,448
                          (chemicals & resins)
               16,300  Societe Generale Cl A                      3,382,156
                          (banking)
               16,000  Societe Television Francaise 1             2,474,744
                          (broadcasting & media)
               39,000  Vivendi                                    8,311,159
                          (diversified companies)            ----------------
                                                                 57,992,511
                                                             ----------------

GERMANY--10.8%
               11,205  Allianz AG                                 3,729,885
                          (insurance)
                3,064  Bayerische Motoren
                          Werke (BMW) AG                          3,095,035
                          (automobiles & auto parts)
                  798  Bayerische Motoren
                           Werke (BMW) AG New Shares(1)             795,041
                          (automobiles & auto parts)
               39,130  Daimler-Benz AG                            3,844,343
                          (automobiles & auto parts)
               14,200  Deutsche Bank AG                           1,199,380
                          (financial services)
               68,000  Deutsche Pfandbrief-und
                          Hypothekenbank AG                       5,434,881
                          (banking)
               36,000  Douglas Holding AG                         1,914,872
                          (retail--general merchandise)
               47,000  Dresdner Bank AG                           2,536,392
                          (financial services)
              103,000  Mannesmann AG                             10,575,358
                          (industrial equipment & machinery)
               36,000  Metro AG                                   2,171,916
                          (retail--general merchandise)

See Notes to Financial Statements


                                                www.americancentury.com
9


VP International--Schedule of Investments
--------------------------------------------------------------------------------
                                                                  (Continued)

JUNE 30, 1998 (UNAUDITED)

Shares                                                            Value
--------------------------------------------------------------------------------

               36,000  Metro AG Rights(1)                     $       1,395
                          (retail--general merchandise)
               31,000  VEBA AG                                    2,082,166
                          (utilities)
                8,415  Volkswagen AG                              8,118,307
                          (automobiles & auto parts)         ----------------
                                                                 45,498,971
                                                             ----------------

GREECE--0.3%
               46,666  Hellenic Telecommunication
                          Organization SA (OTE)                   1,195,503
                          (communications services)          ----------------

HONG KONG--0.3%
              281,000  Hutchison Whampoa Limited                  1,483,529
                          (diversified companies)            ----------------

HUNGARY--0.3%
               40,000  Magyar Tavkozlesi Rt. ADR                  1,177,500
                          (communications services)          ----------------

IRELAND--2.1%
              125,505  Bank of Ireland                            2,583,512
                          (financial services)
               50,800  CBT Group Plc ADR(1)                       2,730,500
                          (computer software & services)
               30,000  Elan Corp., plc ADR(1)                     1,929,375
                          (pharmaceuticals)
               36,000  Saville Systems Ireland plc ADR(1)         1,804,500
                          (computer software & services)     ----------------
                                                                  9,047,887
                                                             ----------------

ITALY--3.2%
            1,752,600  Banca di Roma                              3,643,250
                          (banking)
              426,700  Banca Intesa S.p.A.                        2,384,140
                          (financial services)
              469,800  Credito Italiano                           2,456,031
                          (banking)
               98,376  La Rinascente SpA                            490,250
                          (retail--food & drug)
              151,600  Mondadori (Arnoldo) Editore SpA            1,788,640
                          (printing & publishing)
              393,700  Telecom Italia SpA                         2,894,300
                          (communications services)          ----------------
                                                                 13,656,611
                                                             ----------------

JAPAN--4.1%
               41,000  Aiwa Co., Ltd.                             1,289,774
                          (electrical & electronic
                          components)
               37,000  Bridgestone Corp.                            877,640
                          (automobiles & auto parts)
              372,000  Fujitsu Ltd.                               3,927,683
                          (computer systems)
               45,000  Honda Motor Co., Ltd.                      1,607,608
                          (automobiles & auto parts)

Shares                                                            Value
--------------------------------------------------------------------------------

              234,000  Minebea Company Ltd.                   $   2,336,954
                          (electrical & electronic
                          components)
                   31  NTT Data Corp.                             1,123,156
                          (communications services)
               10,000  Nintendo Co., Ltd.                           929,274
                          (electrical & electronic
                          components)
               45,800  Sony Corp.                                 3,957,984
                          (electrical & electronic
                          components)
               47,000  Takeda Chemical Inds.                      1,254,194
                          (pharmaceuticals)                  ----------------
                                                                 17,304,267
                                                             ----------------

MEXICO(3)
                5,310  Cemex SA de CV Cl A                           19,962
                          (building & home improvements)     ----------------

NETHERLANDS--8.6%
               16,000  AOT NV                                     1,624,628
                          (financial services)
               45,511  ASR Verzekeringsgroep N.V.                 3,856,732
                          (insurance)
               39,200  Cap Gemini N.V.                            3,233,387
                          (computer software & services)
               64,400  Getronics N.V.                             3,335,805
                          (computer software & services)
              162,809  ING Groep N.V.                            10,647,433
                          (financial services)
              117,864  Koninklijke Ahold NV                       3,778,824
                          (retail--food & drug)
               21,000  Philips Electronics N.V.                   1,785,000
                          (electrical & electronic
                          components)
               36,000  Unilever N.V.                              2,841,750
                          (diversified companies)
              110,200  VNU Tijdschriftengroep Nederland           3,998,419
                          (printing & publishing)
               38,600  Vedior NV (Acquired
                          6/5/97-4/28/98,
                          Cost $845,118)(2)                       1,089,726
                          (business services & supplies)     ----------------
                                                                 36,191,704
                                                             ----------------

NORWAY--1.1%
              100,000  Petroleum Geo-Services
                          ASA ADR(1)                              3,050,000
                          (energy--services)
              177,000  Storebrand ASA(1)                          1,571,567
                          (insurance)                        ----------------
                                                                  4,621,567
                                                             ----------------

POLAND--0.2%
               86,000  Elektrim Spolka Akcyjna S.A.               1,048,179
                          (electrical & electronic           ----------------
                          components)

                                              See Notes to Financial Statements


10       1-800-345-6488


VP International--Schedule of Investments
--------------------------------------------------------------------------------
                                                                  (Continued)

JUNE 30, 1998 (UNAUDITED)

Shares                                                            Value
--------------------------------------------------------------------------------

PORTUGAL--1.2%
               64,500  Banco Espirito Santo e
                          Comercial de Lisboa, SA             $   1,934,372
                          (banking)
               44,000  Banco Espirito Santo e
                          Comercial de Lisboa, SA Rights(1)         263,914
                          (banking)
               21,900  Portugal Telecom S.A.                      1,159,175
                          (communications services)
               10,000  Telecel-Comunicacaoes
                          Pessoais, SA                            1,773,356
                          (communications services)          ----------------
                                                                  5,130,817
                                                             ----------------

SPAIN--2.6%
               13,000  Banco Popular Espanol SA                   1,107,428
                          (banking)
               84,000  Corporacion Bancaria de
                          Espana SA                               1,881,924
                          (banking)
              136,909  Telefonica de Espana                       6,321,826
                          (communications services)
              169,000  TelePizza, S.A.(1)                         1,788,564
                          (restaurants)                      ----------------
                                                                 11,099,742
                                                             ----------------

SWEDEN--4.4%
               26,200  Assa Abloy AB Cl B                         1,028,216
                          (construction &
                          property development)
              135,000  Electrolux AB Cl B                         2,315,261
                          (consumer products)
               70,500  Ericsson (L.M.) Telephone Co. ADR          2,022,469
                          (communications equipment)
               36,000  Europolitan Holdings AB                    2,523,691
                          (communications services)
               78,400  Hennes & Mauritz AB Cl B                   4,995,506
                          (retail--apparel)
               52,000  NetCom Systems AB Cl B(1)                  1,988,658
                          (communications services)
              245,000  Skandia Forsakrings AB                     3,496,363
                          (financial services)               ----------------
                                                                 18,370,164
                                                             ----------------

SWITZERLAND--7.9%
               23,500  Credit Suisse Group                        5,225,835
                          (financial services)
                3,085  Julius Baer Holding AG                     9,645,071
                          (financial services)
                 300   Kuoni Reisen Holding AG                    1,488,436
                          (transportation)
                3,400  Nestle S.A.                                7,271,793
                          (food & beverage)
                2,026  Novartis AG                                3,369,325
                          (pharmaceuticals)
               16,750  UBS AG                                     6,224,550
                          (banking)                          ----------------
                                                                 33,225,010
                                                             ----------------

Shares                                                            Value
--------------------------------------------------------------------------------

UNITED KINGDOM--14.4%
              386,700  Amvescap Plc                           $   3,776,735
                          (financial services)
              561,000  British Aerospace PLC                      4,298,946
                          (aerospace & defense)
              177,000  British Airways plc                        1,916,327
                          (airlines)
               73,900  CMG plc                                    2,322,554
                          (computer software & services)
              379,000  Cable & Wireless
                          Communications plc(1)                   3,837,571
                          (communications services)
              250,000  Capita Group Plc                           2,151,568
                          (business services & supplies)
              218,000  Compass Group PLC                          2,507,622
                          (business services & supplies)
              249,000  Diageo plc                                 2,951,509
                          (food & beverage)
              172,000  Energis plc(1)                             2,620,280
                          (communications services)
              167,000  Hays plc                                   2,802,005
                          (business services & supplies)
               79,000  Logica plc                                 2,555,378
                          (computer software & services)
              131,971  Misys plc                                  7,502,086
                          (computer software & services)
              134,000  Orange plc(1)                              1,420,578
                          (communications services)
               69,473  Provident Financial plc                    1,090,261
                          (financial services)
              201,600  SEMA Group plc                             2,372,827
                          (computer software & services)
               42,000  Schroders plc                              1,084,040
                          (financial services)
               31,500  Serco Group plc                              725,732
                          (business services & supplies)
              259,000  Somerfield plc                             1,653,932
                          (retail--food & drug)
              137,700  Spring Group PLC                             957,492
                          (business services & supplies)
               89,000  Standard Chartered plc                     1,012,610
                          (banking)
              488,000  Vodafone Group plc                         6,195,915
                          (communications services)
              440,000  WPP Group plc                              2,885,063
                          (business services & supplies)
               46,000  Zeneca Group plc                           1,975,219
                          (pharmaceuticals)                  ----------------
                                                                 60,616,250
                                                             ----------------

UNITED STATES--0.9%
               62,000  AirTouch Communications, Inc.(1)           3,623,125
                          (communications services)          ----------------

TOTAL COMMON STOCKS & RIGHTS--86.8%                             366,318,737
   (Cost $290,295,736)                                       ----------------

See Notes to Financial Statements


                                              www.americancentury.com
11


VP International--Schedule of Investments
--------------------------------------------------------------------------------
                                                                  (Continued)

JUNE 30, 1998 (UNAUDITED)

Shares/Principal Amount                                           Value
--------------------------------------------------------------------------------

PREFERRED STOCKS

BRAZIL--0.4%
            9,628,000  Telerj Celular S.A. Cl B( (1))         $     572,660
                          (communications equipment)
           11,642,000  Telesp Celular S.A. Cl B (1)                 966,350
                          (communications equipment)         ----------------
                                                                  1,539,010
                                                             ----------------

GERMANY--2.4%
               49,000  Henkel KGaA                                4,841,147
                          (chemicals & resins)
                7,900  SAP AG                                     5,356,451
                          (computer software & services)     ----------------
                                                                 10,197,598
                                                             ----------------

TOTAL PREFERRED STOCKS--2.8%                                     11,736,608
   (Cost $8,797,340)                                          ----------------

TEMPORARY CASH INVESTMENTS
          $23,700,000  FHLB Discount Notes,
                          5.55%, 7/1/98(4)                       23,700,000

Repurchase Agreement, Merrill Lynch & Co.,
   Inc., 5.55%, due 7/1/98, collateralized by
   $20,300,000 par value U.S. Treasury Notes,
   5.875%, due 2/28/99
   (Delivery value $20,303,130)                                  20,300,000
                                                             ----------------

TOTAL TEMPORARY CASH
INVESTMENTS--10.4%                                               44,000,000
   (Cost $44,000,000)                                        ----------------

TOTAL INVESTMENT SECURITIES--100.0%                           $ 422,055,345
   (Cost $343,093,076)                                       ================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Contracts                 Settlement                         Unrealized
to Sell                     Date             Value           Gain (Loss)
--------------------------------------------------------------------------------

    4,875,426  CHF         7/30/98        $ 3,221,739         $ 26,206
   10,032,621  DEM         7/30/98          5,562,865           36,508
   33,661,076  FRF         7/30/98          5,566,286           32,672
    3,705,856  GBP         7/30/98          6,177,243            1,622
  217,619,565  JPY         7/30/98          1,580,583          (36,579)
    7,089,510  NLG         7/30/98          3,486,988           24,009
   12,700,452  SEK         7/30/98          1,591,686           22,263
                                    --------------------------------------------
                                          $27,187,390         $106,701
                                    ============================================

(Value on Settlement Date $27,294,091)

Forward foreign currency exchange contracts are used by the portfolio management team in an effort to protect foreign investments against declines in foreign currencies. This is also known as hedging. The contracts are called "forward" because they allow your fund to exchange a foreign currency for U.S. dollars at a date in the future -- and at a price (known as the exchange rate) agreed upon when the contract is initially entered into.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
DEM = German Mark
FHLB = Federal Home Loan Bank
FRF = French Franc
GBP = British Pound
JPY = Japanese Yen
NLG = Netherlands Guilder
SEK = Swedish Krona

(1)   Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at 6/30/98, was $7,000,517 which represented 1.7% of net assets.

(3) Investments in country were less than 0.05% of total investment securities.

(4) The rate disclosed is the yield to maturity at purchase.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

*   the percentage of total investments in each country

*   a list of each investment

*   the number of shares of each stock

*   the market value of each investment

*   the percent and dollar breakdown of each investment category


                                              See Notes to Financial Statements


12       1-800-345-6488


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

ASSETS

Investment securities, at value
   (identified cost of $343,093,076) (Note 3) ....................  $422,055,345
Foreign currency holdings, at value
   (identified cost of $346,097) .................................       346,097
Cash .............................................................       754,849
Receivable for forward foreign currency exchange contracts .......       143,280
Receivable for investments sold ..................................     1,451,855
Dividends and interest receivable ................................       938,931
Other assets .....................................................           692
                                                                    ------------
                                                                     425,691,049
                                                                    ------------

LIABILITIES
Payable for investments purchased ................................    10,750,539
Payable for capital shares redeemed ..............................     2,554,563
Payable for forward foreign currency exchange contracts ..........        36,579
Accrued management fees (Note 2) .................................       476,400
Payable for directors' fees and expenses .........................           290
                                                                    ------------
                                                                      13,818,371
                                                                    ------------
Net Assets .......................................................  $411,872,678
                                                                    ============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized .......................................................   200,000,000
                                                                    ============
Outstanding ......................................................    51,243,729
                                                                    ============

Net Asset Value Per Share ........................................  $       8.04
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..........................  $330,349,655
Undistributed net investment income ..............................     1,303,985
Accumulated undistributed net realized gain
   from investments and foreign currency transactions ............     1,168,538
Net unrealized appreciation on investments and translation of
   assets and liabilities in foreign currencies (Note 3) .........    79,050,500
                                                                    ------------
                                                                    $411,872,678
                                                                    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments not yet paid to shareholders or net losses from investments (known as realized gains or losses), and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                               www.americancentury.com       13


Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $511,480) ...........  $  3,448,320
Interest ........................................................       886,204
                                                                   ------------
                                                                      4,334,524
                                                                   ------------
Expenses: (Note 2)
Management fees .................................................     2,246,986
Directors' fees and expenses ....................................         1,326
                                                                   ------------
                                                                      2,248,312
                                                                   ------------

Net investment income ...........................................     2,086,212
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain (loss) on:
Investments .....................................................     6,650,793
Foreign currency transactions ...................................    (2,667,360)
                                                                   ------------
                                                                      3,983,433
                                                                   ------------
Change in net unrealized appreciation on:
Investments .....................................................    55,634,379
Translation of assets and liabilities in foreign currencies .....       (84,347)
                                                                   ------------
                                                                     55,550,032
                                                                   ------------

Net realized and unrealized gain on investments
   and foreign currency .........................................    59,533,465
                                                                   ------------

Net Increase in Net Assets Resulting from Operations ............  $ 61,619,677
                                                                   ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

*   income earned by investments (dividends and interest)

*   management fees and expenses

*   gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


14       1-800-345-6488


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1997

Increase in Net Assets:                                 1998             1997

OPERATIONS
Net investment income (loss) ...................  $   2,086,212   $    (134,762)
Net realized gain on investments
   and foreign currency transactions ...........      3,983,433      13,688,083
Change in net unrealized appreciation
   on investments and translation
   of assets and liabilities
   in foreign currencies .......................     55,550,032      13,350,515
                                                  -------------   -------------
Net increase in net assets
   resulting from operations ...................     61,619,677      26,903,836
                                                  -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....................     (1,512,683)     (1,287,755)
In excess of net investment income .............           --          (148,297)
From net realized gains
   from investment transactions ................    (15,528,803)     (2,769,529)
                                                  -------------   -------------
Decrease in net assets from distributions ......    (17,041,486)     (4,205,581)
                                                  -------------   -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......................    290,951,355     251,281,839
Proceeds from reinvestment of distributions ....     17,041,486       4,205,581
Payments for shares redeemed ...................   (157,221,076)   (162,998,136)
                                                  -------------   -------------
Net increase in net assets
   from capital share transactions .............    150,771,765      92,489,284
                                                  -------------   -------------

Net increase in net assets .....................    195,349,956     115,187,539

NET ASSETS
Beginning of period ............................    216,522,722     101,335,183
                                                  -------------   -------------
End of period ..................................  $ 411,872,678   $ 216,522,722
                                                  =============   =============

Undistributed net investment income ............  $   1,303,985   $     730,456
                                                  =============   =============

TRANSACTIONS IN SHARES OF THE FUND
Sold ...........................................     37,846,891      38,184,069
Issued in reinvestment of distributions ........      2,328,072         691,707
Redeemed .......................................    (20,587,075)    (24,224,772)
                                                  -------------   -------------
Net increase ...................................     19,587,888      14,651,004
                                                  =============   =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF CHANGES IN NET ASSETS--This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

*   distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestment of distributions and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                               www.americancentury.com       15


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Variable Portfolios, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP International (the Fund) is one of the six series of funds issued by the Corporation. The Fund's investment objective is capital growth. The Fund seeks to achieve its investment objective by investing primarily in an internationally diversified portfolio of equity securities that are considered by management to have prospects for appreciation. The Fund will invest primarily in securities of issuers located in developed markets. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.


16       1-800-345-6488


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                  (Continued)

JUNE 30, 1998 (UNAUDITED)

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and Purchases and sales of investment securities, paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.50%.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities, excluding short-term investments, totaled $350,940,067 and $230,026,702, respectively. On June 30, 1998, accumulated net unrealized appreciation on investments was $77,128,263, based on the aggregate cost of investments for federal income tax purposes of $344,927,082, which consisted of unrealized appreciation of $81,251,929 and unrealized depreciation of $4,123,666.


                                               www.americancentury.com     17


VP International--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                        1998(1)             1997          1996              1995         1994(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period .............  $      6.84       $      5.96    $      5.33      $      4.75    $      5.00
                                                    -----------       -----------    -----------      -----------    -----------

Income From Investment Operations

  Net Investment Income (Loss) ...................         0.07             (0.02)          0.02(3)          0.03(3)        --

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions .....................         1.61              1.11           0.74             0.55          (0.25)
                                                    -----------       -----------    -----------      -----------    -----------

  Total From Investment Operations ...............         1.68              1.09           0.76             0.58          (0.25)
                                                    -----------       -----------    -----------      -----------    -----------

Distributions

  From Net Investment Income .....................        (0.04)            (0.06)         (0.03)            --             --

  In Excess of Net Investment Income .............         --               (0.01)         (0.07)            --             --

  From Net Realized Gains
  on Investment Transactions .....................        (0.44)            (0.14)         (0.03)            --             --
                                                    -----------       -----------    -----------      -----------    -----------

  Total Distributions ............................        (0.48)            (0.21)         (0.13)            --             --
                                                    -----------       -----------    -----------      -----------    -----------

Net Asset Value, End of Period ...................  $      8.04       $      6.84    $      5.96      $      5.33    $      4.75
                                                    ===========       ===========    ===========      ===========    ===========

  Total Return(4) ................................        25.30%            18.63%         14.41%           12.21%         (5.00)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ............................         1.50%(5)          1.50%          1.50%            1.50%          1.50%(5)

Ratio of Net Investment
Income (Loss) to Average Net Assets ..............         1.39%(5)         (0.08)%         0.31%            0.70%    (0.11)%(5)

Portfolio Turnover Rate ..........................           81%              173%           154%             214%           157%

Net Assets, End of Period (in thousands) .........  $   411,873       $   216,523    $   101,335      $    51,609    $    17,993

(1) Six months ended June 30, 1998 (unaudited).

(2) May 1, 1994 (inception) through December 31, 1994.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:

*   share price at the beginning of the period

*   portfolio income and capital gains or losses

*   distributions of income and capital gains paid to shareholders

*   share price at the end of the period

It also includes some key statistics for the period:

*   total  return--the   overall   percentage  return  of  the  fund,   assuming
    reinvestment of all distributions

* expense ratio--operating expenses, expressed as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


18       1-800-345-6488


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY  AND POLICIES

     The philosophy behind American Century's growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Finally, American Century funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     VP INTERNATIONAL'S investment objective is capital growth. The fund invests primarily in the equity securities of foreign companies that exhibit accelerating earnings growth. It favors companies based in developed markets. It will typically have significant share price fluctuations.

     International   investing   involves  special  risks  including   political
instability and economic risk.

HOW CURRENCY RETURNS AFFECT  FUND PERFORMANCE

     For U.S. investors, the total return from international stocks includes the effects of currency fluctuations -- the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into U.S. dollars.

     Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. This tended to be the case in 1997, when the dollar increased in value against most major foreign currencies. (The weakened foreign currencies bought fewer dollars.) Conversely, the U.S. dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between U.S. dollars and various currencies in order to purchase and sell foreign securities. Currency restrictions, exchange control regulations, currency devaluations and political developments may also affect net asset value.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices. The MSCI EUROPE measures stock performance in 14 European countries. The MSCI FAR EAST measures stock performance in Japan, Hong Kong, Malaysia and Singapore.


[right margin]

PORTFOLIO MANAGERS

VP INTERNATIONAL
     HENRIK STRABO
     MARK KOPINSKI


                                               www.americancentury.com     19


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the "Financial Highlights" on page 18.


PORTFOLIO STATISTICS

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.


20       1-800-345-6488


[inside back cover]

[right margin]

[american century logo (reg.sm)]
American
Century(reg.sm)

P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INVESTOR SERVICES:
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AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com


AMERICAN CENTURY MUTUAL FUNDS, INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                   BULK RATE
P.O. Box 419385                                             U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                  AMERICAN CENTURY
www.americancentury.com                                        COMPANIES


9808                             (c)1998 American Century Services Corporation
SH-BKT-13308                                           Funds Distributor, Inc.

[front cover]                                                      June 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY
VARIABLE PORTFOLIOS

               [graphic of people, stairs, building, figures]

TWENTIETH CENTURY GROUP
-----------------------
VP Capital Appreciation

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                 Century(reg.sm)
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

WHY WE CHANGED.

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q & As with fund managers. We hope the new design will make the reports more interesting and understandable, and easier for you to keep abreast of your fund's strategy and performance.

WHAT'S NEW.

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old ones. They use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative, and user-friendly publication.

We hope you enjoy it.


[left margin]

Variable Portfolios
VP Capital Appreciation

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

Our Message to You
--------------------------------------------------------------------------------
[photo James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers III, seated, with James E. Stowers, Jr.

     We've been optimistic about the financial markets for many years and continue to think that common stocks will produce attractive returns over the long run. Many companies have re-thought their basic strategies, improved their operating performance and are generating impressive returns on investments. While the economic crisis in the Far East has affected earnings in a number of areas, the U.S. economy continues to be in good condition.

     Despite the run up in the stock market over the past several years, not every single company has participated in the market's appreciation. The very best performers have been among the country's largest companies -- those with strong, established credentials and predictable earnings streams. Many small and midsized businesses have lagged behind. This has been problematic for VP Capital Appreciation because the majority of its holdings are focused on midsized and smaller firms where we think the long-term growth potential is exceptional. We think this would be the wrong time to abandon the fund's mid-cap strategy in order to chase the shares of larger companies, which are now relatively richly priced.

     Another matter involving VP Capital Appreciation that has been discouraging is our portfolio team's execution of our long-held, growth-oriented strategies. We have simply not generated satisfactory levels of return for fund shareholders. In order to address that problem, we have assigned the fund to a new portfolio management team, broadened the portfolio's industry diversification and attempted to "sharpen up" our basic investment strategies. We have also created an additional level of oversight to ensure these changes are effectively implemented. We are committed to doing a their financial goals.

     Finally, we hope you like the new design of this report. Our annual and semiannual reports contain a wealth ble and should encourage you to take a better job on behalf of fund shareholders and will be watching this fund very carefully to ensure we do so. Our goal, as always, is to help investors reach Finally, we hope you like the new of information on fund strategies and holdings. The new design is intended to make this information more accessicloser look.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

                    Table of Contents
   Report Highlights ..........................     2
   Market Perspective .........................     3
VP CAPITAL APPRECIATION
   Performance Information ....................     5
   Management Q&A .............................     6
   Portfolio at a Glance ......................     6
   Top Ten Holdings ...........................     7
   Top Five Industries ........................     7
   Types of Investments .......................     8
   Schedule of Investments ....................     9
FINANCIAL STATEMENTS
   Statement of Assets and Liabilities .......     12
   Statement of Operations ...................     13
   Statements of Changes in Net Assets .......     14
   Notes to Financial Statements .............     15
   Financial Highlights ......................     17
OTHER INFORMATION
   Background Information
      Investment Philosophy and Policies .....     18
      Comparative Indices ....................     18
      Portfolio Managers .....................     18
   Glossary ..................................     19


                                              www.americancentury.com         1


Report Highlights
---------------------------------------------------------------------------

MARKET PERSPECTIVE

o The S&P 500 has continued its steep ascent. For the six months ended June 30, 1998, it returned 17.66%. Calendar 1995-1997 marked one of the best three-year performance runs on record.

o Mid-cap and smaller stocks performed well, with the S&P MidCap 400 returning 8.63% and the Russell 2000 gaining 4.93%.

o A robust economy, minimal inflation and low unemployment are among the factors driving the economy. U.S. companies are enjoying extraordinarily high profitability as they make gains in productivity and the use of technology. A wave of mergers has also increased efficiency and profits.

o Stock prices are at historically high levels when measured against earnings growth, book value and dividend yield.

o A favorable environment for stocks could shift with a rise in inflation or interest rates. That does not appear imminent due to the economic-dampening effects of the financial crisis in the Far East.


MANAGEMENT Q&A

o VP Capital Appreciation was flat for the period, with a total return of 0.88%. Its benchmark, the S&P MidCap 400, gained 8.63%.

o The fund had a large weighting in technology and energy services companies early in the period. These sectors retreated on news of expanding economic problems in Asia. The fund also was underexposed to some areas of the economy where performance was strong, particularly financial services.

o    The  fund's  benchmark,   although  mid-cap  by  name,  owed  much  of  its
     performance to stocks that are no longer in the mid-cap arena.

o A new team, led by portfolio managers Harold Bradley and Linda Peterson, assumed responsibility for the fund in April. The team's first step was to increase the fund's diversification, gaining exposure to more industries where earnings acceleration was evident.

o Secondly, the team reallocated fund investments away from stocks with high absolute growth rates. Instead, the team has focused on stocks whose growth rate is changing at a rapid pace, even if the absolute growth rate is modest.

[left margin]

"The team's first step was to increase the fund's diversification, gaining exposure to more industries where earnings acceleration was evident."

            VP CAPITAL APPRECIATION
TOTAL RETURNS:                       AS OF 6/30/98
    6 Months ....................        0.88%*
    1 Year ......................        1.09%
NET ASSETS:                           $515 million
INCEPTION DATE:                        11/20/87

*Not annualized.

Investment terms are defined in the Glossary on page 19.


2      1-800-345-6488


Market Perspective from Bob Puff
--------------------------------------------------------------------------------

[photo of Bob Puff]
Bob Puff, chief investment officer of American Century Investments

A POWERFUL UPSLOPE

     Just how quickly has the stock market appreciated over the past few years? It took approximately 16 years, from 1970-1985, for the Standard & Poor's 500 Index to double. Only six years later, it had doubled again, and roughly five years after that, in early 1997, it had doubled once more, to 800. As the chart on this page illustrates, the S&P 500's recent climb has been very steep. At the end of June 1998, the index was over 1100.

     Looked at another way, calendar 1995-1997 marked one of the best three-year performance runs on record. It was, in fact, the most consistent performance ever for large-stock indices such as the S&P 500. All three years saw returns top 20%. During the six months ended June 30, the S&P 500 barely paused to catch its breath, gaining 17.66%.

     Lower corporate earnings, a tight U.S. labor market, and the ongoing economic crisis in Asia caused only minor pullbacks in late 1997 and the second quarter of 1998.

A POWERHOUSE ECONOMY

     Stocks owe much of their success to a robust economy with minimal inflation. The U.S. economy is currently demonstrating a vigor we haven't seen in a generation.

o U.S. economic growth hit 3.8% in 1997 and 5.5% in the first quarter of 1998.

o    Inflation was a mere 1.4% for the 12 months ended June 30, 1998.

o    In 1997, prices rose at the slowest pace in 12 years.

o    Interest rates are among the lowest since the 1960s.

o    Unemployment in 1997 was the lowest in 28 years.

o    The U.S. government is projecting the first budget surplus in 30 years.

     A successful market is also tied to the success of individual companies. Earnings growth and productivity are at the top of the business agenda. We are among the most technologically proficient of the industrial nations, and as a result, U.S. companies are enjoying extraordinarily high profitability. A wave of mergers, often involving such high-profile names as Travelers Group and Citicorp, has, in general, increased efficiency and boosted profits.

     In 1997 and the first quarter of 1998 earnings growth slowed, but only after a double-digit growth spurt that lasted five years. Given the positive business climate, it's not surprising stocks remain such a popular investment, and that cash continues to flow into the market at record volumes.

     However, by some traditional measures, stock prices are expensive. The average stock in the S&P 500 now costs more than 25 times last year's earnings, a historical high. Corporate

[right margin]

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
S&P 500                 17.66%
S&P MIDCAP 400           8.63%
RUSSELL 2000             4.93%

Source: Lipper Analytical Services, Inc.

These  indices   represent   the   performance   of  large,   medium  and  small
capitalization stocks.

"Stocks owe much of their success to a robust economy with minimal inflation."

[mountain chart]
S&P 500 PERFORMANCE
FROM DECEMBER 1970 TO DECEMBER 1997
DATE             PRICE
12/70            92.15
12/71           102.09
12/72           118.05
12/73            97.55
12/74            68.56
12/75            90.19
12/76           107.46
12/77            95.10
12/78            96.11
12/79           107.94
12/80           135.76
12/81           122.55
12/82           140.64
12/83           164.93
12/84           167.24
12/85           211.28
12/86           242.17
12/87           247.08
12/88           277.72
12/89           353.40
12/90           330.22
12/91           417.09
12/92           435.71
12/93           466.45
12/94           459.27
12/95           615.93
12/96           740.74
12/97           970.43
Source: Bloomberg


                                               www.americancentury.com        3


Market Perspective (continued)
--------------------------------------------------------------------------------

assets are also richly valued. Investors are paying roughly five times balance sheet assets, or twice the historical average. The dividend yield on the average S&P 500 stock has fallen to less than 1.5%, another record.

BIG WAS BETTER

     As the accompanying chart makes clear, large companies (as reflected in the S&P 500) continued to outperform midsize and small companies in the first half of 1998. Leadership has been narrow. The largest 100 stocks in the S&P 500, measured by market value, have hugely outdistanced the remaining 400. And the very largest -- GE, Coca-Cola, Microsoft, and other household names -- have posted the biggest gains. The "mega stocks" are in vogue because they are liquid, that is, easier to trade in large quantities. In theory, their liquidity should make them easier to exit if the stock market slips. The fascination with size has been prevalent for several years. It was also in vogue a generation ago, in the early seventies, when the "Nifty Fifty" (companies that were also household names) provided the performance fireworks.

EARNINGS, INFLATION, AND  INTEREST RATES

     What could make the world less equity-friendly -- no matter what the company's size? Most probably, an upturn in inflation or a substantial decline in earnings. You don't have to look farther than the second quarter, when the Asian crisis threatened earnings and the Federal Reserve hinted a rate hike was possible. In late 1997, the spike in oil prices, combined with the deepening Asian crisis, also raised the specter of higher inflation and lower earnings -- and stocks fell back.

     If inflation picks up, interest rates are likely to rise too, as the Federal Reserve Board tries to head off inflation by pushing rates higher. Higher interest rates increase the cost of borrowing for everyone, from corporations to prospective home buyers, and thus tend to slow economic growth and dampen inflation.

     In 1997, inflation failed to take off. Oil prices went into a tailspin when Asian demand fell. In early 1998, as crude oil prices hit a nine-year low, interest rates declined and stocks soared even though the fallout from Asia still threatened to slow both corporate earnings and U.S. economic growth.

     This is a resilient market. Its long-term prospects are still favorable. But investor expectations are running high, which is reflected in the S&P 500's steep climb over the last three and a half years. In this environment, stocks could prove vulnerable to disappointments.


[left margin]

"Investor expectations are running high, which is reflected in the S&P 500's steep climb over the last three and a half years."

[line chart]
MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 1998

                    S & P 500          S & P 400          Russell 2000
12/31/97             1.00                 1.00                 1.00
1/31/98              1.01                 0.98                 0.98
2/28/98              1.08                 1.06                 1.06
3/31/98              1.14                 1.11                 1.10
4/30/98              1.15                 1.13                 1.11
5/31/98              1.13                 1.08                 1.05
6/30/98              1.18                 1.09                 1.05


4       1-800-345-6488


VP Capital Appreciation -- Performance
---------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1998

                                       (INCEPTION 11/20/87)

                           CAPITAL        S&P                    S&P MIDCAP
                        APPRECIATION   MIDCAP 400   S&P 500   400/BARRA GROWTH
6 MONTHS(1) ............    0.88%         8.63%      17.66%         11.97%
1 YEAR .................    1.09%        27.10%      30.03%         26.89%
AVERAGE ANNUAL RETURNS
3 YEARS ................    0.82%        24.00%      30.16%         23.20%
5 YEARS ................    4.95%        18.45%      23.03%         17.94%
10 YEARS ...............    8.70%        18.36%      18.50%           --
LIFE OF FUND ...........    8.97%     20.07%(2)      19.02%           --

(1) Returns for periods less than one year are not annualized.
(2) Return from 11/30/87, the date nearest to fund inception for which data are available.

See pages 18 and 19 for information about the indices and returns.

[mountain chart]
GROWTH OF $10,000 OVER 10 YEARS

               VP Capital        S&P           S&P
              Appreciation    MidCap 400       500

6/30/88          $10,000       $10,000       $10,000
12/31/88          $9,700       $10,136       $10,338
6/30/89          $11,176       $12,215       $12,044
12/31/89         $12,485       $13,739       $13,603
6/30/90          $13,750       $14,100       $14,018
12/31/90         $12,329       $13,036       $13,180
6/30/91          $14,131       $15,911       $15,054
12/31/91         $17,492       $19,566       $17,177
6/30/92          $15,607       $18,863       $17,064
12/31/92         $17,257       $21,897       $18,484
6/30/93          $18,093       $23,143       $19,380
12/31/93         $19,037       $24,953       $20,339
6/30/94          $17,691       $23,130       $19,658
12/31/94         $18,815       $24,059       $20,615
6/30/95          $22,477       $28,299       $24,768
12/31/95         $24,665       $31,504       $28,334
6/30/96          $25,005       $34,407       $31,188
12/31/96         $23,600       $37,554       $34,831
6/30/97          $22,784       $42,450       $42,008
12/31/97         $22,831       $49,666       $46,424
6/30/98          $23,032       $53,954       $54,621

The chart at left shows the growth of a $10,000 investment over 10 years, while the chart below shows year-by-year performance. The indices are provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. VP Capital Appreciation's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

[bar chart]
ONE-YEAR RETURNS OVER 10 YEARS (YEARS ENDED JUNE 30)

          VP Capital          S&P
         Appreciation     MidCap 400*
6/89        11.76%          22.15%
6/90        23.03%          15.43%
6/91         2.77%          12.84%
6/92        10.45%          18.55%
6/93        15.92%          22.69%
6/94        -2.22%          -0.06%
6/95        27.05%          22.35%
6/96        11.25%          21.58%
6/97        -8.89%          23.38%
6/98         1.09%          27.10%

*The fund's benchmark was the S&P 500 until mid-1996.


                                              www.americancentury.com         5


VP Capital Appreciation--Q&A
---------------------------------------------------------------------------

     An interview with portfolio managers Harold Bradley and Linda Peterson, who assumed management of VP Capital Appreciation in April.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 1998?

     VP Capital Appreciation was flat for the period, with a total return of 0.88%. Its benchmark, the S&P MidCap 400, gained 8.63%.

     The fund's poor performance, in both absolute terms and in relation to its benchmark, can be largely explained by its overemphasis on oil service companies and its underexposure to financial services. Companies in the energy services field experienced declines as the Asian recession dampened demand for oil. On the other hand, financial stocks climbed as good earnings, low interest rates, strong consumer credit quality and industry consolidation boosted profit margins.

     It is also worth noting that the stocks driving the performance of the S&P MidCap 400 are actually beyond the definition of mid-cap, which traditionally falls between $1 billion and $5 billion in total market capitalization. Of the top 14 contributors to the S&P 400's performance during the period, 11 exceeded $5 billion. America Online, for example, finished the period with a market capitalization of $26 billion. As a mid-cap fund, VP Capital Appreciation was held back at a time when the market favored larger stocks.

CAN YOU TELL US MORE ABOUT THE NEW TEAM?

     We also manage another mid-cap fund, Twentieth Century Heritage. Harold is a member of American Century's investment oversight committee and has been with the company 10 years, much of it spent as head of the trading department. Prior to joining the fund's investment team, he guided a two-year research effort on how to refine and optimize the company's earnings acceleration discipline. Linda joined the company in 1986. She was an investment analyst on Heritage for four years before becoming a portfolio manager on that fund early this year.

WHAT ARE YOU DOING TO TURN PERFORMANCE AROUND?

     VP Capital Appreciation's returns are not up to either our shareholders' or American Century's expectations, and we have taken steps in an effort to get the fund on track. Our first step was to increase the fund's diversification across industries. We lowered the weighting in technology, increased financial services and added exposure to new areas where earnings acceleration was evident, such as insurance and building products. VP Capital Appreciation's earlier focus on high-growth companies concentrated the portfolio in stocks and industries experiencing very high rates of earnings growth. This strategy hurt performance when sectors that were underrepre-

[left margin]

"Our second step was to reemphasize our focus on earnings and revenue acceleration instead of high absolute growth."

PORTFOLIO AT A GLANCE
                                                6/30/98          12/31/97
NO. OF COMPANIES                                  76                50
MEDIAN P/E RATIO                                 24.7              25.2
MEDIAN MARKET CAPITALIZATION                 $2.46 BILLION     $2.40 BILLION
PORTFOLIO TURNOVER                              116%(1)           107%(2)

(1)       Six months ended 6/30/98.
(2)       Year ended 12/31/97.

Investment terms are defined in the Glossary on page 19.


6        1-800-345-6488


VP Capital Appreciation--Q&A (continued)
---------------------------------------------------------------------------

sented outperformed the market and when overweighted sectors, such as technology and energy services, were hit with bad news.

     Our second step was to reemphasize our focus on earnings and revenue acceleration instead of high absolute growth. A company with three successive quarterly earnings growth rates of 5%, 7% and 11% is more attractive to us than one growing at 50%, for example, but not showing consistent improvement quarter to quarter. The market has shown a preference for stocks that can demonstrate steady improvement in earnings growth rates over those that have high absolute growth rates and high valuations but may be vulnerable to steep price declines if the growth rate falters.

     The strategy shift represents a reemphasis on the classic acceleration model developed by American Century founder James Stowers, Jr., and refined using additional computer analysis. We are using this more refined portfolio construction model to help us identify companies that meet our accelerating earnings and revenue growth criteria. The model also aids in diversification by helping to identify all industries where the proportion of accelerating companies is highest. It helps remove biases that may favor one industry over another.

     As a measure of this strategy shift, you will see from the chart to the right that the two largest weightings at June 30, 1998, computer software and services and pharmaceuticals, totaled 17.8%. Six months earlier, two other groups, energy services and retail (general merchandise), were our largest investments and represented 23.4% of fund investments.

IS THIS STRATEGY WORKING?

     We have been very pleased with the performance of the stocks that have been added to the portfolio. New names, such as Owens Corning, Network Associates and Life Re Corp., have performed very well. However, gains from these stocks were offset by losses on companies that have mostly been eliminated. In the future, we expect the increased diversification will allow participation in market gains that VP Capital Appreciation failed to capture using a more targeted approach.

AS YOU HAVE REALLOCATED HOLDINGS, WHICH STOCKS OR SECTORS HAVE YOU FOUND MOST ATTRACTIVE?

     Financial stocks have more than doubled to 15% of the portfolio. This group, which includes banks, savings and loans and insurance companies, is benefiting from declining interest rates and consolidation among regional players. One of our largest holdings in this area is Life Re Corp., a life and property reinsurer. Life Re assumes some of the risks associated with underwriting insurance policies. The company is benefiting from a trend in the insurance industry toward issuing shares to the public rather than maintaining a mutual ownership structure. As these companies go public, they look for ways to increase profitability to reward their shareholders.

     Another shift we are excited about is our new investment in international stocks, which reached 9.5% at June 30, 1998. The decision by 11 countries to band together to form the European Monetary Union has created a wealth of opportunities for many companies

[right margin]

TOP TEN HOLDINGS
                                                % OF FUND INVESTMENTS
                                            AS OF                  AS OF
                                           6/30/98               12/31/97

STERIS CORP.                                 3.4%                   --
JACOR COMMUNICATIONS, INC.                   3.0%                   2.5%
HBO & CO.                                    2.8%                   1.5%
LIFE RE CORP.                                2.6%                   --
TOWER AUTOMOTIVE, INC.                       2.5%                   2.0%
USA WASTE SERVICES, INC.                     2.4%                   2.5%
NETWORK ASSOCIATES INC.                      2.2%                   --
SANMINA CORP.                                2.2%                   --
WATERS CORP.                                 2.1%                   --
OWENS CORNING                                2.0%                   --

TOP FIVE INDUSTRIES
                                                 % OF FUND INVESTMENTS
                                             AS OF                  AS OF
                                            6/30/98               12/31/97

COMPUTER SOFTWARE & SERVICES                 10.6%                  3.4%
PHARMACEUTICALS                               7.2%                  4.6%
BANKING                                       6.3%                  4.3%
INSURANCE                                     6.2%                  0.5%
BUSINESS SERVICES & SUPPLIES                  5.0%                  7.2%


                                               www.americancentury.com        7


VP Capital Appreciation--Q&A (continued)
---------------------------------------------------------------------------

in those countries. We have focused on banks as being among the chief beneficiaries of the new union. European banks are behind the U.S. in undergoing a wave of consolidation, which has both short- and long-term benefits for stock prices as banks become more efficient and more profitable. In addition, demand for bank products and services is mushrooming as Europeans increasingly look at new ways to finance retirement.

     In terms of individual stocks, Owens Corning's strong performance has been driven by a robust housing market. Low interest rates have boosted the demand for new houses, thereby boosting revenues from Owens Corning's fiberglass insulation and roofing products.

     Another contributor was Network Associates, which sells software to protect computer networks from viruses. The company has established itself as a supplier of a full line of anti-virus, network security and network management tools.

WHICH INDIVIDUAL STOCKS HURT PERFORMANCE MOST DURING THE PERIOD?

     Premiere Technologies was the worst performer. The company, which provides voice mail, conference calling and Internet-based communication services, announced June 10 that two large customers were delinquent, requiring the company to set up cash reserves against those accounts. The company's earnings dropped and its stock was punished by a market that has had no tolerance for earnings disappointments.

     ITEQ Inc. was second on the list of detractors. The market reacted strongly to news that the company would not pursue a planned acquisition in Australia. ITEQ makes equipment used in the processing of natural gas and other pressurized liquids.

WHAT IS YOUR OUTLOOK FOR VP CAPITAL APPRECIATION?

     We are optimistic that VP Capital Appreciation's performance will benefit from the new and more advanced portfolio construction models we recently adopted. These models help us pick the best companies using a more diversified approach. The mid-cap universe is an exciting area in which to apply this model because we are able to catch acceleration early in underfollowed names within this universe. We are confident we can provide good performance with appropriate diversification.

[left margin]

[pie charts]
TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF JUNE 30, 1998
Temporary Cash Investments    3%
Common Stocks                97%

AS OF DECEMBER 31, 1997
Temporary Cash Investments   18%
Common Stocks                82%


8       1-800-345-6488


VP Capital Appreciation -- Schedule of Investments
-------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

Shares                                                          Value
-------------------------------------------------------------------------------

COMMON STOCKS & WARRANTS

AEROSPACE & DEFENSE--1.7%

                  313,000  Bombardier Inc. Cl B ORD             $   8,519,615
                                                               ---------------

AUTOMOBILES & AUTO PARTS--2.5%
                  300,000  Tower Automotive, Inc.(1)               12,862,500
                                                               ---------------

BANKING --6.3%
                  669,000  Christiania Bank Og Kreditkasse          2,804,024
                  110,000  Crestar Financial Corp.                  6,001,875
                  185,000  Golden State Bancorp Inc.                5,503,750
                  185,000  Golden State Bancorp Inc.
                              Litigation Warrants(1)                  988,594
                   61,000  Golden West Financial Corp. (Del.)       6,485,063
                   13,000  M & T Bank Corporation                   7,202,000
                  481,000  Merita OY Ltd. Cl A ORD                  3,170,755
                                                               ---------------
                                                                   32,156,061
                                                               ---------------
BIOTECHNOLOGY--0.4%
                   93,000  IDEC Pharmaceuticals Corp.(1)            2,179,688
                                                               ---------------
BROADCASTING & MEDIA --3.7%
                  260,000  Jacor Communications, Inc.(1)           15,356,250
                  125,000  Sinclair Broadcast
                              Group, Inc. Cl A(1)                   3,585,938
                                                               ---------------
                                                                   18,942,188
                                                               ---------------
BUILDING & HOME IMPROVEMENTS--4.3%
                  445,500  CRH plc ORD                              6,340,573
                  252,000  Owens Corning                           10,284,750
                  125,000  York International Corporation           5,445,313
                                                               ---------------
                                                                   22,070,636
                                                               ---------------
BUSINESS SERVICES & SUPPLIES--5.0%
                  169,000  AccuStaff, Inc.(1)                       5,281,250
                  140,000  Robert Half International Inc.(1)        7,822,500
                  255,000  Romac International, Inc.(1)             7,777,500
                  147,400  Young & Rubicam Inc.(1)                  4,716,800
                                                               ---------------
                                                                   25,598,050
                                                               ---------------
COMMUNICATIONS EQUIPMENT--2.2%
                   53,600  Advanced Fibre Communications,
                              Inc.(1)                               2,149,025
                  180,000  Ascend Communications, Inc.(1)           8,915,625
                                                               ---------------
                                                                   11,064,650
                                                               ---------------
COMMUNICATIONS SERVICES--1.1%
                  193,000  IDT Corp.(1)                             5,808,094
                                                               ---------------
COMPUTER SOFTWARE & SERVICES--10.6%
                  175,000  Electronic Arts Inc.(1)                  9,460,938
                  345,000  FileNet Corp.(1)                         9,918,750
                  400,000  HBO & Co.                               14,112,500

Shares                                                                Value
----------------------------------------------------------------------------


                  57,300  Mastech Corp.(1)                      $    1,604,400
                  237,500  Network Associates Inc.(1)               11,362,891
                  280,000  Parametric Technology Corp.(1)            7,586,250
                                                                ---------------
                                                                    54,045,729
                                                                ---------------

CONSTRUCTION & PROPERTY DEVELOPMENT--3.3%
                  332,000  D.R. Horton, Inc.                         6,930,500
                  73,730  Heijmans N.V. ORD                          2,048,910
                  78,000    Lafarge SA ORD                           8,047,210
                                                                ---------------
                                                                    17,026,620
                                                                ---------------

CONSUMER PRODUCTS--1.4%
                  170,000  Electrolux AB Cl B ORD                    2,915,514
                  60,000   Whirlpool Corp.                           4,125,000
                                                                ---------------
                                                                     7,040,514
                                                                ---------------
CONTROL & MEASUREMENT--2.1%
                  185,000  Waters Corp.(1)                          10,903,438
                                                                 ---------------
DIVERSIFIED COMPANIES--1.6%
                  207,000  Developers Diversified Realty Corp.       8,111,813
                                                                 ---------------
ELECTRICAL & ELECTRONIC COMPONENTS--4.9%
                  578,000   Atmel Corp.(1)                           7,875,250
                  141,000  Flextronics International Ltd.(1)         6,129,094
                  257,200  Sanmina Corp.(1)                         11,115,856
                                                                ---------------
                                                                    25,120,200
                                                                ---------------
ENERGY (SERVICES)--4.5%
                  172,000  Diamond Offshore Drilling, Inc.           6,880,000
                  162,000     EVI, Inc.(1)                           6,014,250
                  330,000  Petroleum Geo--Services
                                ASA ADR(1)                          10,065,000
                                                                ---------------
                                                                    22,959,250
                                                                ---------------
ENVIRONMENTAL SERVICES--2.4%

                  250,000  USA Waste Services, Inc.(1)              12,343,750
                                                                 --------------


FINANCIAL SERVICES--2.5%
                   31,000  Credit Commercial de France ORD            2,604,655
                   275,000  Freedom Securities Corp.(1)               4,984,375
                   802  Julius Baer Holding AG ORD                    2,507,406
                   105,000  Sirrom Capital Corp.                      2,730,000
                                                                 ---------------

                                                                     12,826,436
                                                                 ---------------

HEALTHCARE--1.7%
                   246,000  Total Renal Care Holdings, Inc.(1)        8,487,000
                                                                 ---------------

INDUSTRIAL--1.6%
                   320,000  Liberty Property Trust                    8,180,000
                                                                 ---------------


See Notes to Financial Statements


                                                www.americancentury.com        9


VP Capital Appreciation -- Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (continued)

JUNE 30, 1998 (UNAUDITED)


Shares                                                          Value
--------------------------------------------------------------------------------

INSURANCE--6.2%

                   17,000  Axa Colonia Konzern AG ORD           $    2,107,710
                  160,000  Life Re Corp.                            13,260,000
                  120,000  Ohio Casualty Corp.                       5,302,500
                   88,200  Reinsurance Group of America,
                              Inc. Cl A(1)                           4,525,763
                  130,000  ReliaStar Financial Corp.                 6,240,000
                                                               ---------------

                                                                    31,435,973
                                                               ---------------

LEISURE--0.7%
                   49,900  Premier Parks Inc.(1)                     3,324,588
                                                               ---------------

MACHINERY & EQUIPMENT--2.2%
                  156,700  ITEQ, Inc.(1)                             1,155,663
                   73,400  SPS Technologies, Inc.(1)                 4,293,900
                  185,000  Timken Co.                                5,700,313
                                                               ---------------

                                                                    11,149,876
                                                               ---------------

MEDICAL EQUIPMENT & SUPPLIES--3.4%

                  275,000  STERIS Corp.(1)                          17,488,281
                                                               ---------------

METALS & MINING--2.7%

                  265,000  Newmont Mining Corp.                      6,260,625
                  132,000  Reynolds Metals Co.                       7,383,750
                                                               ---------------

                                                                    13,644,375
                                                               ---------------

PAPER & FOREST PRODUCTS--2.9%

                  115,000  Boise Cascade Corp.                       3,766,250
                  120,000  Bowater Inc.                              5,670,000
                  200,000  Consolidated Papers, Inc.                 5,450,000
                                                               ---------------

                                                                    14,886,250
                                                               ---------------

PHARMACEUTICALS--7.2%

                  200,000  Bergen Brunswig Corp. Cl A                9,275,000
                  240,000  Forest Laboratories, Inc.(1)              8,580,000
                  120,800  McKesson Corp.                            9,815,000
                  300,000  Mylan Laboratories Inc.                   9,018,750
                                                               ---------------

                                                                    36,688,750
                                                               ---------------

RAILROAD--1.1%

                  125,000  Union Pacific Corp.                       5,515,625
                                                               ---------------

REAL ESTATE--1.5%

                  150,000  Prologis Trust                            3,750,000
                  171,000  Security Capital Pacific Trust            3,847,500
                                                               ---------------

                                                                     7,597,500
                                                               ---------------

RETAIL (APPAREL)--1.7%

                  322,000  Talbots, Inc.                             8,432,375
                                                               ---------------

RETAIL (GENERAL MERCHANDISE)--2.2%

                  209,000  Dillard's Inc. Cl A                       8,660,438
                   60,000  Meyer (Fred), Inc.(1)                     2,550,000
                                                               ---------------

                                                                    11,210,438
                                                               ---------------



Shares                                                               Value
--------------------------------------------------------------------------------

RETAIL (SPECIALTY)--0.5%
                  232,500  Food Lion, Inc. Cl A                 $    2,463,047
                                                                ---------------
TEXTILES & APPAREL--1.3%
                  199,000  Fruit of the Loom, Inc.(1)                6,604,313
                                                                ---------------

TOTAL COMMON STOCKS & WARRANTS--97.4%                              496,687,623
                                                                ---------------
   (Cost $452,135,649)

TEMPORARY CASH INVESTMENTS -- 2.6%

   Repurchase Agreement, Bank of America
N.T. & S.A., (U.S. Treasury obligations),
in a joint trading account at 5.65%,
dated 6/30/98, due 7/1/98
(Delivery value $13,002,040)                                        13,000,000
                                                                ---------------
(Cost $13,000,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $509,687,623
                                                                ===============
   (Cost $465,135,649)

                                              See Notes to Financial Statements


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VP Capital Appreciation -- Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (continued)

JUNE 30, 1998 (UNAUDITED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  Contracts        Settlement                  Unrealized
   to Sell           Dates       Value         Gain (Loss)
--------------------------------------------------------------------------------

 1,372,560  CHF     7/31/98     $     907,098  $ (1,537)
 1,836,292  DEM     7/31/98         1,018,248     3,172
 8,827,480  FIM     7/31/98         1,610,202      (963)
36,127,466  FRF     7/31/98         5,974,512       629
 1,780,543  GBP     7/31/98         2,967,797    (3,478)
 2,211,900  NLG     7/31/98         1,087,996     4,179
49,283,762  NOK     7/31/98         6,440,087    (7,057)
11,602,500  SEK     7/31/98         1,454,144     7,344
                               --------------------------
                                  $21,460,084  $  2,289
                               ==========================
(Value on Settlement Date $21,462,373)

Forward foreign currency exchange contracts are used by the portfolio management team in an effort to protect foreign investments against declines in foreign currencies. This is also known as hedging. The contracts are called "forward" because they allow your fund to exchange a foreign currency for U.S. dollars at a date IN THE FUTURE--and at a price (known as the exchange rate) agreed upon when the contract is initially entered into.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
DEM = German Mark
FIM = Finnish Markka
FRF = French Franc
GBP = British Pound
NLG = Netherlands Guilder
NOK = Norwegian Krona
ORD = Foreign Ordinary Share
SEK = Swedish Krona
(1) Non-income producing.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

o     the percentage of total investments in each industry
o     a list of each investment
o     the number of shares of each stock
o     the market value of each investment
o     the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                               www.americancentury.com        11


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

ASSETS

Investment securities, at value
(identified cost of $465,135,649) (Note 3) .......................  $509,687,623
Foreign currency holdings, at value (identified cost $52,397) ....        52,397
Cash .............................................................       576,887
Receivable for forward foreign currency exchange contracts .......        15,324
Receivable for investments sold ..................................    16,032,723
Dividends and interest receivable ................................       394,699
                                                                    ------------
                                                                     526,759,653
                                                                    ------------

LIABILITIES
Payable for investments purchased ................................     8,989,245
Payable for forward foreign currency exchange contracts ..........        13,035
Payable for capital shares redeemed ..............................     2,074,417
Accrued management fees (Note 2) .................................       420,439
Payable for directors' fees and expenses .........................           384
                                                                    ------------
                                                                      11,497,520
                                                                    ------------

Net Assets
                                                                    $515,262,133
                                                                    ============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized .......................................................   200,000,000
                                                                    ============
Outstanding ......................................................    55,488,933
                                                                    ============

Net Asset Value Per Share ........................................  $       9.29
                                                                    ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ..........................  $447,042,573
Undistributed net investment income ..............................       119,722

Accumulated undistributed net realized gain from investments
and foreign currency transactions ................................    23,548,552

Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies (Note 3) .........    44,551,286
                                                                    ------------
                                                                    $515,262,133
                                                                    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's NET assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the NET ASSET VALUE PER SHARE.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of assets that are performance-related, such as income and investment gains or losses, and the value of assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


12            1-800-345-6488


Statement of Operations
-----------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME

Income:
Dividends (Net of foreign taxes withheld of $54,264) ............  $  1,696,377
Interest ........................................................     1,191,870
                                                                   ------------
                                                                      2,888,247
                                                                   ------------

Expenses (Note 2):
Management fees .................................................     2,766,061
Directors' fees and expenses ....................................         2,464
                                                                   ------------
                                                                      2,768,525
                                                                   ------------

Net investment income ...........................................       119,722
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain on:
Investments .....................................................    23,339,193
Foreign currency transactions ...................................       350,267
                                                                   ------------
                                                                     23,689,460
                                                                   ------------

Change in net unrealized appreciation on:
Investments .....................................................   (17,696,617)
Translation of assets and liabilities in foreign currencies .....          (688)
                                                                   ------------

                                                                    (17,697,305)
                                                                   ------------



Net realized and unrealized gain on investments .................     5,992,155
                                                                   ------------


Net Increase in Net Assets Resulting from Operations ............  $  6,111,877
                                                                   ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

o income earned from investments (dividends and interest)
o management fees and expenses
o gains or losses from selling investments (known as realized gains or losses)
o gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                               See Notes to Financial Statements


                                                www.americancentury.com      13


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1997

Decrease in Net Assets                                    1998            1997

OPERATIONS

Net investment income (loss) ................... $       119,722  $    (5,504,373)

Net realized gain on investments
  and foreign currency transactions ............      23,689,460       70,911,491

Change in net unrealized appreciation
  on investments and translation of assets
  and liabilities in foreign currencies ........     (17,697,305)     (93,752,280)
                                                 ---------------  ---------------
Net increase (decrease) in net
  assets resulting from operations .............       6,111,877      (28,345,162)
                                                 ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains on
  investment transactions ......................     (27,508,015)     (23,310,498)
                                                 ---------------  ---------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ......................      60,704,171      256,265,618
Proceeds from reinvestment of distributions ....      27,508,015       23,310,498
Payments for shares redeemed ...................    (145,251,971)    (948,087,451)
                                                 ---------------  ---------------
Net decrease in net assets
  from capital share transactions ..............     (57,039,785)    (668,511,335)
                                                 ---------------  ---------------
Net decrease in net assets .....................     (78,435,923)    (720,166,995)

NET ASSETS

Beginning of period ............................     593,698,056    1,313,865,051
                                                 ---------------  ---------------

End of period .................................. $   515,262,133  $   593,698,056
                                                 ===============  ===============

Undistributed investment income ................ $       119,722             --
                                                 ===============  ===============

TRANSACTIONS IN SHARES OF THE FUND

Sold ...........................................       6,374,061       25,776,090
Issued in reinvestment of distributions ........       2,859,461        2,633,955
Redeemed .......................................     (15,096,372)     (95,401,790)
                                                 ---------------  ---------------
Net decrease ...................................      (5,862,850)     (66,991,745)
                                                 ===============  ===============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

o operations--a summary of the Statement of Operations from the previous page for the most recent period

o    distributions--income and gains distributed to shareholders

o share transactions--shareholders' purchases, reinvestment of distributions and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


14          1-800-345-6488


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Variable Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP Capital Appreciation (the Fund) is one of the six series of funds issued by the Corporation. The Fund's investment objective is capital growth. The Fund seeks to achieve its investment objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.


                                               www.americancentury.com        15


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (continued)

JUNE 30, 1998 (UNAUDITED)

     DISTRIBUTIONS  TO  SHAREHOLDERS  --   Distribu-tions  to  shareholders  are
recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Manage-ment Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.00%.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  investment   securities,   excluding  short-term
investments, totaled $601,135,260 and $598,842,956, respectively.

     As of June 30, 1998, accumulated net unrealized appreciation was $44,376,434, based on the aggregate cost of investments for federal income tax purposes of $465,311,189, which consisted of unrealized appreciation of $63,838,398 and unrealized depreciation of $19,461,964.


16       1-800-345-6488


VP Capital Appreciation -- Financial Highlights
--------------------------------------------------------------------------------

OR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                          1998(1)           1997           1996              1995             1994            1993
PER-SHARE DATA

Net Asset Value, Beginning
  of Period ...................... $        9.68    $       10.24   $       12.06     $        9.21   $        9.32   $        8.47
                                   -------------    -------------   -------------     -------------   -------------   -------------

Income From Investment Operations

  Net Investment Income (Loss) ...          --              (0.05)(2)       (0.06)(2)         (0.02)           0.01            0.03

  Net Realized and Unrealized
  Gain(Loss) on Investment
  Transactions ...................          0.09            (0.30)          (0.40)             2.88           (0.12)           0.84
                                   -------------    -------------   -------------     -------------   -------------   -------------

  Total From Investment Operations          0.09            (0.35)          (0.46)             2.86           (0.11)           0.87
                                   -------------    -------------   -------------     -------------   -------------   -------------

Distributions

  From Net Investment Income .....          --               --              --               (0.01)           --             (0.02)

  From Net Realized Gains
  on Investment Transactions .....         (0.48)           (0.21)          (1.36)             --              --              --
                                   -------------    -------------   -------------     -------------   -------------   -------------
  Total Distributions ............         (0.48)           (0.21)          (1.36)            (0.01)           --             (0.02)
                                   -------------    -------------   -------------     -------------   -------------   -------------
Net Asset Value, End of Period ... $        9.29    $        9.68   $       10.24     $       12.06   $        9.21   $        9.32
                                   =============    =============   =============     =============   =============   =============
  Total Return(3) ................          0.88%           (3.26)%         (4.32)%           31.10%          (1.17)%         10.30%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ............          1.00%(4)         1.00%           1.00%             0.99%           1.00%           1.00%
Ratio of Net Investment Income
(Loss) to Average Net Assets .....          0.04%(4)        (0.53)%         (0.59)%           (0.23)%          0.11%           0.35%

Portfolio Turnover Rate ..........           116%             107%            182%              147%            115%             87%

Net Assets, End
of Period (in thousands) ......... $     515,262    $     593,698   $   1,313,865     $   1,461,124   $   1,002,577   $     755,689

(1)  Six months ended June 30, 1998 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total return for periods less than one year are not annualized.

(4)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes what contributed to the fund's change in share price during the period, and compares this to changes over the last five fiscal years.

On a per-share basis, it includes:

o   share price at the beginning of the period
o   investment income and capital gains or losses
o   distributions of income and capital gains paid to shareholders
o   share price at the end of the period

It also includes some key statistics for the period:

o total return--the overall percentage return of the fund, assuming reinvestment of all distributions
o   expense ratio--operating expenses as a percentage of average net assets
o net income ratio--net investment income as a percentage of average net assets
o portfolio turnover--the percentage of the portfolio that was replaced during the period


                                              www.americancentury.com         17


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind American Century's growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain. Finally, American Century funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     VP CAPITAL  APPRECIATION  seeks  capital  growth over time by  investing in growth companies. Although the fund may purchase securities across all capitalization ranges, since mid-1996, VP Capital Appreciation has invested mainly in the securities of medium-sized firms with accelerating growth. Such a strategy results in volatility over the short term and offers the potential for long-term growth.


COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded U.S. companies that are considered leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.

     The S&P MIDCAP 400 is an index created by Standard & Poor's Corporation of the 400 leading companies not included in the S&P 500. It is considered to represent the performance of mid-capitalization stocks generally. The index was created in March 1994. Data presented for prior periods have been provided by S&P.

     The S&P MIDCAP 400/BARRA GROWTH is an index created by Standard & Poor's Corporation and BARRA. The index divides the S&P 400 into two mutually exclusive groups based on price/book ratios. The half of the S&P 400 with higher ratios falls into the growth index, while a value index tracks the performance of the other half. Similar growth and value indices are available for the S&P 500.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly-traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

[left margin]

PORTFOLIO MANAGERS
VP CAPITAL APPRECIATION
     HAROLD BRADLEY
     LINDA PETERSON, CFA


18      1-800-345-6488


Glossary
--------------------------------------------------------------------------------

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the "Financial Highlights" on page 17.

PORTFOLIO STATISTICS

o NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

o PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

o PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.


TYPES OF STOCKS

o  BLUE-CHIP  STOCKS--  stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

o GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

o VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY

o PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

                                               www.americancentury.com        19


Notes
--------------------------------------------------------------------------------


20        1-800-345-6488

[inside back cover]

[right margin]

[american century logo(reg.sm)]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6385

INVESTOR SERVICES:
1-800-345-6488

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-1833 OR 816-444-3485

FAX: 816-340-4360

INTERNET: www.americancentury.com


AMERICAN CENTURY MUTUAL FUNDS INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
   Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
40 Years
American Century
1958-1998



American Century Investments                                     BULK RATE
P.O. Box 419385                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9808                              (c)1998 American Century Services Corporation
SH-BKT-13309                                            Funds Distributor, Inc.

[front cover]                                                      June 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY
VARIABLE PORTFOLIOS

               [graphic of people, stairs, building, figures]

VARIABLE INSURANCE FUNDS
-----------------------
VP BALANCED
                                                 [american century logo(reg.sm)]
                                                                        American
                                                                 Century(reg.sm)


[inside front cover]

A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers

About our New Report Design
--------------------------------------------------------------------------------

WHY WE CHANGED.

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q & As with fund managers. We hope the new design will make the reports more interesting and understandable while helping you keep abreast of your fund's strategy and performance.

WHAT'S NEW.

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new report actually costs slightly less than the old one. They use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.

[left margin]

VARIABLE PORTFOLIOS
VP BALANCED

[40 Years logo]
Four Decades of Serving Investors
American Century
1958-1998


Our Message to You
--------------------------------------------------------------------------------

[photo James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers III, seated, with James E. Stowers, Jr.

     Stocks have posted historic returns over the last few years. The first six months of the year, continued the momentum, despite a slowdown in the second quarter. The generous market values accorded many very large, high-profile companies grew even more generous, while midsize and small stocks turned in respectable results.

     Fixed-income markets were mixed. Declining interest rates, the search for a safe haven by many foreign investors, and the improving creditworthiness of U.S. business produced a solid market for Treasurys and other high-quality bonds. Companies with exposure to Asia, where economic troubles have deepened, saw their bonds come under pressure.

     We've been optimistic about the financial markets for many years, and we continue to believe both stocks and bonds should produce fine results over the long run. Corporate America is in good health. Many companies have cleaned up their balance sheets, are highly productive, and are generating impressive returns on products and investments. While the economic crisis in the Far East has affected earnings in a number of areas, our overall economy is sound.

     Despite the run-up in stocks, not every company is selling at record prices. We're still in a market of individual businesses, and there are plenty of attractive opportunities that have not been fully recognized. Over the years, we've been able to blend new technology and resources in a variety of investment strategies that employ equity and credit research to find these opportunities. Our aim, as always, is to help investors reach their financial goals.

     Finally, we hope you like the new design of this report. Our annual and semiannual reports contain a wealth of information on fund strategies and holdings. The new design is intended to make this information more accessible and should encourage you to take a closer look.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer

[right margin]

                                TABLE OF CONTENTS

   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
VP BALANCED
   Performance Information .................................................   5
   Management Q&A ..........................................................   6
      Top Ten Holdings .....................................................   6
      Top Five Industries ..................................................   6
      Types of Investments .................................................   7
      Fixed-Income  Portfolio ..............................................   8
FINANCIAL STATEMENTS
   Schedule of Investments .................................................   9
   Statement of Assets and
   Liabilities .............................................................  13
   Statement of Operations .................................................  14
   Statements of Changes
   in Net Assets ...........................................................  15
   Notes to Financial
   Statements ..............................................................  16
   Financial Highlights ....................................................  18
OTHER INFORMATION
   Background Information
      Investment Philosophy
      and Policies .........................................................  19
      Comparative Indices ..................................................  19
        Portfolio Managers .................................................  19
   Glossary ................................................................  20


                                                     www.americancentury.com   1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

o After one of the best three-year runs on record in 1995-1997, the S&P 500 barely paused to catch its breath during the six months ended June 30, gaining 17.66%.

o Bonds performed well too. Low inflation and falling interest rates translated into rising prices in most fixed-income markets.

o Both stocks and bonds owe much of their success to a robust economy with minimal inflation.

o The success of financial assets is also tied to the success of individual companies. Earnings growth has been annualizing at a double-digit rate for five of the last six years.

o However, by some traditional measures, stock prices are very expensive. For example, the average stock in the S&P 500 costs roughly 25 times last year's earnings, a historical high.

o Our stock and bond markets remain resilient. But investor expectations are running high, which is reflected in the S&P 500's steep climb over the last three and a half years.

MANAGEMENT Q&A

o VP Balanced gained 14.38% for the six months ended June 30, 1998. This represents the blended performance of the portfolio's stock and bond components. Stocks were approximately 60% of assets, with the remainder invested in fixed-income securities. VP Balanced outperformed its benchmark, which gained 12.02% for the six months.

o The stock portfolio made a significant contribution to performance. Standing alone, VP Balanced's stock component was up 22.64%, handily beating the S&P 500's return of 17.66%.

o Several pharmaceutical positions were reduced. Assets were moved to financial services, insurance, telecommunications, broadcasting, retail, media and cable companies.

o    American   Express  and  SunAmerica  were  among  the  portfolio's   better
     performers. Tele-Communications, Inc. and Viacom, two cable and media positions, also did well.

o The energy services industry was weak, and Cendant Corp., a marketing and franchising business, dropped significantly after it discovered accounting irregularities at one of its major business units.

o Though financial conditions were favorable, bond returns were modest compared with those enjoyed by stocks. VP Balanced's bond portfolio returned 2.57%, similar to interme-diate-term U.S. bond returns in general.

o Some attractively priced mortgage-backed securities were added to the portfolio. The higher yields of the mortgage-backeds also helped the portfolio's yield, but didn't hurt the average credit rating--it remained AAA.

o We have decided to change the equity style of the fund. (See the attached letter.) We are moving from the earnings acceleration approach to our proprietary quantitative methodology.

[left margin]

THE SUCCESS OF FINANCIAL ASSETS IS ALSO TIED TO THE SUCCESS OF INDIVIDUAL COMPANIES. EARNINGS HAVE BEEN GROWING AT A DOUBLE-DIGIT RATE FOR FIVE OF THE LAST SIX YEARS.

                         VP BALANCED
TOTAL RETURNS:         AS OF 6/30/98
    6 Months              14.38%*
    1 Year                21.61%
NET ASSETS:             $282 million
INCEPTION DATE:            5/1/91

*Not annualized.

Investment terms are defined in the Glossary on page 20.


2   1-800-345-6488


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]
Mark Mallon, senior vice president and managing director of American Century Investments

A POWERFUL UPSLOPE IN STOCKS

     Just how quickly has the stock market appreciated over the past few years? It took approximately 16 years, from 1970-1985, for the Standard & Poor's 500 Index to double. Only six years later, it had doubled again, and roughly five years after that, in early 1997, it had doubled once more, to 800. As the chart on page 4 illustrates, the S&P 500's recent climb has been very steep. At the end of June 1998, the index was over 1100.

     Looked at another way, calendar 1995-1997 marked one of the best three-year performance runs on record. It was, in fact, the most consistent performance ever for large-stock indices such as the S&P 500. All three years saw returns top 20%. During the six months ended June 30, the S&P 500 barely paused to catch its breath, gaining 17.66%.

     Lower corporate earnings, a tight U.S. labor market, and the ongoing economic crisis in Asia caused only minor pullbacks in late 1997 and the second quarter of 1998.

THE U.S. BOND MARKET

     Bonds have performed well too. Low inflation and falling interest rates have translated into rising prices in most fixed-income markets. Between January 1 and June 30, 1998, the benchmark 30-year Treasury bond yield fell from 5.93% to 5.63%. The 10-year Treasury note yield, a benchmark for intermediate-term bonds, dropped from 5.75% to 5.45%. When yields decline, bond prices normally increase. The Lehman Brothers Intermediate Government/Corporate Index, a benchmark for intermediate-term U.S. government and corporate bonds, returned 3.47%.

     Bonds continued to perform relatively well despite short-term market factors that held back sectors such as corporate and mortgage-backed securities. Falling interest rates triggered a wave of mortgage refinancing, which had a negative effect on mortgage-backed securities. When mortgages are refinanced, it shortens the life of mortgage-backeds and forces investors to reinvest at lower yields. The Asian crisis affected the performance of corporate bonds because investors questioned the financial health of companies that do business in the Far East.

A POWERHOUSE ECONOMY

     Both stocks and bonds owe much of their success to a robust economy with minimal inflation. The U.S. economy is currently demonstrating a vigor we haven't seen in a generation.

o    Economic growth hit 3.8% in 1997, and 5.5% in the first quarter of 1998.

o    Inflation was a mere 1.4% for the 12 months ended June 30.

o    In 1997, prices rose at the slowest pace in 12 years.

o    Interest rates are among the lowest since the 1960s.

o    Unemployment was the lowest in 28 years.

o    The U.S. government is projecting the first budget surplus in 30 years.

[right margin]

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
S&P 500                                     17.66%
LEHMAN INTERMEDIATE GOVT./CORP. BOND INDEX   3.47%

Source: Lipper Analytical Services, Inc.

BOTH STOCKS AND BONDS OWE MUCH OF THEIR SUCCESS TO A ROBUST ECONOMY WITH MINIMAL INFLATION.

[line chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 1998

               S & P 500        Lehman Intmdt Govt/Corp
12/31/97         1.00                    1.00
1/31/98          1.01                    1.01
2/28/98          1.08                    1.01
3/31/98          1.14                    1.02
4/30/98          1.15                    1.02
5/31/98          1.13                    1.03
6/30/98          1.18                    1.03

Value on 6/30/98
S&P 5000                  $1.18
Lehman Intmdt Govt/Corp   $1.03


                                                    www.americancentury.com   3


Market Perspective (continued)
--------------------------------------------------------------------------------

     The budget surplus means the government's borrowing needs will shrink if spending doesn't increase. The U.S. Treasury has already reduced the amount of securities it will issue. The lower supply of Treasurys should boost prices. Investors may also buy more bonds in other sectors of the U.S. market as Treasurys become scarcer. At the same time, demand should remain strong. Global investors often turn to U.S. bonds as a safe haven in times of political or financial unrest.

CORPORATE AMERICA IS HEALTHY

     The success of financial assets is also tied to the success of individual companies. Earnings have been growing at a double-digit rate for five of the last six years. We are among the most technologically proficient and productive industrial nations, and as a result, U.S. companies are enjoying extraordinarily high investment returns. Given the positive business climate, it's not surprising financial assets remain popular investments, and that cash continues to flow into the stock market at record volumes.

     However, by some traditional measures, stock prices are expensive. The average stock in the S&P 500 costs roughly 25 times last year's earnings, a historical high. Corporate assets are also richly valued. Investors are paying roughly five times balance sheet assets, or twice the historical average. The dividend yield on the average S&P 500 stock has fallen below 1.5%, another record.

EARNINGS, INFLATION, AND  INTEREST RATES

     What could derail the financial markets? Most probably, an upturn in inflation or a substantial decline in earnings. Late last year, the spike in oil prices, combined with the deepening Asian crisis, briefly raised the specter of higher inflation and lower earnings. Stocks reacted negatively. They also fell back in the second quarter of 1998, when it appeared the Asian recession would cut deep into corporate earnings in the U.S.

     Should inflation pick up, interest rates are likely to rise too, as the Federal Reserve adjusts rates upward to slow the economy. Higher interest rates increase the cost of borrowing for everyone, from corporations to prospective home buyers, and thus tend to slow economic growth and dampen inflation.

      In 1997, inflation failed to take off. Oil prices went into a tailspin when Asian demand fell. In early 1998, as crude oil prices hit a nine-year low, interest rates declined and stocks soared, even though the fallout from Asia threatened to slow both corporate earnings and U.S. economic growth.

     Our stock and bond markets remain resilient. Their long-term prospects are still favorable. But investor expectations are running high, which is reflected in the S&P 500's steep climb over the last three and a half years. In this environment, financial markets could prove vulnerable to disappointments.

[left margin]

INVESTOR EXPECTATIONS ARE RUNNING HIGH, WHICH IS REFLECTED IN THE S&P 500'S STEEP CLIMB OVER THE LAST THREE AND A HALF YEARS.

[mountain chart - data below]

S&P 500 PERFORMANCE
FROM DECEMBER 1970 TO DECEMBER 1997

DATE             PRICE
12/70            92.15
12/71           102.09
12/72           118.05
12/73            97.55
12/74            68.56
12/75            90.19
12/76           107.46
12/77            95.10
12/78            96.11
12/79           107.94
12/80           135.76
12/81           122.55
12/82           140.64
12/83           164.93
12/84           167.24
12/85           211.28
12/86           242.17
12/87           247.08
12/88           277.72
12/89           353.40
12/90           330.22
12/91           417.09
12/92           435.71
12/93           466.45
12/94           459.27
12/95           615.93
12/96           740.74
12/97           970.43

Source: Bloomberg


4   1-800-345-6488


VP Balanced--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1998
                                  VP BALANCED     BLENDED INDEX
6 MONTHS(1) ......................   14.38%          12.02%
1 YEAR ...........................   21.61%          21.52%
AVERAGE ANNUAL RETURNS
3 YEARS ..........................   16.94%          20.90%
5 YEARS ..........................   13.44%          16.28%
LIFE OF FUND(2) ..................   12.33%          14.85%

(1)  Returns for periods less than one year are not annualized.

(2)  The fund's inception date was 5/1/91.

See pages 19 and 20 for information about the blended index and returns.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 6/30/98
Blended Index            $28,487
VP Balanced              $23,007

             VP Balanced      Blended Index
DATE          ACCT VALUE        ACCT VALUE
  5/1/91       $10,000           $10,000
12/31/91       $12,554           $11,241
 6/30/92       $11,349           $11,329
12/31/92       $11,795           $12,077
 6/30/93       $12,246           $12,729
12/31/93       $12,702           $13,231
 6/30/94       $12,379           $12,823
12/31/94       $12,780           $13,238
 6/30/95       $14,388           $15,375
12/31/95       $15,479           $17,084
 6/30/96       $16,283           $18,206
12/31/9        $17,369           $19,901
 6/30/97       $18,918           $22,921
12/31/97       $20,114           $24,991
 6/30/98       $23,007           $28,487

$10,000 investment made 5/1/91

The chart at left shows the growth of a $10,000 investment in VP Balanced since inception, while the chart below shows the fund's year-by-year performance. The blended index is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. VP
Balanced's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the blended index do not.

[bar chart - data below]

ONE-YEAR RETURNS SINCE INCEPTION (YEARS ENDED JUNE 30)

           VP Balanced     Blended Index
6/30/91       -3.40%          -0.01%
6/30/92       17.49%          13.30%
6/30/93        7.90%          12.37%
6/30/94        1.09%           0.74%
6/30/95       16.23%          19.77%
6/30/96       13.17%          17.59%
6/30/97       16.18%          23.70%
6/30/98       21.61%          21.52%

*A partial year. Fund inception date was 5/1/91.


                                                    www.americancentury.com   5


VP Balanced--Q&A
--------------------------------------------------------------------------------

     An interview with portfolio managers Jim Stowers III, Bruce Wimberly and John Sykora of our equity staff, and Bud Hoops and Jeff Houston of our fixed-income group. They all help oversee the VP Balanced Fund.

WHAT WERE VP BALANCED'S RETURNS FOR THE FIRST HALF OF ITS FISCAL YEAR ENDED, JUNE 30, 1998?

     VP Balanced gained 14.38%. This represents the blended performance of the portfolio's stock and bond components. Stocks were approximately 60% of assets, with the remainder invested in fixed-income securities. VP Balanced outperformed its benchmark, which gained 12.02% for the same six months. The blended index combines the S&P 500 and the Lehman Brothers Intermediate Government/Corporate Bond Index in proportion to the asset mix of VP Balanced's portfolio.

CAN YOU IDENTIFY THE PRIMARY REASONS VP BALANCED OUTPERFORMED ITS BENCHMARK?

     The stock portfolio made a significant contribution. Standing alone, VP Balanced's stock component was up 22.64% in the first half. That handily beat the S&P 500's return of 17.66%. We used American Century's proprietary database, pricing screens, and financial analysis to find companies and industries with accelerating revenues and earnings. From this broad menu, we selected individual businesses whose revenues and earnings growth looked to be sustainable. We paid close attention to earnings visibility: in other words, we focused additional emphasis on companies with recurring revenue streams. We believe these companies have a higher probability of meeting or beating earnings estimates.

WHY THE EMPHASIS ON VISIBILITY?

     Today the earnings picture is somewhat clouded because overall, earnings growth slowed in 1997 and in the first quarter of 1998. Many companies that used to hit earnings targets regularly are now missing their marks. We believe there is still a level of optimism built into earnings estimates for the second half of the year. Those projections are likely to come down. The economic turmoil in Southeast Asia is hurting profits and revenues in many groups, such as technology and energy, as are wage pressures in the U.S. The strong dollar is also making U.S. merchandise less competitive overseas. Foreign buyers have to pay for our products in their local currencies, which become less valuable as the dollar rises.

THAT SOUNDS LIKE THE BAD NEWS. WHAT'S THE GOOD NEWS?

     The good news is the U.S. economy. It remains healthy. As always, there are areas of opportunity. From our point of view, even the earnings slowdown has an upside: it creates an environment in which effective stockpicking can really add value. We believe that's one of the reasons VP Balanced has generated such good results over the first six months of 1998. Our emphasis on earnings visibility has worked.

DID THE SEARCH FOR EARNINGS VISIBILITY  TRIGGER CHANGES IN THE PORTFOLIO?

     Yes. We reduced several pharmaceutical positions where the earnings picture was fading. Assets migrated to financial services, insurance, telecommunications, broadcasting, retail, media and cable companies. In financial services we hold American Express and SunAmerica. Media and cable companies include

[left margin]

TOP TEN HOLDINGS
                                                 % OF EQUITY PORTFOLIO
                                               AS OF              AS OF
                                              6/30/98            12/31/97
GENERAL ELECTRIC CO. (U.S.)                    5.1%               6.3%
TYCO INTERNATIONAL LTD.                        4.9%               6.0%
AMERICAN EXPRESS CO.                           3.9%               1.3%
CLEAR CHANNEL COMMUNICATIONS                   3.9%               4.3%
SUNAMERICA, INC.                               3.8%               3.5%
OUTDOOR SYSTEMS, INC.                          3.8%               4.5%
TELE-COMMUNICATIONS, INC. CL A                 3.3%               1.3%
PROCTER & GAMBLE CO. (THE)                     3.2%               4.5%
AES CORP. (THE)                                3.2%                --
BRISTOL-MYERS SQUIBB CO.                       3.2%               3.7%

TOP FIVE INDUSTRIES
                                                 % OF EQUITY PORTFOLIO
                                              AS OF              AS OF
                                             6/30/98            12/31/97

FINANCIAL SERVICES                            10.1%               6.8%
DIVERSIFIED COMPANIES                         10.0%              12.9%
BROADCASTING & MEDIA                           9.9%               9.8%
INSURANCE                                      9.6%               6.0%
RETAIL (GENERAL MERCHANDISE)                   8.8%                --


6   1-800-345-6488


VP Balanced--Q&A (continued)
--------------------------------------------------------------------------------

Tele-Communications, Inc. (TCI) and Viacom. Both TCI and Viacom are improving their balance sheets and generating strong cash flow growth.

     We also have high expectations for our retailers. Earnings growth led us to the value-conscious merchandisers--Wal-Mart, Costco and Dayton Hudson, which owns Target Stores. We continue to think these companies have sound business models for sustained growth.

WHAT ARE SOME OF THE OTHER ATTRACTIVE GROWTH OPPORTUNITIES YOU JUST MENTIONED?

     We're excited about telecommunications and the internet phenomenon. The internet is bigger today than many people ever thought it would be, and we believe it will continue to outpace expectations. Companies such as America Online (AOL) and WorldCom on the network side and Cisco Systems on the equipment side have emerged as dominant providers. We expect their market positions to improve. AOL, for example, has great earnings visibility. The company collects a monthly fee from an expanding pool of subscribers. Earlier this year it was able to raise prices --something that has become fairly rare in our low-inflation economy. WorldCom is the leader in providing commercial voice and data transmission internationally. Its fiberoptic network is far ahead of the competition's in an environment where voice and data traffic should grow substantially as international commerce becomes increasingly sophisticated.

HOW DID VP BALANCED'S LARGER POSITIONS PERFORM?

     Many of our largest holdings were among the best performers. Tyco International, Clear Channel Communications, American Express, and Tele-Communications, Inc. all added significantly to results. Our largest position, General Electric (GE), was also up substantially. GE's earnings per share increased by 14% in the first quarter of 1998. The company is pursuing an aggressive share-buyback program and has expanded its medical diagnostic equipment business by purchasing Diasonics, a leading ultrasound imaging firm. GE is also shopping for assets in Asia, where prices are severely depressed. Finally, we took profits in Coca-Cola and drug manufacturer Pfizer, which were among our top ten holdings last year.

WERE THERE ANY DISAPPOINTMENTS OVER THE SIX MONTHS?

     There are always some underachievers. The energy services industry was weak, and Cendant Corp., a marketing and franchising business, dropped significantly after it discovered accounting irregularities at one of its major business units. Cendant owns such brand names as Ramada, Howard Johnson, Coldwell Banker, Century 21 and Avis.

LET'S TURN TO THE BOND PORTFOLIO. HOW DID IT PERFORM?

     Though financial conditions were favorable, bond returns were modest compared with those enjoyed by stocks. VP Balanced's bond portfolio returned 2.57%, similar to intermediate-term U.S. bond returns in general.

HOW WAS THE BOND PORTFOLIO POSITIONED?

     As a rule, bonds are owned to provide a performance cushion for the stock portfolio. We typically hold mostly investment-grade, intermediate-term corporate bonds. Rather than tinker much with the portfolio's interest-rate sensitivity, we focus primarily on invest-

[right margin]

[pie charts]
TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF JUNE 30, 1998
Common Stocks                 60%
Corporate Bonds               21%
U.S. Treasury Securities       9%
Mortgage-Backed Securities     4%
Asset-Backed Securities        4%
Other                          2%

AS OF DECEMBER 31, 1997
Common Stocks                 55%
Corporate Bonds               25%
U.S. Treasury Securities       6%
Mortgage-Backed Securities     2%
Asset-Backed Securities        4%
Other                          8%

MANY OF OUR LARGEST HOLDINGS WERE AMONG THE BEST PERFORMERS.


                                                    www.americancentury.com   7


VP Balanced--Q&A (continued)
--------------------------------------------------------------------------------

ing in undervalued, higher-yielding bond sectors. In addition to corporates, higher-yielding bonds can also include mortgage-backed and other asset-backed securities.

     During the six months, we sold some of our corporate holdings and bought Treasurys and mortgage-backeds. With the Asian economic crisis expected to have an increasing impact on U.S. corporate earnings in the second half of 1998, it seemed prudent to move some money from corporates to Treasurys. Treasurys also typically outperform corporates when interest rates fall, a possible outcome if the Asian crisis has a significant impact on the U.S. We bought the mortgage-backed securities because they seemed attractively priced. A wave of mortgage refinancings followed the drop in interest rates in the fourth quarter of 1997. The wave of refinancings had the effect of driving down the value of mortgage-backed securities and increasing their yield relative to other bond sectors. Mortgage-backeds' higher yields helped offset some of the yield we lost when we sold corporates for Treasurys.

     Adding the Treasury bonds and mortgage-backed securities, both of which have AAA credit ratings, caused the overall credit quality of the portfolio to increase, offsetting any potential exposure to weaker corporate credit ratings

WHAT IS YOUR OUTLOOK FOR BONDS AS WE HEAD INTO THE SECOND HALF OF THE YEAR?

     We're optimistic, but not completely bullish. What tempers our bullishness is the underlying strength of the U.S. economy, which might ignite inflation. Low unemployment and high consumer confidence are forces that could help fend off any weakness from the economic recession in Asia. Because of the offsetting forces of overseas weakness and domestic strength, U.S. interest rates have fluctuated in a relatively narrow range (with a downward bias) so far in 1998, and we expect that to continue.

     Supply and demand fundamentals are still favorable. The federal government is running its first budget surplus in 30 years, which reduces Treasury bond supply and that in turn exerts more downward pressure on interest rates.

LOOKING AHEAD, WHAT ARE YOUR STRATEGIES FOR VP BALANCED'S STOCK AND BOND PORTFOLIOS?

     On the bond side, in this low interest rate environment with the possibility of increased economic weakness, it's important to identify and acquire securities with attractive yields and solid financial backing. We will continue to look for these opportunities. On the stock side, we have decided to change the equity style of the fund. (See the attached letter.) We are moving from the earnings acceleration approach to our proprietary quantitative methodology. We believe the new style will better meet the expectations of balanced investors by reducing the voliatility of the fund's stock portfolio. The new style should continue to produce a diversified portfolio that has the potential for long-term capital growth and current income.

[left margin]

VP BALANCED'S FIXED-INCOME PORTFOLIO
                                                AS OF             AS OF
                                                6/30/98         12/31/97
-------------------------------------------------------------------------------
PORTFOLIO SENSITIVITY TO INTEREST RATES
WEIGHTED AVERAGE MATURITY                     6.6 YEARS        5.8 YEARS
DURATION                                      4.3 YEARS        4.1 YEARS
-------------------------------------------------------------------------------
PORTFOLIO CREDIT QUALITY                     % OF FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------
    (S&P RATINGS)
        AAA                                      49%              41%
        AA                                        8%              10%
         A                                       26%              35%
        BBB                                      17%              14%
                                              -------          -------
                                                100%             100%

WE'RE OPTIMISTIC, BUT NOT COMPLETELY BULLISH. WHAT TEMPERS OUR BULLISHNESS IS THE UNDERLYING STRENGTH OF THE U.S. ECONOMY, WHICH MIGHT IGNITE INFLATION.

Investment terms are defined in the Glossary on page 20.


8   1-800-345-6488


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------

JUNE  30, 1998 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS

AIRLINES--1.0%
                   21,200  AMR Corp.(1)                          $ 1,764,900
                   19,100  Alaska Air Group, Inc.(1)               1,042,144
                                                                 -----------
                                                                   2,807,044
                                                                 -----------
BANKING--1.3%
                   11,900  Chase Manhattan Corp.                     898,450
                   13,900  Citicorp                                2,074,575
                    9,500  NationsBank Corp.                         726,750
                                                                 -----------
                                                                   3,699,775
                                                                 -----------
BROADCASTING & MEDIA--5.9%
                   60,100  Clear Channel Communications, Inc.(1)   6,558,412
                   29,100  Jacor Communications, Inc.(1)           1,718,719
                  227,650  Outdoor Systems, Inc.(1)                6,374,200
                   25,000  Time Warner Inc.                        2,135,937
                                                                 -----------
                                                                  16,787,268
                                                                 -----------
BUSINESS SERVICES & SUPPLIES--1.1%
                  146,300  Cendant Corp.(1)                        3,054,013
                                                                 -----------
COMMUNICATIONS SERVICES--4.4%
                   17,100  Ameritech Corp.                           767,362
                   54,200  Bell Atlantic Corp.                     2,472,875
                  147,601  Tele-Communications, Inc. Cl A(1)       5,668,801
                   73,800  WorldCom, Inc.(1)                       3,567,769
                                                                 -----------
                                                                  12,476,807
                                                                 -----------
COMPUTER PERIPHERALS--1.1%
                   32,200  Cisco Systems Inc.(1)                   2,965,419
                                                                 -----------
COMPUTER SOFTWARE & SERVICES--3.8%
                   39,500  America Online Inc.                     4,187,000
                   42,500  BMC Software, Inc.(1)                   2,208,672
                   51,000  Compuware Corp.(1)                      2,605,781
                   52,700  HBO & Co.                               1,859,322
                                                                 -----------
                                                                  10,860,775
                                                                 -----------
CONSUMER PRODUCTS--3.7%
                   88,800  Gillette Company                        5,033,850
                   60,400  Procter & Gamble Co. (The)              5,500,175
                                                                 -----------
                                                                  10,534,025
                                                                 -----------
DIVERSIFIED COMPANIES--6.0%
                   94,500  General Electric Co. (U.S.)             8,599,500
                  132,300  Tyco International Ltd.                 8,334,900
                                                                 -----------
                                                                  16,934,400
                                                                 -----------
ENVIRONMENTAL SERVICES--1.1%
                   41,600  Republic Services, Inc. Cl A            1,123,200
                   59,600  Waste Management, Inc.                  2,086,000
                                                                 -----------
                                                                   3,209,200
                                                                 -----------

Shares                                                         Value
-------------------------------------------------------------------------------

FINANCIAL SERVICES--6.1%
                   58,300  American Express Co.                  $ 6,646,200
                   66,600  CIT Group Holdings, Inc. (The) Cl A     2,497,500
                   59,600  Fannie Mae                              3,620,700
                   17,800  Morgan Stanley Dean Witter,
                              Discover & Co.                       1,626,475
                   46,400  Travelers Group, Inc.                   2,813,000
                                                                 -----------
                                                                  17,203,875
                                                                 -----------
FOOD & BEVERAGE--1.0%
                   31,900  Coca-Cola Company (The)                 2,727,450
                                                                 -----------
HEALTHCARE--0.8%
                   24,400  Cardinal Health, Inc.                   2,287,500
                                                                 -----------
INSURANCE--5.7%
                   27,700  Allstate Corp.                          2,536,281
                   28,200  American International Group, Inc.      4,117,200
                   66,600  Conseco Inc.                            3,113,550
                  112,400  SunAmerica, Inc.                        6,455,975
                                                                 -----------
                                                                  16,223,006
                                                                 -----------
LEISURE--0.9%
                   45,400  Viacom, Inc. Cl B(1)                    2,644,550
                                                                 -----------
MEDICAL EQUIPMENT & SUPPLIES--1.9%
                   12,000  Guidant Corp.                             855,750
                   72,500  Medtronic, Inc.                         4,621,875
                                                                 -----------
                                                                   5,477,625
                                                                 -----------
PHARMACEUTICALS--4.4%
                   47,000  Bristol-Myers Squibb Co.               5,402,062
                   15,100  Lilly (Eli) & Co.                        997,544
                    7,500  Merck & Co., Inc.                      1,003,125
                   19,500  Pfizer, Inc.                           2,119,407
                   40,300  Warner-Lambert Co.                     2,795,813
                                                                 -----------
                                                                 12,317,951
                                                                 -----------
PRINTING & PUBLISHING--2.6%
                   33,500  McGraw-Hill Companies, Inc. (The)      2,732,344
                   65,400  Tribune Co.                            4,500,338
                                                                 -----------
                                                                  7,232,682
                                                                 -----------
RETAIL (GENERAL MERCHANDISE)--5.3%
                   53,700  Costco Companies, Inc.(1)              3,388,134
                   69,800  Dayton Hudson Corp.                    3,385,300
                   53,900  Sears, Roebuck & Co.                   3,291,269
                   80,500  Wal-Mart Stores, Inc.                  4,890,375
                                                                 -----------
                                                                 14,955,078
                                                                 -----------
UTILITIES--1.9%
                  102,900  AES Corp. (The)(1)                     5,408,680
                                                                 -----------
TOTAL COMMON STOCKS--60.0%                                      169,807,123
                                                                 -----------
   (Cost $123,183,232)

See Notes to Financial Statements


                                                    www.americancentury.com   9


VP Balanced--Schedule of Investments (continued)
--------------------------------------------------------------------------------

JUNE  30, 1998 (UNAUDITED)

Principal Amount                                                Value
--------------------------------------------------------------------------------

 U.S. TREASURY SECURITIES

               $2,500,000  U.S. Treasury Notes,
                              5.875%, 8/31/99                    $ 2,510,500
                1,000,000  U.S. Treasury Notes,
                              5.625%, 12/31/99                     1,001,770
                1,000,000  U.S. Treasury Notes,
                              5.875%, 2/15/00                      1,005,670
                1,000,000  U.S. Treasury Notes,
                              6.125%, 9/30/00                      1,012,720
                  500,000  U.S. Treasury Notes,
                              5.75%, 10/31/00                        502,550
                2,000,000  U.S. Treasury Notes,
                              5.75%, 11/15/00                      2,009,940
                2,000,000  U.S. Treasury Notes,
                              6.625%, 7/31/01                      2,060,600
                3,000,000  U.S. Treasury Notes,
                              7.50%, 11/15/01                      3,177,390
                  450,000  U.S. Treasury Notes,
                              5.75%, 10/31/02                        453,726
                1,500,000  U.S. Treasury Notes,
                              7.25%, 5/15/04                       1,627,725
                2,950,000  U.S. Treasury Notes,
                              5.875%, 11/15/05                     3,005,342
                1,000,000  U.S. Treasury Notes,
                              5.625%, 5/15/08                      1,013,910
                1,500,000  U.S. Treasury Bonds,
                              12.00%, 8/15/08                      2,223,480
                  500,000  U.S. Treasury Bonds,
                              9.25%, 2/15/16                         694,985
                1,000,000  U.S. Treasury Bonds,
                              9.125%, 5/15/18                      1,399,560
                1,500,000  U.S. Treasury Bonds,
                              7.50%, 11/15/24                      1,861,140
                1,150,000  U.S. Treasury Bonds,
                              6.375%, 8/16/27                      1,264,828
                                                                 -----------
TOTAL U.S. TREASURY SECURITIES--9.5%                              26,825,836
                                                                 -----------
   (Cost $26,501,027)
--------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES(2)

                  978,027  FHLMC Pool #C00578,
                              6.50%, 1/1/28                          976,322
                1,373,553  FNMA Pool #248679,
                              5.50%, 10/25/08                      1,343,468
                  505,816  FNMA Pool #421501,
                              6.50%, 6/1/13                          509,235
                  297,000  FNMA Pool #431722,
                              6.50%, 6/1/13                          299,007
                  198,000  FNMA Pool #433184,
                              6.50%, 6/1/13                          199,338
                  187,185  FNMA Pool #365462,
                              6.50%, 11/1/11                         188,559
                1,007,402  FNMA Pool #413812,
                              6.50%, 1/1/28                        1,004,924

Principal Amount                                               Value
-------------------------------------------------------------------------------

               $1,417,777  FNMA Pool #411821,
                              7.00%, 1/1/28                      $ 1,439,978
                1,735,220  GNMA Pool #002202,
                              7.00%, 4/20/26                       1,759,847
                  986,237  GNMA Pool #467626,
                              7.00%, 2/15/28                       1,003,265
                1,008,483  GNMA Pool #458862,
                              7.50%, 2/15/28                       1,037,555
                  468,543  GNMA Pool #444773,
                              6.50%, 3/15/28                         467,947
                  493,336  GNMA Pool #469149,
                              6.50%, 3/15/28                         492,710
                  100,999  GNMA Pool #460833,
                              6.50%, 5/15/28                         100,871
                   47,827  GNMA Pool #474224,
                              6.50%, 5/15/28                          47,766
                                                                 -----------
TOTAL MORTGAGE - BACKED
SECURITIES--3.8%                                                  10,870,792
                                                                 -----------
   (Cost $10,745,501)

ASSET-BACKED SECURITIES(2)
                  750,000  CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%, 2/15/12           751,187
                1,000,000  First Merchants Auto Receivables
                              Corp., Series 1996 B, Class A2,
                              6.80%, 5/15/01                       1,012,613
                1,494,241  First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ, 6.28%,
                              6/18/07                              1,507,256
                1,000,000  FNMA Whole Loan, Series 1995 W1,
                              Class A6, 8.10%, 4/25/25             1,044,044
                2,000,000  NationsBank Auto Owner Trust,
                              Series 1996 A, Class B1, 6.75%,
                              6/15/01                              2,025,946
                2,000,000  Union Acceptance Corp.,
                              Series 1996 D, Class A3,
                              6.30%, 1/8/04                        2,022,254
                1,250,000  United Companies Financial Corp.,
                              Home Equity Loan, Series 1996 D1,
                              Class A4, 6.78%, 2/15/16             1,271,689
                1,000,000  United Companies Financial Corp.,
                              Home Equity Loan, Series 1996 D1,
                              Class A5, 6.92%, 10/15/18            1,027,037
                                                                 -----------

TOTAL ASSET - BACKED SECURITIES--3.8%                             10,662,026
                                                                 -----------
   (Cost $10,492,333)

CORPORATE BONDS
AUTOMOBILES & AUTO PARTS--0.4%
                1,000,000  General Motors
Corp.,
                              7.00%, 6/15/03                       1,041,730
                                                                 -----------

                        See Notes to Financial Statements


10   1-800-345-6488


VP Balanced--Schedule of Investments (continued)
--------------------------------------------------------------------------------

JUNE  30, 1998 (UNAUDITED)

Principal Amount                                                Value
--------------------------------------------------------------------------------

BANKING--3.1%

               $1,750,000  Corestates Capital Corp.,
                              5.875%, 10/15/03                   $ 1,733,042
                1,750,000  First Bank System Inc.,
                              7.625%, 5/1/05                       1,893,815
                1,000,000  First Union Corp.,
                              8.77%, 11/15/99                      1,039,720
                1,500,000  MBNA Corp.,
                              6.875%, 10/1/99                      1,514,325
                1,000,000  NationsBank Corp.,
                              6.875%, 2/15/05                      1,040,440
                1,500,000  NationsBank Corp.,
                              6.60%, 5/15/10                       1,537,035
                                                                 -----------
                                                                   8,758,377
                                                                 -----------
COMMUNICATIONS SERVICES--1.2%
                1,000,000  Ameritech Capital Funding,
                              6.15%, 1/15/08                       1,004,260
                1,500,000  Cable & Wireless Communications,
                              6.625%, 3/6/05                       1,516,290
                1,000,000  GTE Southwest, 5.82%, 12/1/99             998,200
                                                                 -----------
                                                                   3,518,750
                                                                 -----------
ELECTRICAL & ELECTRONIC
COMPONENTS--1.5%
                1,500,000  Anixter International Inc.,
                              8.00%, 9/15/03                       1,592,850
                2,200,000  Hutchison Whampoa Financial,
                              Series B, 7.45%, 8/1/17
                              (Acquired 7/24/97-6/4/98,
                              Cost $2,020,398)(3)                  1,807,212
                1,000,000  Yorkshire Power Finance, 6.15%,
                              2/25/03 (Acquired 2/19/98,
                              Cost $1,000,000)(3)                    996,480
                                                                 -----------
                                                                   4,396,542
                                                                 -----------

ENERGY (PRODUCTION & MARKETING)--0.6%
                  500,000  Union Pacific Resources Group Inc.,
                              7.15%, 5/15/28                         506,760
                1,000,000  USX Corp., 6.85%, 3/1/08                1,014,670
                                                                 -----------
                                                                   1,521,430
                                                                 -----------
ENERGY (SERVICES)--0.2%
                  500,000  Petro Geo-Services ASA,
                              7.125%, 3/30/28                        517,285
                                                                 -----------
FINANCIAL SERVICES--5.2%
                1,500,000  Associates Corp., N.A.,
                              6.375%, 10/15/02                     1,517,940
                1,000,000  Associates First Capital Corp.,
                              6.75%, 7/15/01                       1,021,550
                1,525,000  Comdisco, Inc.,
                              6.375%, 11/30/01                     1,538,039
                1,000,000  Dean Witter, Discover & Co.,
                              6.875%, 3/1/03                       1,028,020
                1,000,000  First USA, Inc.,
                              7.00%, 8/20/01                       1,025,710

Principal Amount                                               Value
-------------------------------------------------------------------------------

               $1,500,000  Ford Motor Credit
Co.,
                              6.75%, 5/15/05                     $ 1,550,430
                1,500,000  Lehman Brothers Holdings Inc.,
                              6.625%, 11/15/00                     1,519,200
                1,000,000  Money Store Inc. (The),
                              8.05%, 4/15/02                       1,063,680
                1,750,000  Norwest Financial, Inc.,
                              6.25%, 11/1/02                       1,776,198
                1,700,000  Salomon Inc., 6.65%, 7/15/01            1,728,696
                1,000,000  Travelers/Aetna Property Casualty
                              Corp., 6.75%, 4/15/01                1,020,060
                                                                 -----------
                                                                  14,789,523
                                                                 -----------
INSURANCE--1.7%
                1,200,000  Aetna Services, Inc., 6.75%, 8/15/01    1,227,792
                1,000,000  Nationwide Mutual Insurance Co.,
                              6.50%, 2/15/04 (Acquired 2/9/96,
                              Cost $1,008,420)(3)                  1,007,830
                1,000,000  Underwriters Reinsurance Co.,
                              7.875%, 6/30/06 (Acquired
                              8/6/96, Cost $1,031,200)(3)          1,090,410
                1,250,000  Zurich Capital Trust I, 8.38%,
                              6/1/37 (Acquired 5/28/97-
                              6/11/97, Cost $1,265,410)(3)         1,424,575
                                                                 -----------
                                                                   4,750,607
                                                                 -----------
LEISURE--0.4%
                1,000,000  Time Warner Inc., 6.85%, 1/15/26        1,032,070
                                                                 -----------
MACHINERY & EQUIPMENT--0.4%
                1,250,000  Caterpillar Financial Services Corp.,
                              5.90%, 9/10/02                       1,245,312
                                                                 -----------
METALS & MINING--0.6%
                1,750,000  Barrick Gold Corp., 7.50%, 5/1/07       1,875,527
                                                                 -----------
PAPER & FOREST PRODUCTS--0.4%
                1,000,000  Abitibi-Consolidated Inc.,
                              7.40%, 4/1/18                        1,020,730
                                                                 -----------
PRINTING & PUBLISHING--0.3%
                1,000,000  News America Inc., 6.625%,
                              1/9/08 (Acquired 2/12/98,
                              Cost $995,750)(3)                      996,150
                                                                 -----------
REAL ESTATE--1.8%
                1,700,000  Price REIT, Inc. (The),
                              7.25%, 11/1/00                       1,732,283
                1,000,000  Price REIT, Inc. (The),
                              7.125%, 6/15/04                      1,034,310
                1,000,000  Simon DeBartolo Group Inc.,
                              6.625%, 6/15/03 (Acquired
                              6/17/98, Cost $997,680)(3)             996,830
                1,200,000  Spieker Properties, Inc.,
                              6.80%, 12/15/01                      1,223,424
                                                                 -----------
                                                                   4,986,847
                                                                 -----------

See Notes to Financial Statements


                                                   www.americancentury.com   11


VP Balanced--Schedule of Investments (continued)
--------------------------------------------------------------------------------

JUNE  30, 1998 (UNAUDITED)

Principal Amount                                                Value
--------------------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)--0.4%
               $1,000,000  Sears, Roebuck & Co., MTN,
                              7.12%, 6/4/04                      $ 1,043,870
                                                                 -----------
TOBACCO--0.8%
                1,000,000  Philip Morris Companies Inc.,
                              6.80%, 12/1/03                       1,021,600
                1,250,000  Philip Morris Companies Inc.,
                              6.95%, 6/1/06                        1,283,437
                                                                 -----------
                                                                   2,305,037
                                                                 -----------
UTILITIES--1.8%
                1,000,000  Avon Energy Partners Holdings,
                              7.05%, 12/11/07 (Acquired
                              1/20/98, Cost $1,039,620)(3)         1,040,400
                1,300,000  CalEnergy Co. Inc.,
                              7.63%, 10/15/07                      1,316,107
                1,000,000  Kansas Power & Light Co.,
                             8.875%, 3/1/00                        1,043,980
                1,700,000  PG&E Corp., Series 93C,
                              6.25%, 8/1/03                        1,724,157
                                                                 -----------
                                                                   5,124,644
                                                                 -----------
TOTAL CORPORATE BONDS--20.8%                                      58,924,431
                                                                 -----------
   (Cost $57,749,533)

Principal Amount                                               Value
-------------------------------------------------------------------------------

SHORT-TERM CASH INVESTMENTS--2.1%
       Repurchase Agreement, BA Security Services,
          Inc., (U.S. Treasury obligations), in a joint
          trading account at 5.65%, dated 6/30/98,
          due 7/1/98 (Delivery value $6,100,957)                 $ 6,100,000
                                                                 -----------
   (Cost $6,100,000)

TOTAL INVESTMENT SECURITIES--100.0%                             $283,190,208
                                                                ============
   (Cost $234,771,626)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
MTN = Medium Term Note
(1) Non-income producing.
(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.
(3) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at June 30, 1998 was $9,359,887, which represented 3.3% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS --This schedule tells you which investments your fund owned on the last day of the reporting period.
The schedule includes:
o the percentage of total investments in each industry
o a list of each investment
o the number of shares of each stock or the principal (dollar) amount of each bond
o the market value of each investment
o the percent and dollar breakdown of each investment category

                                               See Notes to Financial Statements


12   1-800-345-6488


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

JUNE  30, 1998 (UNAUDITED)

ASSETS
Investment securities, at value
   (identified cost of $234,771,626) (Note 3) ................      $283,190,208
Cash .........................................................           872,727
Receivable for investments sold ..............................         1,001,677
Dividends and interest receivable ............................         1,455,197
                                                                    ------------
                                                                     286,519,809
                                                                    ------------
LIABILITIES
Payable for investments purchased ............................         4,563,774
Payable for capital shares redeemed ..........................            85,760
Accrued management fees (Note 2) .............................           214,491
Payable for directors' fees and expenses .....................               196
                                                                    ------------
                                                                       4,864,221
                                                                    ------------
Net Assets ...................................................      $281,655,588
                                                                    ============
CAPITAL SHARES, $0.01 PAR VALUE
Authorized ...................................................       200,000,000
                                                                    ============
Outstanding ..................................................        34,179,963
                                                                    ============
Net Asset Value Per Share ....................................      $       8.24
                                                                    ============
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ......................      $218,536,280
Undistributed net investment income ..........................         2,365,709
Accumulated undistributed net realized gain from
   investments and foreign currency transactions .............        12,335,017
Net unrealized appreciation on investments and
   translation of assets and liabilities in
   foreign currencies (Note 3) ...............................        48,418,582
                                                                    ------------
                                                                    $281,655,588
                                                                    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES --This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment loss; net gains earned on investments but not yet paid to shareholders, or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as income and investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                   www.americancentury.com   13


Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest .......................................................   $  3,138,771
Dividends ......................................................        507,268
                                                                   ------------
                                                                      3,646,039
                                                                   ------------
Expenses (Note 2):
Management fees ................................................      1,167,946
Directors' fees and expenses ...................................          1,036
                                                                   ------------
                                                                      1,168,982
                                                                   ------------
Net investment income ..........................................      2,477,057
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
Investments ....................................................      3,146,743
Foreign currency transactions ..................................            (79)
                                                                   ------------
                                                                     13,146,664
                                                                   ------------
Change in net unrealized appreciation on:
Investments ....................................................     16,885,984
Translation of assets and liabilities in foreign currencies ....            (13)
                                                                   ------------
                                                                     16,885,971
                                                                   ------------
Net realized and unrealized gain on investments
   and foreign currency ........................................     30,032,635
                                                                   ------------
Net Increase in Net Assets Resulting from Operations ...........   $ 32,509,692
                                                                   ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS --This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

o    income earned from investments (dividends and interest)

o    management fees and expenses

o gains or losses from selling investments (known as realized gains or losses)

o gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                               See Notes to Financial Statements


14   1-800-345-6488


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1997

Increase in Net Assets
                                                        1998             1997
OPERATIONS

Net investment income ..........................  $   2,477,057   $   5,147,782

Net realized gain on investments and
   foreign currency transactions ...............     13,146,664      24,611,195
Change in net unrealized appreciation on
   investments and translation of assets and
   liabilities in foreign currencies ...........     16,885,971       6,428,739
                                                  -------------   -------------
Net increase in net assets
   resulting from operations ...................     32,509,692      36,187,716
                                                  -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....................     (4,070,492)     (2,554,690)
From net realized gains on
   investment transactions .....................    (25,240,781)     (9,825,570)
                                                  -------------   -------------
Decrease in net assets from distributions ......    (29,311,273)    (12,380,260)
                                                  -------------   -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......................     43,953,519     103,187,176
Proceeds from reinvestment of distributions ....     29,311,274      12,380,260
Payments for shares redeemed ...................    (13,894,859)   (135,680,741)
                                                  -------------   -------------
Net increase (decrease) in net
   assets from capital share transactions ......     59,369,934     (20,113,305)
                                                  -------------   -------------
Net increase in net assets .....................     62,568,353       3,694,151
NET ASSETS
Beginning of period ............................    219,087,235     215,393,084
                                                  -------------   -------------
End of period ..................................  $ 281,655,588   $ 219,087,235
                                                  =============   =============
Undistributed net investment income ............  $   2,365,709   $   3,959,144
                                                  =============   =============
TRANSACTIONS IN SHARES OF THE FUND
Sold ...........................................      5,491,975      13,147,136
Issued in reinvestment of distributions ........      3,831,539       1,737,653
Redeemed .......................................     (1,728,725)    (16,859,188)
                                                  -------------   -------------
Net increase (decrease) ........................      7,594,789      (1,974,399)
                                                  =============   =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS --These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

o operations--a summary of the Statement of Operations from the previous page for the most recent period

o    distributions--income and gains distributed to shareholders

o share transactions--shareholders' purchases, reinvestment of distributions, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                   www.americancentury.com   15


Notes to Financial Statements
--------------------------------------------------------------------------------


JUNE 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Variable Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP Balanced (the Fund) is one of the six series of funds issued by the Corporation. The Fund's investment objective is capital growth and current income. The Fund seeks to achieve its investment objective by investing approximately 60% of the Fund's assets in common stocks that are considered by management to have better than average prospects for appreciation and the remaining assets in bonds and other fixed income securities. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward foreign currency exchange contracts at June 30, 1998.

     REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and


16   1-800-345-6488


Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM, that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.00%.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of investment securities, excluding short-term investments, totaled $148,662,441, including purchases of U.S. Treasury and Agency obligations totaling $32,786,713. Sales of investment securities, excluding short-term investments, totaled $105,004,811, including sales of U.S. Treasury and Agency obligations totaling $13,766,843.

     As of June 30, 1998, accumulated net unrealized appreciation was $47,563,556, based on the aggregate cost of investments for federal income tax purposes of $235,626,652, which consisted of unrealized appreciation of $49,496,368 and unrealized depreciation of $1,932,812.


                                                    www.americancentury.com   17


VP Balanced--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                 1998(1)            1997          1996          1995          1994          1993
PER-SHARE DATA
Net Asset Value, Beginning of Period ....... $      8.24      $      7.54   $      7.04   $      5.96   $      6.07   $      5.74
                                             -----------      -----------   -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income ....................        0.07             0.19          0.18          0.17          0.15          0.11
  Net Realized and Unrealized Gain (Loss) on
     Investment Transactions ...............        1.03             0.94          0.65          1.08         (0.11)         0.33
                                             -----------      -----------   -----------   -----------   -----------   -----------
  Total From Investment Operations .........        1.10             1.13          0.83          1.25          0.04          0.44
                                             -----------      -----------   -----------   -----------   -----------   -----------
Distributions
  From Net Investment Income ...............       (0.15)           (0.09)        (0.13)        (0.17)        (0.15)        (0.11)
  From Net Realized Gains
     on Investment Transactions ............       (0.95)           (0.34)        (0.20)         --            --            --
                                             -----------      -----------   -----------   -----------   -----------   -----------
  Total Distributions ......................       (1.10)           (0.43)        (0.33)        (0.17)        (0.15)        (0.11)
                                             -----------      -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period ............. $      8.24      $      8.24   $      7.54   $      7.04   $      5.96   $      6.07
                                             ===========      ===========   ===========   ===========   ===========   ===========
  Total Return(2) ..........................       14.38%           15.81%        12.21%        21.12%         0.61%         7.68%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets ...................        1.00%(3)         1.00%         0.99%         0.97%         1.00%         1.00%
Ratio of Net Investment Income to
   Average Net Assets ......................        2.12%(3)         2.19%         2.43%         2.69%         2.49%         1.97%
Portfolio Turnover Rate ....................          46%             125%          130%           87%           63%           68%
Net Assets, End of Period (in thousands) ... $   281,656      $   219,087   $   215,393   $   153,823   $   105,100   $    75,924

(1)  Six months ended June 30, 1998 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS --This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

o    share price at the beginning of the period

o    investment income and capital gains or losses

o    distributions of income and capital gains paid to shareholders

o    share price at the end of the period

It also includes some key statistics for the period:

o    total  return--the   overall  percentage  return  of  the  fund,   assuming
     reinvestment of all distributions

o    expense ratio--operating expenses as a percentage of average net assets

o net income ratio--net investment income as a percentage of average net assets

o portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements


18   1-800-345-6488


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     VP Balanced's investment philosophy focuses on four important principles.

     We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain.

     For the equity portfolio, the management team seeks to own highly successful companies, which we define as those whose earnings and revenues are growing at accelerating rates.

     For the fixed-income portfolio, "quality first" is the rule. The management team seeks only investment-grade bonds--those rated in the top four quality categories by nationally recognized statistical rating organizations.

     Each portfolio is managed by a team, rather than by one "star" manager. We believe this allows us to make better, more consistent management decisions.

     VP BALANCED seeks to provide capital growth and current income. The fund keeps about 60% of its assets in the stocks of firms that are considered by management to have better-than-average prospects for appreciation. Under normal market conditions, the remaining assets are held in quality, intermediate-term bonds and other fixed-income securities.

COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for VP Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500. The remainder of the index is represented by the Lehman Intermediate Government/Corporate Index, which reflects the 40% of the fund's assets invested in intermediate-term bonds and other fixed-income securities.

     The LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX is considered to represent the performance of a portfolio of intermediate-term U.S. government and corporate bonds. The index includes the Lehman Government and Corporate Bond indices, which are composed of U.S. government, Treasury and agency securities with one- to 10-year maturities, as well as corporate and Yankee bonds with one- to 10-year maturities.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

[right margin]

PORTFOLIO MANAGERS
EQUITY PORTFOLIO
     JIM STOWERS III
     BRUCE WIMBERLY
     JOHN SYKORA, CFA
FIXED-INCOME PORTFOLIO
     BUD HOOPS
     JEFF HOUSTON, CFA


                                                   www.americancentury.com   19


Glossary

--------------------------------------------------------------------------------

FIXED-INCOME TERMS

o CREDIT QUALITY reflects the financial strength of a debt security issuer and the likelihood of timely payment of interest and principal.

o DURATION is a measure of the sensitivity of a fixed-income portfolio to changes in interest rates. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

o STANDARD & POOR'S (S&P) is an independent rating company, one of the two best known in the U.S. (the other is Moody's). The credit ratings issued by S&P and Moody's reflect the perceived financial strength (credit quality) of debt issuers. Debt securities rated "investment grade" (deemed to be of high enough credit quality to be appropriate investments for banks and other institutions) by S&P are those rated BBB or higher (the highest rating is AAA).

o WEIGHTED AVERAGE MATURITY (WAM), another measurement of the sensitivity of a fixed-income portfolio to interest rate changes, indicates the average time until the principal in the portfolio is expected to be repaid, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the "Financial Highlights" on page 18.

EQUITY TERMS

o BLUE-CHIP STOCKS -- generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

o GROWTH STOCKS -- generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, computer hardware and computer software companies.

o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average, the S&P 500 and the Russell 1000 Index.

o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

o PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Nasdaq Composite Index and the Russell 2000 Index.

o VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


20   1-800-345-6488


[inside back cover]

[right margin]

[american century logo(reg.sm)]
American
Century(reg.sm)

P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INVESTOR SERVICES:
1-800-345-6488

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-1833 OR 816-444-3485

FAX: 816-340-4360

INTERNET: www.americancentury.com


AMERICAN CENTURY MUTUAL FUNDS, INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.

[recycled logo]
Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
American Century
1958-1998

American Century Investments                                     BULK RATE
P.O. Box 419385                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES

9806                              (c)1998 American Century Services Corporation
SH-BKT-13310                                            Funds Distributor, Inc.

[front cover]                                                      June 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY
VARIABLE PORTFOLIOS

               [graphic of people, stairs, building, figures]

VARIABLE INSURANCE FUNDS
-----------------------
VP ADVANTAGE
                                                 [american century logo(reg.sm)]
                                                                        American
                                                                 Century(reg.sm)


[inside front cover]

A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

      Sincerely,
     /s/James E. Stowers

About our New Report Design
--------------------------------------------------------------------------------

WHY WE CHANGED.

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q & As with fund managers. We hope the new design will make the reports more interesting and understandable while helping you keep abreast of your fund's strategy and performance.

WHAT'S NEW.

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new report actually costs slightly less than the old one. They use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.


[left margin]

VARIABLE PORTFOLIOS
VP ADVANTAGE

[40 Years logo]
Four Decades of Serving Investors
American Century
1958-1998


Our Message to You
--------------------------------------------------------------------------------

[photo James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers III, seated, with James E. Stowers, Jr.

     Stocks have posted historic returns over the last few years. The first six months of the year continued the momentum, despite a slowdown in the second quarter. The generous market values accorded many very large, high-profile companies grew even more generous. Midsize and small stocks turned in respectable results.

     Fixed-income markets were mixed. Declining interest rates, the search for a safe haven by many foreign investors, and the improving creditworthiness of U.S. business produced a solid market for Treasurys and other high-quality bonds. Companies with exposure to Asia, where economic troubles have deepened, saw their bonds come under pressure.

     We've been optimistic about the financial markets for many years, and we continue to believe both stocks and bonds should produce fine results over the long run. Corporate America is in good health. Many companies have cleaned up their balance sheets, are highly productive, and are generating impressive returns on products and investments. While the economic crisis in the Far East has affected earnings in a number of areas, our overall economy is sound.

     Despite the run-up in stocks, not every company is selling at record prices. We're still in a market of individual businesses, and there are plenty of attractive opportunities that have not been fully recognized. Over the years, we've been able to blend new technology and resources in investment strategies that employ equity and credit research to find these opportunities. Our aim, as always, is to help investors reach their financial goals.

     Finally, we hope you like the new design of this report. Our annual and semiannual reports contain a wealth of information on fund strategies and holdings. The new design is intended to make this information more accessible and should encourage you to take a closer look.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer

[right margin]

                                TABLE OF CONTENTS

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VP ADVANTAGE
   Performance Information ................................................    5
   Management Q&A .........................................................    6
      Top Ten Holdings ....................................................    6
      Top Five Industries .................................................    6
      Types of Investments Portfolio ......................................    8
   Schedule of Investments ................................................    9
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   11
   Statement of Operations ................................................   12
   Statements of Changes
   in Net Assets ..........................................................   13
   Notes to Financial
   Statements .............................................................   14
   Financial Highlights ...................................................   16
OTHER INFORMATION
   Background Information
      Investment Philosophy
   and Policies ...........................................................   17
      Comparative Indices .................................................   17
      Portfolio Managers ..................................................   17
   Glossary ...............................................................   18


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

o After one of the best three-year runs on record in 1995-1997, the S&P 500 barely paused to catch its breath during the six months ended June 30, gaining 17.66%.

o Bonds performed well too. Low inflation and falling interest rates translated into rising prices in most fixed-income markets.

o Both stocks and bonds owe much of their success to a robust economy with minimal inflation.

o The success of financial assets is also tied to the success of individual companies. Earnings growth has been annualizing at a double-digit rate for five of the last six years.

o However, by some traditional measures, stock prices are very expensive. For example, the average stock in the S&P 500 costs roughly 25 times last year's earnings, a historical high.

o Our stock and bond markets remain resilient. But investor expectations are running high, which is reflected in the S&P 500's steep climb over the last three and a half years.

MANAGEMENT Q&A

o VP Advantage gained 10.44%, outperforming its blended benchmark index, which gained 8.95%. The blended index combines the S&P 500, the Lehman Brothers Intermediate Government Bond Index, and a three-month Treasury bill index in proportion to the asset mix of VP Advantage's portfolio.

o The stock portfolio made a significant contribution to performance. Standing alone, VP Advantage's stock component was up 23.06%, handily beating the S& P 500's return of 17.66%.

o Several pharmaceutical positions were reduced. Assets were moved to financial services, insurance, telecommunications, broadcasting, retail, media and cable companies.

o    American   Express  and  SunAmerica  were  among  the  portfolio's   strong
     performers. Tele-Communications, Inc. and Viacom, two cable and media positions, also did well.

o The energy services industry was weak, and Cendant Corp., a marketing and franchising business, dropped significantly after it discovered accounting irregularities at one of its major business units.

o Though financial conditions were favorable, bond returns were modest compared with those enjoyed by stocks. VP Balanced's bond portfolio returned 2.60%, similar to intermediate-term U.S. bond returns in general. The cash position returned 2.13%.

o Some attractively priced mortgage-backed securities were added to the portfolio. The higher yields of the mortgage-backeds also helped the portfolio's yield, but didn't hurt the average credit rating--it remained AAA because the mortgage-backeds also carried a AAA rating.

[left margin]

THE SUCCESS OF FINANCIAL ASSETS IS ALSO TIED TO THE SUCCESS OF INDIVIDUAL COMPANIES. EARNINGS HAVE BEEN GROWING AT A DOUBLE-DIGIT RATE FOR FIVE OF THE LAST SIX YEARS.

                                 VP ADVANTAGE
TOTAL RETURNS:                   AS OF 6/30/98
    6 Months                       10.44%*
    1 Year                         16.81%
NET ASSETS:                     $26 million
INCEPTION DATE:                   8/1/91

*Not annualized.

Investment terms are defined in the Glossary on page 18.


2   1-800-345-6488


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]
Mark Mallon, senior vice president and managing director of American Century Investments

A POWERFUL UPSLOPE IN STOCKS

     Just how quickly has the stock market appreciated over the past few years? It took approximately 16 years, from 1970-1985, for the Standard & Poor's 500 Index to double. Only six years later, it had doubled again, and roughly five years after that, in early 1997, it had doubled once more, to 800. As the chart on page 4 illustrates, the S&P 500's recent climb has been very steep. At the end of June 1998, the index was over 1100.

     Looked at another way, calendar 1995-1997 marked one of the best three-year performance runs on record. It was, in fact, the most consistent performance ever for large-stock indices such as the S&P 500. All three years saw returns top 20%. During the six months ended June 30, the S&P 500 barely paused to catch its breath, gaining 17.66%.

     Lower corporate earnings, a tight U.S. labor market, and the ongoing economic crisis in Asia caused only minor pullbacks in late 1997 and the second quarter of 1998.

THE U.S. BOND MARKET

     Bonds have performed well too. Low inflation and falling interest rates have translated into rising prices in most fixed-income markets. Between January 1 and June 30, 1998, the benchmark 30-year Treasury bond yield fell from 5.93% to 5.63%. The 10-year Treasury note yield, a benchmark for intermediate-term bonds, dropped from 5.75% to 5.45%. When yields decline, bond prices normally increase. The Lehman Brothers Intermediate Government Bond Index, a benchmark for intermediate-term U.S. government securities returned 3.39%.

     Bonds continued to perform relatively well despite short-term market factors that held back sectors such as corporate and mortgage-backed securities. Falling interest rates triggered a wave of mortgage refinancing, which had a negative effect on mortgage-backed securities. When mortgages are refinanced, it shortens the life of mortgage-backeds and forces investors to reinvest at lower yields. The Asian crisis affected the performance of corporate bonds because investors questioned the financial health of companies that do business in the Far East.

A POWERHOUSE ECONOMY

     Both stocks and bonds owe much of their success to a robust economy with minimal inflation. The U.S. economy is currently demonstrating a vigor we haven't seen in a generation.

o    Economic growth hit 3.8% in 1997, and 5.5% in the first quarter of 1998.

o    Inflation was a mere 1.4% for the 12 months ended June 30.

o    In 1997, prices rose at the slowest pace in 12 years.

o    Interest rates are among the lowest since the 1960s.

o    Unemployment was the lowest in 28 years.

o    The U.S. government is projecting the first budget surplus in 30 years.

[right margin]

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
S&P 500                                             17.66%
LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX            3.39%
3-MONTH T-BILL INDEX                                 2.53%

Source: Lipper Analytical Services, Inc.

BOTH STOCKS AND BONDS OWE MUCH OF THEIR SUCCESS TO A ROBUST ECONOMY WITH MINIMAL INFLATION.

[line chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 1998
                S&P 500        Lehman Intermediate Government
12/31/97         1.00                     1.00
1/31/98          1.01                     1.01
2/28/98          1.08                     1.01
3/31/98          1.14                     1.02
4/30/98          1.15                     1.02
5/31/98          1.13                     1.03
6/30/98          1.18                     1.03

Value on 6/30/98
S&P 5000             $1.18
Lehman Intmdt Govt   $1.03


                                                    www.americancentury.com   3


Market Perspective (continued)
--------------------------------------------------------------------------------

     The budget surplus means the government's borrowing needs will shrink if spending doesn't increase. The U.S. Treasury has already reduced the amount of securities it will issue. The lower supply of Treasurys should boost prices. Investors may also buy more bonds in other sectors of the U.S. market as Treasurys become scarcer. At the same time, demand should remain strong. Global investors often turn to U.S. bonds as a safe haven in times of political or financial unrest.

CORPORATE AMERICA IS HEALTHY

     The success of financial assets is also tied to the success of individual companies. Earnings have been growing at a double-digit rate for five of the last six years. We are among the most technologically proficient and productive industrial nations, and as a result, U.S. companies are enjoying extraordinarily high investment returns. Given the positive business climate, it's not surprising financial assets remain popular investments, and that cash continues to flow into the stock market at record volumes.

     However, by some traditional measures, stock prices are expensive. The average stock in the S&P 500 costs roughly 25 times last year's earnings, a historical high. Corporate assets are also richly valued. Investors are paying roughly five times balance sheet assets, or twice the historical average. The dividend yield on the average S&P 500 stock has fallen below 1.5%, another record.

EARNINGS, INFLATION, AND  INTEREST RATES

     What could derail the financial markets? Most probably, an upturn in inflation or a substantial decline in earnings. Late last year, the spike in oil prices, combined with the deepening Asian crisis, briefly raised the specter of higher inflation and lower earnings. Stocks reacted negatively. They also fell back in the second quarter of 1998, when it appeared the Asian recession would cut deep into corporate earnings in the U.S.

     Should inflation pick up, interest rates are likely to rise too, as the Federal Reserve adjusts rates upward to slow the economy. Higher interest rates increase the cost of borrowing for everyone, from corporations to prospective home buyers, and thus tend to slow economic growth and dampen inflation.

     In 1997, inflation failed to take off. Oil prices went into a tailspin when Asian demand fell. In early 1998, as crude oil prices hit a nine-year low, interest rates declined and stocks soared, even though the fallout from Asia threatened to slow both corporate earnings and U.S. economic growth.

     Our stock and bond markets remain resilient. Their long-term prospects are still favorable. But investor expectations are running high, which is reflected in the S&P 500's steep climb over the last three and a half years. In this environment, financial markets could prove vulnerable to disappointments.

[left margin]

INVESTOR EXPECTATIONS ARE RUNNING HIGH, WHICH IS REFLECTED IN THE S&P 500'S STEEP CLIMB OVER THE LAST THREE AND A HALF YEARS.

[mountain chart -  data below]

S&P 500 PERFORMANCE
FROM DECEMBER 1970 TO DECEMBER 1997

DATE             PRICE
12/70            92.15
12/71           102.09
12/72           118.05
12/73            97.55
12/74            68.56
12/75            90.19
12/76           107.46
12/77            95.10
12/78            96.11
12/79           107.94
12/80           135.76
12/81           122.55
12/82           140.64
12/83           164.93
12/84           167.24
12/85           211.28
12/86           242.17
12/87           247.08
12/88           277.72
12/89           353.40
12/90           330.22
12/91           417.09
12/92           435.71
12/93           466.45
12/94           459.27
12/95           615.93
12/96           740.74
12/97           970.43

Source: Bloomberg


4   1-800-345-6488


VP Advantage--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1998
                                 VP ADVANTAGE               BLENDED INDEX

6 MONTHS(1) .......................  10.44%                      8.95%
1 YEAR ............................  16.81%                     16.45%
AVERAGE ANNUAL RETURNS
3 YEARS ...........................  13.11%                     15.83%
5 YEARS ...........................  10.61%                     12.56%
LIFE OF FUND(2) ...................   9.55%                     11.75%

(1)  Returns for periods less than one year are not annualized.

(2)  The fund's inception date was 8/1/91.

See pages 17 and 18 for information about the blended index and returns.

[mountain chart -  data below]

Value on 6/30/98
Blended Index            $23,162
VP Balanced              $18,789

GROWTH OF $10,000 OVER LIFE OF FUND

                 VP Advantage          Blended Index
DATE              ACCT VALUE            ACCT VALUE
  8/1/91           $10,000               $10,000
12/31/91           $11,381               $10,749
 6/30/92           $10,571               $10,879
12/31/92           $10,953               $11,453
 6/30/93           $11,350               $11,981
12/31/93           $11,702               $12,369
 6/30/94           $11,519               $12,113
12/31/94           $11,823               $12,443
 6/30/95           $12,983               $14,011
12/31/95           $13,803               $15,248
 6/30/96           $14,323               $16,033
12/31/96           $15,080               $17,251
 6/30/97           $16,086               $19,301
12/31/97           $17,014               $20,788
 6/30/98           $18,789               $23,162

$10,000 investment made 8/1/91

The chart at left shows the growth of a $10,000 investment in VP Advantage since inception, while the chart below shows the fund's year-by-year performance. The blended index is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. VP Advantage's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the blended index do not.

[bar chart - data below]

ONE-YEAR RETURNS SINCE INCEPTION (YEARS ENDED JUNE 30)

                  VP Advantage          Blended Index
4/30/92               5.71%               8.79%
4/30/93               7.37%              10.07%
4/30/94               1.49%               1.16%
4/30/95              12.71%              15.39%
4/30/96              10.32%              13.42%
4/30/97              12.31%              17.68%
4/30/98              16.81%              16.45%

*A partial year. Fund inception date was 8/1/91.


                                                    www.americancentury.com   5


VP Balanced--Q&A
--------------------------------------------------------------------------------

     An interview with portfolio managers Jim Stowers III, Bruce Wimberly and John Sykora of our equity staff, and Bud Hoops and Jeff Houston of our fixed-income group. They all help oversee the VP Advantage Fund.

WHAT WERE VP ADVANTAGE'S RETURNS FOR THE FIRST HALF OF ITS FISCAL YEAR ENDED JUNE 30, 1998?

     VP Advantage gained 10.44%, outperforming its blended benchmark index, which gained 8.95% for the same six months. The blended index combines the S&P 500 (40%), the Lehman Brothers Intermediate Government Bond Index (40%), and a three-month Treasury bill index (20%). This is the same mix as VP Advantage's target protfolio of stocks, bonds and cash.

     The bond and cash components are intended to lend the portfolio a conservative flavor. The aim is to generate respectable returns in up markets, and provide a stabilizing influence should the stock market become volatile.

CAN YOU IDENTIFY THE PRIMARY REASONS VP ADVANTAGE OUTPERFORMED ITS BENCHMARK?

     The stock portfolio made a significant contribution. Standing alone, VP Advantage's stock component was up 23.06% in the first half. That handily beat the S&P 500's return of 17.66%. We used American Century's proprietary database, pricing screens, and financial analysis to find companies and industries with accelerating revenues and earnings. From this broad menu, we selected individual businesses whose revenue and earnings growth looked to be clearly sustainable. We also paid close attention to earnings visibility: in other words, we focused additional emphasis on companies with recurring revenue streams. We believe these companies have a higher probability of meeting or beating earnings estimates.

WHY THE EMPHASIS ON VISIBILITY?

     Today the earnings picture remains somewhat clouded because overall earnings growth slowed in 1997 and in the first quarter of 1998. Many companies that used to hit earnings targets regularly are now missing their marks. We believe there is still a level of optimism built into earnings estimates for the second half of the year. Those projections are likely to come down. The economic turmoil in Southeast Asia is hurting profits and revenues in many groups, such as technology and energy, as are wage pressures in the U.S. The strong dollar is also making U.S. merchandise less competitive overseas. Foreign buyers have to pay for our products in their local currencies, which become less valuable as the dollar rises.

THAT SOUNDS LIKE THE BAD NEWS. WHAT'S THE GOOD NEWS?

     The good news is the U.S. economy. It remains healthy. As always, there are areas of opportunity. From our point of view, even the earnings slowdown has an upside: it creates an environment in which effective stockpicking can really add value. We believe that's one of the reasons VP Advantage generated such good results during the first six months of 1998. Our emphasis on earnings visibility has worked.

DID THE SEARCH FOR EARNINGS VISIBILITY  TRIGGER CHANGES IN THE PORTFOLIO?

     Yes. We reduced several pharmaceutical positions where the earnings picture was fading. Assets migrated to financial services, insurance, telecommunications, broadcasting, retail, media and cable companies. In financial services we hold

[left margin]

TOP TEN HOLDINGS
                                                  % OF EQUITY PORTFOLIO
                                                AS OF               AS OF
                                               6/30/98             12/31/97

GENERAL ELECTRIC CO. (U.S.)                     5.0%                 6.2%
TYCO INTERNATIONAL LTD.                         4.7%                 6.0%
AMERICAN EXPRESS CO.                            4.0%                 1.2%
CLEAR CHANNEL COMMUNICATIONS, INC.              3.8%                 4.3%
SUNAMERICA, INC.                                3.7%                 3.6%
OUTDOOR SYSTEMS, INC.                           3.7%                 4.3%
TELE-COMMUNICATIONS, INC. CL A                  3.3%                 1.3%
BRISTOL-MYERS SQUIBB CO.                        3.3%                 3.7%
PROCTER & GAMBLE CO. (THE)                      3.2%                 4.5%
AES CORP. (THE)                                 3.0%                  --


TOP FIVE INDUSTRIES
                                                 % OF EQUITY PORTFOLIO
                                               AS OF                AS OF
                                              6/30/98              12/31/97

FINANCIAL SERVICES                            10.2%                  6.6%
DIVERSIFIED COMPANIES                          9.7%                  9.6%
BROADCASTING & MEDIA                           9.7%                 13.0%
INSURANCE                                      9.5%                  6.1%
RETAIL (GENERAL MERCHANDISE)                   9.0%                   --


6   1-800-345-6488


VP Advantage--Q&A (continued)
--------------------------------------------------------------------------------

American   Express   and   SunAmerica.   Media  and  cable   companies   include
Tele-Communications, Inc. (TCI) and Viacom. Both TCI and Viacom are improving their balance sheets and generating strong cash flow growth.

     We also have high expectations for our retailers. Earnings growth led us to the value-conscious merchandisers--Wal-Mart, Costco and Dayton Hudson, which owns Target Stores. We continue to think these companies have sound business models for sustained growth.

WHAT ABOUT SOME OF THE OTHER ATTRACTIVE GROWTH OPPORTUNITIES YOU JUST MENTIONED

     We're excited about telecommunications and the internet phenomenon. The internet is bigger today than many people ever thought it would be, and we believe it will continue to outpace expectations. Companies such as America Online (AOL) and WorldCom on the network side and Cisco Systems on the equipment side have emerged as dominant providers. We expect their market positions to improve. AOL, for example, has great earnings visibility. The company collects a monthly fee from an expanding pool of subscribers. Earlier this year it was able to raise prices--something that has become fairly rare in our low- inflation economy. WorldCom is the leader in providing commercial voice and data transmission internationally. Its fiberoptic network is far ahead of the competition in an environment where voice and data traffic should grow substantially as international commerce becomes increasingly sophisticated.

HOW DID VP ADVANTAGE'S LARGER POSITIONS PERFORM?

     Many of our largest holdings were among the best performers. Tyco International, Clear Channel Communications, American Express, and Tele-Communications, Inc. all added significantly to results. Our largest position, General Electric (GE), was also up substantially. GE's earnings per share increased by 14% in the first quarter of 1998. The company is pursuing an aggressive share-buyback program and has expanded its medical diagnostic equipment business by purchasing Diasonics, a leading ultrasound imaging firm. GE is also shopping for assets in Asia, where prices are severely depressed. Finally, we took profits in Coca-Cola and drug manufacturer Pfizer, which were among our top ten holdings last year.

WERE THERE ANY DISAPPOINTMENTS OVER THE SIX MONTHS?

     There are always some underachievers. The energy services industry was weak, and Cendant Corp., a marketing and franchising business, dropped significantly after it discovered accounting irregularities at one of its major business units. Cendant owns such brand names as Ramada, Howard Johnson, Coldwell Banker, Century 21 and Avis.

LET'S TURN TO THE BOND PORTFOLIO. HOW DID IT PERFORM?

     Though financial conditions were favorable, bond returns were modest compared with those enjoyed by stocks. VP Advantage's bond portfolio returned 2.60%, similar to intermediate-term U.S. government bond returns in general. The cash position returned 2.13%.

HOW WAS THE BOND PORTFOLIO POSITIONED?

     As a rule, we take a conservative, no-frills approach to complement the stock portfolio and generate the best possible risk-adjusted returns for the fund as a whole. We invest primarily in intermediate-term Treasury bonds, we hold only securities rated AAA for credit quality, and we usually don't make large

[right margin]

[pie charts]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF JUNE 30, 1998
Common Stocks                        42%
U.S. Treasury Securities             36%
Short-Term Cash                      19%
Mortgage-Backed Securities            2%
U.S. Government Agency Securities     1%


AS OF DECEMBER 31, 1997
U.S. Treasury Securities             40%
Common Stocks                        37%
Short-Term Cash                      22%
U.S. Government Agency Securities     1%

"Many of our largest holdings were among the best performers."


                                                    www.americancentury.com   7


VP ADVANTAGE--Q&A (CONTINUED)
--------------------------------------------------------------------------------

interest rate bets. We consider the fund's duration target to be approximately four years, and we usually don't stray too far from that position. Duration is a measure of the portfolio's sensitivity to interest rate changes--the higher the duration, the more the portfolio's value will fluctuate in response to interest rate movements.

     During  the  first  half  of  the  year,  we  added  some   mortgage-backed
securities, which seemed attractively priced. A wave of mortgage refinancings after interest rates fell sharply in the fourth quarter of 1997 caused the value of mortgage-backed securities to decline (and yields to rise) relative to other bond sectors. The higher yields of the mortgage-backeds also helped the portfolio's yield, but the securities didn't hurt the portfolio's average credit rating, which remained AAA because the mortgage-backeds also carried a AAA rating.

     Given the possibility of weaker economic conditions and lower interest rates, we also increased the portfolio's sensitivity to interest rate changes a bit, raising the weighted average maturity and duration from where they had been six months earlier.

WHAT IS YOUR OUTLOOK FOR BONDS AS WE HEAD INTO THE SECOND HALF OF THE YEAR?

     We're optimistic, but not completely bullish. What tempers our bullishness is the underlying strength of the U.S. economy, which might ignite inflation. Low unemployment and high consumer confidence are forces that could help fend off any weakness from the economic recession in Asia. Because of the offsetting forces of overseas weakness and domestic strength, U.S. interest rates have fluctuated in a relatively narrow range (with a downward bias) so far in 1998, and we expect that to continue.

     Supply and demand fundamentals are still favorable. The federal government is running its first budget surplus in 30 years, which reduces Treasury bond supply and exerts more downward pressure on interest rates.

LOOKING AHEAD, WHAT ARE YOUR STRATEGIES FOR VP ADVANTAGE'S STOCK AND BOND PORTFOLIOS?

     On the fixed-income side, we've steered a pretty steady course, and we'll continue to do so. If Treasurys rally strongly, we could look to add some better values and higher yields from mortgage-backed and government agency securities, if such opportunities are available. As for the equity component of the portfolio, we will remain focused on attractive opportunities among larger, high-quality companies. Management is also exploring ways to enhance the efficiency of the fund. Any changes should continue to produce a diversified portfolio that has the potential for long-term capital growth and current income.

[left margin]

VP ADVANTAGE'S FIXED-INCOME PORTFOLIO
                                                 AS OF            AS OF
                                                6/30/98         12/31/97
PORTFOLIO SENSITIVITY TO INTEREST RATES
 WEIGHTED AVERAGE MATURITY                     4.9 YEARS        4.4 YEARS
 DURATION                                      3.9 YEARS        3.6 YEARS

PORTFOLIO CREDIT QUALITY                      % OF FIXED INCOME PORTFOLIO
(S&P RATINGS)
 AAA                                              100%            100%

GIVEN THE POSSIBILITY OF WEAKER ECONOMIC CONDITIONS AND LOWER INTEREST RATES, WE ALSO INCREASED THE PORTFOLIO'S SENSITIVITY TO INTEREST RATE CHANGES A BIT.

Investment terms are defined in the Glossary on page 18.


8   1-800-345-6488


VP ADVANTAGE--SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE  30, 1998 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS
AIRLINES--0.8%
          1,400  AMR Corp.(1)                                      $ 116,550
          1,500  Alaska Air Group, Inc.(1)                            81,844
                                                                 -----------
                                                                     198,394
                                                                 -----------
BANKING--0.9%
           700  Chase Manhattan Corp.                                 52,850
           900  Citicorp                                             134,325
           500  NationsBank Corp.                                     38,250
                                                                 -----------
                                                                     225,425
                                                                 -----------
BROADCASTING & MEDIA--4.0%
          3,800  Clear Channel Communications, Inc.(1)               414,675
          1,800  Jacor Communications, Inc.(1)                       106,312
         14,325  Outdoor Systems, Inc.(1)                            401,100
          1,600  Time Warner Inc.                                    136,700
                                                                 -----------
                                                                   1,058,787
                                                                 -----------
BUSINESS SERVICES & SUPPLIES--0.8%
          9,600  Cendant Corp.(1)                                    200,400
                                                                 -----------
COMMUNICATIONS SERVICES--3.0%
          1,100  Ameritech Corp.                                      49,362
          3,400  Bell Atlantic Corp.                                 155,125
          9,526  Tele-Communications, Inc. Cl A(1)                   365,858
          4,700  WorldCom, Inc.(1)                                   227,216
                                                                 -----------
                                                                     797,561
                                                                 -----------
COMPUTER PERIPHERALS--0.8%
          2,200  Cisco Systems Inc.(1)                               202,606
                                                                 -----------
COMPUTER SOFTWARE & SERVICES--2.8%
          2,800  America Online Inc.                                 296,800
          3,000  BMC Software, Inc.(1)                               155,906
          3,200  Compuware Corp.(1)                                  163,500
          3,200  HBO & Co.                                           112,900
                                                                 -----------
                                                                     729,106
                                                                 -----------
CONSUMER PRODUCTS--2.6%
          5,600  Gillette Company                                    317,450
          3,900  Procter & Gamble Co. (The)                          355,144
                                                                 -----------
                                                                     672,594
                                                                 -----------
DIVERSIFIED COMPANIES--4.0%
          6,000  General Electric Co. (U.S.)                         546,000
          8,200  Tyco International Ltd.                             516,600
                                                                 -----------
                                                                   1,062,600
                                                                 -----------
ENVIRONMENTAL SERVICES--0.7%
          2,600  Republic Services, Inc. Cl A                         70,200
          3,600  Waste Management, Inc.                              126,000
                                                                 -----------
                                                                     196,200
                                                                 -----------

Shares                                                          Value
--------------------------------------------------------------------------------

FINANCIAL SERVICES--4.2%
          3,800  American Express Co.                              $ 433,200
          4,500  CIT Group Holdings, Inc. (The) Cl A                 168,750
          3,800  Fannie Mae                                          230,850
          1,100  Morgan Stanley Dean Witter,
                   Discover & Co.                                    100,513
          2,950  Travelers Group, Inc.                               178,844
                                                                 -----------
                                                                   1,112,157
                                                                 -----------
FOOD & BEVERAGE--0.7%
          2,000  Coca-Cola Company (The)                             171,000
                                                                 -----------
HEALTHCARE--0.5%
          1,550  Cardinal Health, Inc.                               145,312
                                                                 -----------
INSURANCE--3.9%
          1,800  Allstate Corp.                                      164,812
          1,800  American International Group, Inc.                  262,800
          4,300  Conseco Inc.                                        201,025
          7,100  SunAmerica, Inc.                                    407,806
                                                                 -----------
                                                                   1,036,443
                                                                 -----------
LEISURE--0.7%
          3,000  Viacom, Inc. Cl B(1)                                174,750
                                                                 -----------
MEDICAL EQUIPMENT & SUPPLIES--1.4%
            900  Guidant Corp.                                        64,181
          4,600  Medtronic, Inc.                                     293,250
                                                                 -----------
                                                                     357,431
                                                                 -----------
PHARMACEUTICALS--3.2%
          3,100  Bristol-Myers Squibb Co.                            356,306
          1,100  Lilly (Eli) & Co.                                    72,669
            600  Merck & Co., Inc.                                    80,250
          1,200  Pfizer, Inc.                                        130,425
          2,700  Warner-Lambert Co.                                  187,313
                                                                 -----------
                                                                     826,963
                                                                 -----------
PRINTING & PUBLISHING--1.7%
          2,100  McGraw-Hill Companies, Inc. (The)                   171,281
          4,000  Tribune Co.                                         275,250
                                                                 -----------
                                                                     446,531
                                                                 -----------
RETAIL (GENERAL MERCHANDISE)--3.7%
          3,600  Costco Companies, Inc.(1)                           227,137
          4,400  Dayton Hudson Corp.                                 213,400
          3,500  Sears, Roebuck & Co.                                213,719
          5,400  Wal-Mart Stores, Inc.                               328,050
                                                                 -----------
                                                                     982,306
                                                                 -----------
UTILITIES--1.3%
          6,300  AES Corp. (The)(1)                                  331,144
                                                                 -----------
TOTAL COMMON STOCKS--41.7%                                        10,927,710
                                                                 -----------
   (Cost $7,651,989)

See Notes to Financial Statements


                                                    www.americancentury.com   9


VP ADVANTAGE--SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE  30, 1998 (UNAUDITED)

Principal Amount                                                Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES

       $ 350,000  U.S. Treasury Notes,
                     6.00%, 9/30/98                                $ 350,700
         700,000  U.S. Treasury Notes,
                     5.125%, 11/30/98                                699,545
       1,000,000  U.S. Treasury Notes,
                     7.75%, 1/31/00                                1,033,450
       1,000,000  U.S. Treasury Notes,
                     5.75%, 10/31/00                               1,005,100
         200,000  U.S. Treasury Notes,
                     5.625%, 11/30/00                                200,456
         400,000  U.S. Treasury Notes,
                     6.625%, 6/30/01                                 411,720
         250,000  U.S. Treasury Notes,
                     6.375%, 9/30/01                                 256,025
         300,000  U.S. Treasury Notes,
                     6.25%, 1/31/02                                  306,720
         200,000  U.S. Treasury Notes,
                     6.50%, 5/31/02                                  206,664
       1,250,000  U.S. Treasury Notes,
                     5.75%, 8/15/03                                1,263,688
         500,000  U.S. Treasury Notes,
                     7.875%, 11/15/04                                561,630
         300,000  U.S. Treasury Notes,
                     5.875%, 11/15/05                                305,628
       2,000,000  U.S. Treasury Notes,
                     6.50%, 8/15/05                                2,110,360
         800,000  U.S. Treasury Notes,
                     6.50%, 10/15/06                                 849,312
                                                                 -----------
TOTAL U.S. TREASURY SECURITIES--36.4%                              9,560,998
                                                                 -----------
   (Cost $9,344,333)

Principal Amount                                                Value
--------------------------------------------------------------------------------


 U.S. GOVERNMENT AGENCY SECURITIES--0.6%

       $ 150,000  FNMA MTN, 7.49%, 5/22/07                          $ 154,304
 .                                                                 -----------
   (Cost $150,694)

 MORTGAGE-BACKED SECURITIES(2)--1.9%
         495,000  FNMA Pool #426431,
                     6.50%, 6/1/13                                    498,345
                                                                  -----------
   (Cost $497,475)

 SHORT-TERM CASH INVESTMENTS
         2,200,000 FHLB Discount Notes,
                     5.55%, 7/1/98(3)                              2,200,000
       Repurchase Agreement, BA Security Services,
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 5.65%, dated 6/30/98,
              due 7/1/98 (delivery value $1,300,204)               1,300,000
       Repurchase Agreement, Merrill Lynch & Co., Inc.,
              (U.S. Treasury obligations), in a joint trading
              account at 5.55%, dated 6/30/98, due
              7/1/98 (delivery value $1,300,200)                   1,300,000
       Units of Participation in Chase Vista U.S.
              Government Money Market Fund
              (Institutional Shares)                                 300,000
                                                                 -----------
TOTAL SHORT-TERM
CASH INVESTMENTS--19.4%                                            5,100,000
                                                                 -----------
   (Cost $5,099,661)

TOTAL INVESTMENT SECURITIES--100.0%                              $26,241,357
                                                                 ===========
   (Cost $22,744,152)

NOTES TO SCHEDULE OF INVESTMENTS
FHLB = Federal Home Loan Bank
FNMA = Federal National Mortgage Association
MTN = Medium Term Note
(1)  Non-income producing.
(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.
(3) The rates for U.S. Government Agency discount notes represent the yield to maturity at purchase.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS --This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:
o the percentage of total investments in each industry
o a list of each investment
o the number of shares of each stock or the principal (dollar) amount of each bond
o the market value of each investment
o the percent and dollar breakdown of each investment category

                                               See Notes to Financial Statements

10   1-800-345-6488


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

ASSETS
Investment securities, at value
   (identified cost of $22,744,152) (Note 3) ................       $ 26,241,357
Receivable for investments sold .............................             64,328
Dividends and interest receivable ...........................            169,268
                                                                    ------------
                                                                      26,474,953
                                                                    ------------
LIABILITIES
Disbursements in excess of demand deposit cash ..............             15,031
Payable for investments purchased ...........................            275,684
Payable for capital shares redeemed .........................             17,265
Accrued management fees (Note 2) ............................             21,073
Payable for directors' fees and expenses ....................                 19
                                                                    ------------
                                                                         329,072
                                                                    ------------

Net Assets ..................................................       $ 26,145,881
                                                                    ============
CAPITAL SHARES, $0.01 PAR VALUE
Authorized ..................................................        200,000,000
                                                                    ============
Outstanding .................................................          3,996,764
                                                                    ============

Net Asset Value Per Share ...................................       $       6.54
                                                                    ============
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .....................       $ 21,160,521
Undistributed net investment income .........................            344,178
Accumulated undistributed net realized gain from
   investments and foreign currency transactions ............          1,143,978
Net unrealized appreciation on investments and
   translation of assets and liabilities in
   foreign currencies (Note 3) ..............................          3,497,204
                                                                    ------------
                                                                    $ 26,145,881
                                                                    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES --This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as income and investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                    www.americancentury.com   11


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ........................................................    $  443,63
Dividends .......................................................       36,876
                                                                  -------------
                                                                       480,514
                                                                  -------------
Expenses (Note 2):
Management fees .................................................      126,067
Directors' fees and expenses ....................................          111
                                                                  -------------
                                                                       126,178
                                                                  -------------

Net investment income ...........................................      354,336
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
Investments .....................................................    1,211,531
Foreign currency transactions ...................................          (7)
                                                                  -------------
                                                                     1,211,524
                                                                  -------------
Change in net unrealized appreciation on:
Investments .....................................................      959,349
Translation of assets and liabilities in foreign currencies .....          (1)
                                                                  -------------
                                                                       959,348
                                                                  -------------
Net realized and unrealized gain on
   investments and foreign currency .............................    2,170,872
                                                                  -------------


Net Increase in Net Assets Resulting from Operations ............   $2,525,208
                                                                  =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS --This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

o    income earned from investments (dividends and interest)
o    management fees and expenses
o gains or losses from selling investments (known as realized gains or losses)
o gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                               See Notes to Financial Statements


12   1-800-345-6488


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1997

Increase in Net Assets

                                                         1998           1997

OPERATIONS
Net investment income ..........................   $    354,336    $    721,293
Net realized gain on investments
   and foreign currency transactions ...........      1,211,524       2,010,080
Change in net unrealized appreciation
   on investments and translation of
   assets and liabilities in
   foreign currencies ..........................        959,348         346,996
                                                   ------------    ------------
Net increase in net assets
   resulting from operations ...................      2,525,208       3,078,369
                                                   ------------    ------------
 DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....................       (550,641)       (389,326)
From net realized gains from
   investment transactions .....................     (2,071,935)     (1,349,891)
                                                   ------------    ------------
Decrease in net assets from distributions ......     (2,622,576)     (1,739,217)
                                                   ------------    ------------
 CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......................        412,325         918,761
Proceeds from reinvestment of distributions ....      2,622,577       1,739,217
Payments for shares redeemed ...................     (2,035,446)     (3,983,245)
                                                   ------------    ------------
Net increase (decrease) in net assets
   from capital share transactions .............        999,456      (1,325,267)
                                                   ------------    ------------
Net increase in net assets .....................        902,088          13,885
NET ASSETS
Beginning of period ............................     25,243,793      25,229,908
                                                   ------------    ------------

End of period ..................................   $ 26,145,881    $ 25,243,793
                                                   ============    ============
Undistributed net investment income ............   $    344,178    $    540,483
                                                   ============    ============

TRANSACTIONS IN SHARES OF THE FUND
Sold ...........................................         64,325         144,345
Issued in reinvestment of distributions ........        423,680         295,333
Redeemed .......................................       (313,844)       (628,781)
                                                   ------------    ------------
Net increase (decrease) ........................        174,161        (189,103)
                                                   ============    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS --These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

o operations--a summary of the Statement of Operations from the previous page for the most recent period
o    distributions--income and gains distributed to shareholders
o share transactions--shareholders' purchases, reinvestment of distributions, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                    www.americancentury.com   13


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Variable Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP
Advantage (the Fund) is one of the six series of funds issued by the Corporation. The Fund's investment objective is current income and capital growth. The Fund seeks to achieve its investment objective by investing approximately 20% of the Fund's assets in cash or cash equivalents, 40% in fixed income securities with a weighted average maturity of three to ten years and 40% in equity securities that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward foreign currency exchange contracts at June 30, 1998.

     REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may trans-


14   1-800-345-6488


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

fer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM, that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.00%.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of investment securities, excluding short-term investments, totaled $6,372,280, including purchases of U.S. Treasury and Agency obligations totaling $865,467. Sales of investment securities, excluding short-term investments, totaled $7,230,288, including sales of U.S. Treasury and Agency obligations totaling $1,000,000.

     As  of  June  30,  1998,   accumulated  net  unrealized   appreciation  was
$3,430,928, based on the aggregate cost of investments for federal income tax purposes of $22,810,429, which consisted of unrealized appreciation of $3,552,999 and unrealized depreciation of $122,071.


                                                   www.americancentury.com   15


VP ADVANTAGE--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
                                                  1998(1)           1997          1996          1995         1994           1993
PER-SHARE DATA
Net Asset Value, Beginning of Period ........  $     6.60       $     6.29    $     6.19    $     5.48    $     5.57    $     5.32
                                               ----------       ----------    ----------    ----------    ----------    ----------
Income From Investment Operations
  Net Investment Income .....................        0.09             0.19          0.20          0.20          0.15          0.11
  Net Realized and Unrealized Gain (Loss)
     on Investment Transactions .............        0.56             0.56          0.34          0.71         (0.09)         0.25
                                               ----------       ----------    ----------    ----------    ----------    ----------
  Total From Investment Operations ..........        0.65             0.75          0.54          0.91          0.06          0.36
                                               ----------       ----------    ----------    ----------    ----------    ----------
Distributions
  From Net Investment Income ................       (0.15)           (0.10)        (0.15)        (0.20)        (0.15)        (0.11)
  From Net Realized Gains
     on Investment Transactions .............       (0.56)           (0.34)        (0.29)         --            --            --
                                               ----------       ----------    ----------    ----------    ----------    ----------
  Total Distributions .......................       (0.71)           (0.44)        (0.44)        (0.20)        (0.15)        (0.11)
                                               ----------       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period ..............  $     6.54       $     6.60    $     6.29    $     6.19    $     5.48    $     5.57
                                               ==========       ==========    ==========    ==========    ==========    ==========
  Total Return(2) ...........................       10.44%           12.83%         9.25%        16.75%         1.03%         6.82%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets ....................        1.00%(3)         0.99%         0.98%         0.95%         1.00%         1.00%
Ratio of Net Investment Income
   to Average Net Assets ....................        2.81%(3)         2.85%         3.10%         3.32%         2.65%         2.07%
Portfolio Turnover Rate .....................          32%              69%           80%           99%           57%           77%
Net Assets, End of Period (in thousands) ....  $   26,146       $   25,244    $   25,230    $   24,037    $   22,413    $   20,959

(1)  Six months ended June 30, 1998 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS --This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

o    share price at the beginning of the period

o    investment income and capital gains or losses

o    distributions of income and capital gains paid to shareholders

o    share price at the end of the period

It also includes some key statistics for the period:

o    total  return--the   overall  percentage  return  of  the  fund,   assuming
     reinvestment of all distributions

o    expense ratio--operating expenses as a percentage of average net assets

o net income ratio--net investment income as a percentage of average net assets

o portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements


16   1-800-345-6488


BACKGROUND INFORMATION
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     VP Advantage's investment philosophy focuses on four important principles.

     We attempt to keep the fund's equity and bond portfolios fully invested at their respective percentages (see below), regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain.

     For the equity portfolio, the management team seeks to own highly successful companies, which we define as those whose earnings and revenues are growing at accelerating rates.

     For the fixed-income portfolio, "quality first" is the rule. The management team seeks only investment-grade bonds and money market securities--those rated in the top four quality categories by nationally recognized statistical organizations.

     Each portfolio is managed by a team, rather than by one "star" manager. We believe this allows us to make better, more consistent management decisions.

     VP ADVANTAGE seeks to provide current income and capital growth. Under normal market conditions the fund keeps about 40% of its assets in quality, intermediate-term U.S. bonds, 20% in U.S. government money market securities with a weighted average maturity of six months or less and the remaining 40% in the stocks of firms considered by management to have better than average prospects for appreciation.



COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for VP Advantage. It combines three widely known indices in proportion to the asset mix of the fund.
Accordingly, 40% of the index is represented by the Lehman Intermediate-Government Bond Index. Another 40% of the index is represented by the S&P 500 and the remaining 20% of the index is represented by a three-month Treasury bill index.

     The LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX is considered to represent the performance of a high-quality portfolio of intermediate-term U.S. Treasury and government agency bonds. The index is composed of over 800 U.S. Treasury and government agency securities with an average maturity of three to five years.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.

     The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

[right margin]

PORTFOLIO MANAGERS
EQUITY PORTFOLIO
     JIM STOWERS III
     BRUCE WIMBERLY
     JOHN SYKORA, CFA
FIXED-INCOME PORTFOLIO
     BUD HOOPS
     JEFF HOUSTON, CFA


                                                   www.americancentury.com   17


GLOSSARY
--------------------------------------------------------------------------------

FIXED-INCOME TERMS

o CREDIT QUALITY reflects the financial strength of a debt security issuer and the likelihood of timely payment of interest and principal.

o DURATION is a measure of the sensitivity of a fixed-income portfolio to changes in interest rates. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

o STANDARD & POOR'S (S&P) is an independent rating company, one of the two best known in the U.S. (the other is Moody's). The credit ratings issued by S&P and Moody's reflect the perceived financial strength (credit quality) of debt issuers. Debt securities rated "investment grade" (deemed to be of high enough credit quality to be appropriate investments for banks and other institutions) by S&P are those rated BBB or higher (the highest rating is AAA).

o WEIGHTED AVERAGE MATURITY (WAM), another measurement of the sensitivity of a fixed-income portfolio to interest rate changes, indicates the average time until the principal in the portfolio is expected to be repaid, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the "Financial Highlights" on page 16.

EQUITY TERMS

o BLUE-CHIP STOCKS -- generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

o GROWTH STOCKS -- generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, computer hardware and computer software companies.

o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average, the S&P 500 and the Russell 1000 Index.

o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

o PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Nasdaq Composite Index and the Russell 2000 Index.

o VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


18   1-800-345-6488


NOTES
--------------------------------------------------------------------------------


                                                   www.americancentury.com   19


NOTES
--------------------------------------------------------------------------------


20   1-800-345-6488


[inside back cover]

[right margin]

[american century logo(reg.sm)]
American
Century(reg.sm)

P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INVESTOR SERVICES:
1-800-345-6488

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-1833 OR 816-444-3485

FAX: 816-340-4360

INTERNET: www.americancentury.com


AMERICAN CENTURY MUTUAL FUNDS, INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.

[recycled logo]
Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
American Century
1958-1998

American Century Investments                                     BULK RATE
P.O. Box 419385                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES

9806                              (c)1998 American Century Services Corporation
SH-BKT-13311                                            Funds Distributor, Inc.

[front cover]                                                     June 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY
VARIABLE PORTFOLIOS

                 [graphic of people, stairs, building, figures]

VARIABLE INSURANCE FUNDS
-----------------------
VP INCOME & GROWTH

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                 Century(reg.sm)
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

WHY WE CHANGED.

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable while helping you keep abreast of your fund's strategy and performance.

WHAT'S NEW.

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new report actually costs slightly less than the old ones. They use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.


[left margin]

VARIABLE PORTFOLIOS
VP INCOME & GROWTH

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998


Our Message to You
--------------------------------------------------------------------------------
[photo James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers III, seated , with James E. Stowers, Jr.

     Stocks have posted historic returns over the last few years. The first six months of 1998 continued this momentum, despite some slowing in the second quarter due to the economic and financial crisis in Asia. Large companies once again outpaced smaller ones. The generous market values accorded many very large, high-profile companies grew even more generous, while midsize and small stocks turned in respectable results. Growth stocks continued to outpace value stocks.

     We've been optimistic about the stock market for many years, and we continue to believe stocks should produce fine results over the long run. Corporate America is in good health. Many companies have cleaned up their balance sheets, are highly productive, and are generating impressive returns on products and investments. While the crisis in Asia has affected earnings in some areas, the overall U.S. economy is sound.

     Despite the general run-up in stocks, however, not every company is selling at record prices. We are still in a market of individual businesses, and investors' treatment of these companies can often be affected by sentiment as well as by facts. As a result, there are plenty of attractive opportunities--companies whose earnings growth or value have not been fully recognized, or have been temporarily discounted.

     The ability of the quantitative equity team that manages VP Income & Growth to find these opportunities is clearly reflected in the fund's excellent performance during the first half of the year. Even though the fund is less than a year old, the team's approach adheres to investment strategies and techniques that American Century developed over the last eight years. We've been able to blend experienced management with new technology and resources, all aimed at helping investors reach their financial goals.

     We understand that it's important for you to track the progress of your fund and follow the strategies of the investment team. For that reason, we hope you like the new expanded format and design of this report. Our annual and semiannual reports contain a wealth of information on fund strategies and holdings. We've expanded the report to give you more of this important information, and the new design is intended to make this information more accessible and easier for you to read.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

           Table of Contents
  Report Highlights .......................................................    2
  Market Perspective ......................................................    3
VP INCOME & GROWTH
  Performance Information .................................................    5
  Management Q&A ..........................................................    6
  Schedule of Investments .................................................    9
FINANCIAL STATEMENTS
  Statement of Assets and
  Liabilities .............................................................   14
  Statement of Operations .................................................   15
  Statements of Changes
  in Net Assets ...........................................................   16
  Notes to Financial
  Statements ..............................................................   17
  Financial Highlights ....................................................   19
OTHER INFORMATION
  Background Information
     Investment Philosophy
     and Policies .........................................................   20
     Comparative Indices ..................................................   20
     Lipper Rankings ......................................................   20
     Investment Team
     Leaders ..............................................................   20
  Glossary ................................................................   21


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The S&P 500's recent climb has been very steep. Calendar 1995-1997 marked one of the best three-year performance runs on record for the index.

* The sharp ascent continued during the first six months of 1998. The S&P 500 gained 17.7%.

* The stocks of large companies continued to outperform those of midsize and small companies.

* Market leadership has been narrow; the returns of the 100 biggest companies in the S&P 500 outdistanced the remaining 400.

* Stocks owe much of their success to a robust economy with minimal inflation. The U.S. economy is demonstrating a vigor we haven't seen in a generation.

* Many U.S. companies are enjoying extraordinarily high profitability. The positive business climate is encouraging money to flow into the stock market in record volumes.

* By some traditional measures, stock prices are expensive. Earnings multiples have hit historical highs, and dividend yields have fallen to historical lows.

* An upturn in inflation or a substantial decline in corporate earnings could derail the financial markets. Investor expectations are running high. In this environment, stocks could prove vulnerable to disappointments.

MANAGEMENT Q&A

* VP Income & Growth posted exceptional gains compared with historical averages for the stock market.

* The fund's 17.47% return was notably higher than the 10.64% average return of its peers, according to Lipper Analytical Services. (See Total Returns on page 5.)

* VP Income & Growth benefited from its concentration in S&P 500 stocks, our quantitative approach to managing the portfolio and our policy of remaining fully invested in stocks.

* The portfolio's underweighting in several blue-chip consumer non-cyclical growth stocks, which seemed overpriced to our quantitative models, dampened returns slightly.

* Banking, communications services and financial services were some of the better-performing industries that our models favored.

* Despite some interim volatility, stock returns for the first half of 1998 were well above historical norms.

* We will probably maintain the portfolio's slightly defensive stance going forward.


[left margin]

"MANY U.S. COMPANIES ARE ENJOYING EXTRAORDINARILY HIGH PROFITABILITY. THE POSITIVE BUSINESS CLIMATE IS ENCOURAGING MONEY TO FLOW INTO THE STOCK MARKET IN RECORD VOLUMES."

             VP INCOME & GROWTH
TOTAL RETURNS:               AS OF 6/30/98
    6 Months                       17.47%*
    Since Inception                26.63%*
NET ASSETS:                    $31 million
INCEPTION DATE:                   10/30/97

* Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on page 21.


2       1-800-345-6488


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]
Mark Mallon, senior vice president and managing director of American Century Investments.

A POWERFUL UPSLOPE

     Just how quickly has the stock market appreciated over the past few years? It took approximately 16 years, from 1970-1985, for the Standard & Poor's 500 Index to double. Only six years later, it had doubled again, and roughly five years after that, in early 1997, it had doubled once more, to 800. As the accompanying chart illustrates, the S&P 500's recent climb has been very steep. At the end of June 1998, the index was just over 1,100.

     Looked at another way, calendar 1995-1997 marked one of the best three-year performance runs on record. It was, in fact, the most consistent performance ever for large-stock indices such as the S&P 500. All three years saw returns of more than 20%. During the first half of 1998, the S&P 500 barely paused to catch its breath, gaining 17.7%. Lower corporate earnings, a tight U.S. labor market, and the ongoing economic crisis in Asia caused only minor pullbacks in the second quarter of 1998.

A POWERHOUSE ECONOMY

     Stocks owe much of their success to a robust economy with minimal inflation. The U.S. economy is currently demonstrating a vigor we haven't seen in a generation:

* U.S. economic growth hit 3.9% in 1997, and 5.5% in the first quarter of 1998.

*   Inflation was a mere 1.7% for the year ended June 30.

*   In 1997, prices rose at the slowest pace in 12 years.

*   Nominal interest rates are among the lowest since the 1960s.

*   Unemployment in 1997 was the lowest in 28 years.

*   The U.S. government is projecting the first budget surplus in 30 years.

     A successful market is also tied to the success of individual companies. Earnings growth and productivity are at the top of the business agenda. We are among the most technologically proficient of the industrial nations, and as a result, U.S. companies are enjoying extraordinarily high profitability. A wave of mergers, involving such high-profile names as Travelers Group and Citicorp, has, in general, increased efficiency and boosted profits.

     In 1997 and the first quarter of 1998, earnings growth slowed, but only after a double-digit growth spurt that lasted five years. Given the positive business climate, it's not surprising stocks remain such a popular investment and that cash continues to flow into the market at record volumes.

     However, by some traditional measures, stock prices are expensive. The average stock in the S&P 500 now costs more than 25 times last year's earnings, a historical high. Corporate assets are

[right margin]

"STOCKS OWE MUCH OF THEIR SUCCESS TO A ROBUST ECONOMY WITH MINIMAL INFLATION."

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
S&P 500                      17.66%
S&P MIDCAP 400                8.63%
RUSSELL 2000                  4.93%

Source: Lipper Analytical Services, Inc.

These  indices   represent   the   performance   of  large,   medium  and  small
capitalization stocks.


[mountain chart - data below]

S&P 500 PERFORMANCE
FROM DECEMBER 1970 TO DECEMBER 1997

DATE             PRICE
12/70            92.15
12/71           102.09
12/72           118.05
12/73            97.55
12/74            68.56
12/75            90.19
12/76           107.46
12/77            95.10
12/78            96.11
12/79           107.94
12/80           135.76
12/81           122.55
12/82           140.64
12/83           164.93
12/84           167.24
12/85           211.28
12/86           242.17
12/87           247.08
12/88           277.72
12/89           353.40
12/90           330.22
12/91           417.09
12/92           435.71
12/93           466.45
12/94           459.27
12/95           615.93
12/96           740.74
12/97           970.43

Source: Bloomberg


                                               www.americancentury.com     3


Market Perspective from Mark Mallon(continued)
--------------------------------------------------------------------------------

also richly valued. Investors are paying roughly five times balance sheet assets, or twice the historical average. The dividend yield on the average S&P stock has fallen to less than 1.5%, another record.

BIG WAS BETTER, GROWTH WAS IN

     The stocks of large companies (as reflected in the S&P 500) have continued to outperform those of midsize and small companies in the first half of 1998. Leadership has been narrow. The largest 100 stocks in the S&P, measured by market value, have outdistanced the remaining 400. And the very largest--GE, Coca-Cola, Microsoft, and other household names--have posted the biggest gains. These high-profile stocks are in vogue because they are liquid--that is, easier to trade in large quantities. In theory, their liquidity should make them easier to exit if the stock market slips.

     The fascination with growth and size has been prevalent for several years. It was also in vogue a generation ago, in the early 1970s, when the "Nifty Fifty" (companies that were also household names) provided the performance fireworks.

EARNINGS, INFLATION AND INTEREST RATES

     What could derail the financial markets? An upturn in inflation or a substantial decline in earnings probably could. You don't have to look farther than the second quarter, when the Asian crisis threatened earnings and the Federal Reserve hinted a rate hike was possible. In late 1997, the spike in oil prices, combined with the deepening Asian crisis, also raised the specter of higher inflation and lower earnings, and stocks fell back.

     If inflation picks up, interest rates are likely to rise, as the Federal Reserve tries to head off inflation by pushing rates higher. Higher interest rates increase the cost of borrowing for everyone, from corporations to prospective home buyers, and thus tend to slow economic growth and dampen inflation.

     In 1997, inflation failed to take off. Oil prices went into a tailspin when Asian demand fell. In early 1998, as crude oil prices hit a nine-year low, interest rates declined and stocks soared even though the fallout from Asia still threatened to slow both corporate earnings and U.S. economic growth.

     This is a very resilient market. We believe its long-term prospects are still substantial. But investor expectations are running high, which is reflected in the S&P 500's steep climb over the last three and a half years. In this environment, stocks could prove vulnerable to disappointments.


[left margin]

"THE STOCKS OF LARGE COMPANIES CONTINUED TO OUTPERFORM THOSE OF MIDSIZE AND SMALL COMPANIES IN THE FIRST HALF OF 1998."

[line chart - data below]

MARKET PERFORMANCE (Growth of $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 1998

               S&P 500      S&P MidCap 400    Russell 2000
12/31/97        $1.00           $1.00             $1.00
1/31/98         $1.01           $0.98             $0.98
2/28/98         $1.08           $1.06             $1.06
3/31/98         $1.14           $1.11             $1.10
4/30/98         $1.15           $1.13             $1.11
5/31/98         $1.13           $1.08             $1.05
6/30/98         $1.18           $1.09             $1.05


4     1-800-345-6488


VP Income & Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1998(1)
                               INCEPTION 10/30/97
                           VP INCOME & GROWTH S&P 500
6 MONTHS                    17.47%            17.66%
LIFE OF FUND                26.63%            26.86%

(1) Returns for periods less than one year are not annualized.

See pages 20-21 for more information about returns and the comparative index.


[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 6/30/98
S&P 500                        $12,686
VP Income & Growth             $12,663

                     VP                   S&P
               Income & Growth            500
DATE             ACCT VALUE           ACCT VALUE
10/30/97           $10,000              $10,000
11/30/97           $10,540              $10,572
12/30/97           $10,780              $10,782
1/30/98            $10,800              $10,892
2/28/98            $11,760              $11,659
3/30/98            $12,402              $12,283
4/30/98            $12,443              $12,395
5/30/98            $12,242              $12,162
6/30/98            $12,663              $12,686

$10,000 investment made 10/30/97

The chart at left shows the growth of a $10,000 investment over the life of the fund. The S&P 500 is provided for comparison. VP Income & Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                               www.americancentury.com        5


VP Income & Growth--Q&A
--------------------------------------------------------------------------------

     An interview with John Schniedwind and Kurt Borgwardt, portfolio managers on the VP Income & Growth fund investment team.

HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 1998?

     VP Income & Growth posted exceptional gains compared with historical averages for the stock market. The fund's 17.47% return was notably higher than the 10.64% average return of the 35 "Variable Annuity Equity Income Funds" tracked by Lipper Analytical Services. The fund's return was comparable with the 17.66% return of its benchmark, the S&P 500. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHAT HELPED THE FUND PERFORM SO WELL?

     VP Income & Growth benefited from its concentration in S&P 500 stocks, our quantitative approach to managing the portfolio and our policy of remaining fully invested in stocks.

     The fund's portfolio is comprised predominately of shares of large-capitalization (large-cap) issues, such as the ones in the S&P 500, that represent some of the biggest corporations in the U.S. The relatively more consistent earnings that these stocks have traditionally offered over small-capitalization (small-cap) issues made large-cap stocks more attractive to investors. That favoritism was driven by uncertainty over economic problems in Asia and concern that the turmoil would dampen U.S. corporate profits, particularly for smaller, less-diversified companies. Substantial money flows into mutual funds, often put to work in highly liquid large-cap stocks, also drove prices higher.

     Our quantitative approach to managing the portfolio also boosted returns. VP Income & Growth's computer models favored shares of banks, as well as several other stocks, that performed very well. Our policy of remaining fully invested in U.S. stocks was another return-enhancing element--keeping the fund fully invested during this bull market helped maximize returns.

WHAT FACTORS DETRACTED FROM THE FUND'S PERFORMANCE?

     The portfolio's underweighting in several blue-chip consumer growth stocks such as Coca-Cola, General Electric and Gillette, compared with the S&P 500, detracted slightly. One of the many factors our models take into consideration is a stock's value--whether it appears underpriced based on the company's earnings growth, business fundamentals or intrinsic value. It was this component of the models that led us to avoid most of these types of stocks that drove the market in 1996 and 1997. Despite what we believed were inflated valuations, these stocks performed surprisingly well.

YOU MENTIONED THAT YOUR MODELS FAVORED BANK STOCKS. CAN YOU TELL US ABOUT ONE OF THESE STOCKS IN THE PORTFOLIO, HOW THE STOCK PERFORMED AND WHY IT WAS CHOSEN?

     Chase Manhattan is a good example. For the first six months of 1998, Chase shares returned 39%, compared with a 10% return for the first six months of 1997. The company's strong revenue and earnings growth, and the low interest rate environment made the stock attractive to our models. Chase's relatively low price compared with similar stocks was also attractive to our models.


[left margin]

"VP INCOME & GROWTH POSTED EXCEPTIONAL GAINS COMPARED WITH HISTORICAL AVERAGES FOR THE STOCK MARKET."

PORTFOLIO AT A GLANCE
                            6/30/98         12/31/97
NUMBER OF COMPANIES           260             118
PRICE/EARNINGS RATIO
  (MEDIAN)                   20.5            17.9
PORTFOLIO TURNOVER            84%             10%

"VP INCOME & GROWTH BENEFITED FROM ITS CONCENTRATION IN S&P 500 STOCKS, OUR QUANTITATIVE APPROACH TO MANAGING THE PORTFOLIO AND OUR POLICY OF REMAINING FULLY INVESTED IN STOCKS."

Investment terms are defined in the Glossary on page 21.


6            1-800-345-6488


VP Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

WHAT OTHER INDUSTRIES DID YOUR MODELS FAVOR?

     Communications services, utilities and financial services were some of the other industries our models favored. Expanding their services to benefit from The Federal Communications Act of 1996, telecommunications companies such as Ameritech and US WEST Communications provided growth potential.

     Select utility companies that positioned themselves to benefit from partial industry deregulation looked attractive, too. The electric utility stocks also provided relatively high yields, helping the portfolio meet its income objective.

     Financial services stocks like Travelers Group were also attractive because they benefited from low inflation and interest rates as well as industry consolidation.

SPEAKING OF INDUSTRY CONSOLIDATION, SEVERAL LARGE MERGERS WERE ANNOUNCED OVER THE LAST SIX MONTHS. HOW DO MERGERS AFFECT VP INCOME & GROWTH'S PERFORMANCE?

     That depends on how the portfolio is positioned with regard to the companies involved. If the portfolio is invested in the company to be acquired, returns are often enhanced. That's because the acquiring company usually pays a premium to purchase the outstanding shares of the company being bought. Speculative investors often bid up shares of the company to be acquired in anticipation of a purchase premium.

     If the portfolio is invested in the company making the acquisition, then returns can suffer if investors believe that too high a premium is being paid, or if they expect future earnings to be diluted. This can translate into short-term losses for the acquiring company, reducing the price of its shares.

     Generally speaking, merger announcements by high-profile companies can also fuel speculation that further industry consolidation lies ahead. As a result, stocks of companies in the industry as a whole often rise as investors eagerly bid up shares in anticipation of further activity. The rise in the stock prices of many Internet browsing companies this year is a good example of such a situation.

     So, even if the portfolio does not directly hold stocks of either of the merging companies, there can still be an indirect effect on the fund's performance.

ARE  THERE  PENDING   MERGERS  THAT  MIGHT  DIRECTLY   AFFECT  THE   PORTFOLIO'S
PERFORMANCE?

     Yes. Many of the larger pending mergers are in the banking and financial services industries, which were the portfolio's two largest industry holdings at the end of June. (See the Top Five Industries chart on page 8.) For instance, one such announcement was made by Travelers Group, which intends to merge with Citicorp. Another sizable merger in the works is between NationsBank and BankAmerica.

     In the communications services industry, there is a pending merger between Ameritech and SBC Communications. Any of these mergers could affect the fund's returns.


[right margin]

"COMMUNICATIONS SERVICES, UTILITIES AND FINANCIAL SERVICES WERE SOME OF THE OTHER INDUSTRIES OUR MODELS FAVORED."

TOP TEN HOLDINGS
                                    % OF FUND INVESTMENTS
                                   AS OF            AS OF
                                  6/30/98         12/31/97
   TRAVELERS GROUP, INC.            2.8%             1.4%

   MICROSOFT CORP.                  2.7%             2.2%

   CHASE MANHATTAN
   CORP.                            2.3%             0.9%

   FIRST UNION CORP.                2.1%             1.3%

   UNITED TECHNOLOGIES
   CORP.                            2.1%             1.8%

   FANNIE MAE                       2.1%              --

   MORGAN STANLEY
   DEAN WITTER,
   DISCOVER & CO.                   2.0%             2.0%

   BELLSOUTH CORP.                  1.8%             1.4%

   FORD MOTOR CO.                   1.7%             2.5%

   CATERPILLAR INC.                 1.6%             0.8%


                                                 www.americancentury.com    7


VP Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

WHAT IS YOUR OUTLOOK FOR U.S. STOCKS FOR THE REST OF 1998?

     Despite some interim volatility, stock returns for the first half of 1998 were well above historical norms. Unfortunately, the odds are against such returns continuing for the rest of the year. Profits posted by S&P 500 companies have slowed this year compared with the same period last year. Asian woes are the main culprit behind the slowing returns. Until concrete plans are set into action to alleviate Asia's financial and economic crisis, U.S. corporations deriving a large portion of their profits from Asia could see continued share price volatility.

     We are also concerned that high stock valuations (especially among larger stocks) could increase market volatility in the months ahead. Shares of companies failing to meet or exceed investor expectations for profit growth were pummeled in 1997, and continue to be hammered in 1998. Another uncertainty is whether the strong cash flows into stock mutual funds will continue.

     On a positive note, the U.S. economy continues to expand with historically low inflation and unemployment. Interest rates are very low, allowing corporations to borrow funds to finance new projects and expand their businesses.

WHAT ARE YOUR PLANS FOR THE PORTFOLIO FOR THE NEXT SIX MONTHS?

     From a sector standpoint, we will continue to use our quantitative models to identify attractive candidates for investment. The low inflation and low interest rate environment provides a potentially ideal climate for many sectors to continue producing solid returns. The portfolio's underweighting in large consumer non-cyclical growth stocks will likely remain in place. Though performing relatively well in recent times, we are concerned that the prices of many of these stocks are unrealistically high.

     Staying fully invested in stocks will remain a priority. This will enhance returns if the market continues to rally. However, if the market declines, being fully invested could also dampen returns. To mitigate such a possibility, we will continue to look for shares of companies with improving earnings forecasts that appear to be undervalued. This strategy will hopefully provide investors with attractive returns and an acceptable level of risk.


[left margin]

"DESPITE SOME INTERIM VOLATILITY, STOCK RETURNS FOR THE FIRST HALF OF 1998 WERE WELL ABOVE HISTORICAL NORMS. UNFORTUNATELY, THE ODDS ARE AGAINST SUCH RETURNS CONTINUING FOR THE REST OF THE YEAR."

TOP FIVE INDUSTRIES
                                     % OF FUND INVESTMENTS
                                   AS OF               AS OF
                                  6/30/98            12/31/97
  BANKING                          9.8%                8.1%

  FINANCIAL SERVICES               8.3%                6.2%

  COMMUNICATIONS
  SERVICES                         7.0%                8.2%

  COMPUTER SOFTWARE
  & SERVICES                       7.0%                3.6%

  PHARMACEUTICALS                  6.5%                5.6%

"ON A POSITIVE NOTE, THE U.S. ECONOMY CONTINUES TO EXPAND WITH HISTORICALLY LOW INFLATION AND UNEMPLOYMENT."


8          1-800-345-6488


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

Shares                                                                 Value
-------------------------------------------------------------------------------
COMMON STOCKS
AEROSPACE & DEFENSE--4.1%
                     400   Boeing Co.                                 $17,825
                     500   Cordant Technologies Inc.                   23,063
                   7,200   General Dynamics Corp.                     334,800
                   4,900   Goodrich (B.F.) Company (The)              243,163
                   1,700   Raytheon Co. Cl B                          100,513
                   8,200   United Technologies Corp.                  758,500
                                                                  --------------
                                                                    1,477,864
                                                                  --------------
AIRLINES--0.2%
                     500   AMR Corp.(1)                                41,625
                     200   Delta Air Lines Inc.                        25,850
                     200   US Airways Group Inc(.(1))                  15,850
                                                                  --------------
                                                                       83,325
                                                                  --------------
AUTOMOBILES & AUTO PARTS--2.3%
                     900   Arvin Industries, Inc.                      32,681
                   2,400   Chrysler Corp.                             135,300
                     300   Excel Industries, Inc.                       4,294
                   1,300   Fleetwood Enterprises, Inc.                 52,000
                  10,300   Ford Motor Co.(2)                          607,700
                                                                  --------------
                                                                      831,975
                                                                  --------------
BANKING--9.8%
                   9,700   Banc One Corp.                             541,381
                   2,700   BankAmerica Corp.                          233,381
                   3,400   Bankers Trust New York Corp.               394,613
                  11,300   Chase Manhattan Corp.                      853,150
                     600   Citicorp                                    89,550
                   2,100   First Chicago NBD Corp.                    186,113
                  13,200   First Union Corp.(2)                       768,900
                     400   Imperial Bancorp(1)                         12,000
                   6,400   NationsBank Corp.                          489,600
                                                                  --------------
                                                                    3,568,688
                                                                  --------------
BIOTECHNOLOGY--0.2%
                   3,100   Genzyme Corp.(1)                            78,856
                     200   Human Genome Sciences, Inc.(1)               7,144
                                                                  --------------
                                                                       86,000
                                                                  --------------
BUILDING & HOME IMPROVEMENTS--0.2%
                   1,800   Premark International, Inc.                 58,050
                                                                  --------------
BUSINESS SERVICES & SUPPLIES--1.3%
                   2,100   Cendant Corp(.(1))                          43,838
                     500   Computer Horizons Corp(.(1))                18,547
                   5,300   Dun & Bradstreet Corp. (The)(1)            191,463
                   2,100   Kelly Services, Inc. Cl A                   74,288
                     200   Nielsen Media Research(1)                   12,600

Shares                                                                 Value
-------------------------------------------------------------------------------
                     900   Ogden Corp.                                $24,919
                   2,300   Omnicom Group Inc.                         114,713
                                                                  --------------
                                                                      480,368
                                                                  --------------
CHEMICALS & RESINS--1.7%
                   2,800   Dow Chemical Co.                           270,725
                   4,000   du Pont (E.I.) de Nemours & Co.            298,500
                     100   Ecolab Inc.                                  3,100
                     200   Grace (W.R.) & Co. (Del.)(1)                 3,413
                     300   Lubrizol Corp.                               9,075
                     300   Morton International, Inc.                   7,500
                     200   Nalco Chemical Co.                           7,025
                     100   Rohm and Haas Co.                           10,394
                     200   Union Carbide Corp.                         10,675
                                                                  --------------
                                                                      620,407
                                                                  --------------
COMMUNICATIONS EQUIPMENT--1.2%
                     400   Brightpoint, Inc.(1)                         5,788
                   1,200   DSP Communications, Inc.(1)                 16,500
                   4,800   Lucent Technologies Inc.                   399,300
                     100   Northern Telecom Ltd.                        5,675
                     300   Tellabs, Inc.(1)                            21,478
                                                                  --------------
                                                                      448,741
                                                                  --------------
COMMUNICATIONS SERVICES--7.0%
                   9,300   AT&T Corp.                                 531,263
                   7,400   Ameritech Corp.                            332,075
                   4,000   Bell Atlantic Corp.                        182,500
                   9,500   BellSouth Corp.                            637,688
                   4,500   GTE Corp.                                  250,313
                   4,100   SBC Communications Inc.                    164,000
                   9,600   U S WEST Communications Group              451,200
                                                                  --------------
                                                                    2,549,039
                                                                  --------------
COMPUTER PERIPHERALS--0.7%
                     500   Cirrus Logic, Inc.(1)                        5,578
                   2,000   Cisco Systems Inc.(1)                      184,188
                     400   Dialogic Corp.(1)                           11,850
                   1,100   Lexmark International Group,
                              Inc. Cl A(1)                             67,100
                                                                  --------------
                                                                      268,716
                                                                  --------------
COMPUTER SOFTWARE & SERVICES--7.0%
                     500   Arbor Software Corp.(1)                     15,828
                   1,600   Autodesk, Inc.                              61,650
                     300   AXENT Technologies Inc.(1)                   9,178
                     800   CDW Computer Centers, Inc.(1)               40,050
                     200   Cadence Design Systems, Inc.(1)              6,250
                     300   Citrix Systems, Inc.(1)                     20,522
                     900   Computer Associates
                              International, Inc.                      50,006
                     800   Compuware Corp.(1)                          40,875

See Notes to Financial Statements.


                                                www.americancentury.com    9


VP Income & Growth--Schedule of Investments
-------------------------------------------------------------------------------
                                                                     (continued)
JUNE 30, 1998 (UNAUDITED)
Shares                                                                 Value
-------------------------------------------------------------------------------
                   1,450   Concord EFS, Inc.(1)                       $37,881
                   1,200   DataWorks Corp.(1)                          15,975
                   9,500   Electronic Data Systems Corp.              380,000
                   4,400   HBO & Co.                                  155,238
                   1,700   Inprise Corporation(1)                      12,484
                   8,900   Microsoft Corp.(1)                         964,816
                     800   Network Associates Inc.(1)                  38,275
                   7,300   Oracle Systems Corp.(1)                    179,078
                     500   PeopleSoft, Inc.(1)                         23,484
                   1,400   PLATINUM Technology, Inc.(1)                40,031
                     500   Shared Medical Systems Corp.                36,719
                   3,800   Sterling Software, Inc.(1)                 112,338
                   3,500   Symantec Corp.(1)                           91,219
                     600   Systems & Computer Technology
                              Corp.(1)                                 16,350
                   5,100   Unisys Corp.(1)                            144,075
                     500   Vantive Corp.(1)                            10,297
                     500   Visio Corp.(1)                              23,938
                                                                  --------------
                                                                    2,526,557
                                                                  --------------
COMPUTER SYSTEMS--2.2%
                   2,600   Apple Computer, Inc.(1)                     74,669
                   1,083   Compaq Computer Corp.                       30,730
                   1,800   Dell Computer Corp.(1)                     167,006
                     200   Gateway 2000, Inc.(1)                       10,125
                   2,700   Hewlett-Packard Co.                        161,663
                   1,800   International Business Machines
                              Corp.                                   206,663
                   3,300   Sun Microsystems, Inc.(1)                  143,447
                                                                  --------------
                                                                      794,303
                                                                  --------------
CONSTRUCTION & PROPERTY
DEVELOPMENT--0.5%
                     900   Fluor Corp.                                 45,900
                   2,700   Harsco Corp.                               123,694
                     100   McDermott (J. Ray) S.A.(1)                   4,150
                                                                  --------------
                                                                      173,744
                                                                  --------------
CONSUMER PRODUCTS--2.3%
                   2,400   Mattel, Inc.                               101,550
                   2,800   National Service Industries                142,450
                   3,900   Procter & Gamble Co. (The)                 355,144
                     800   Russ Berrie and Co., Inc.                   20,000
                   3,100   Whirlpool Corp.                            213,125
                                                                  --------------
                                                                      832,269
                                                                  --------------
DIVERSIFIED COMPANIES--1.1%
                   3,400   General Electric Co. (U.S.)                309,400
                   1,000   Tyco International Ltd.                     63,000
                     700   Viad Corp                                   19,425
                                                                  --------------
                                                                      391,825
                                                                  --------------

Shares                                                                 Value
-------------------------------------------------------------------------------
ELECTRICAL & ELECTRONIC
COMPONENTS--1.3%
                     400   Cree Research, Inc.(1)                      $6,025
                     300   DSP Group, Inc.(1)                           5,869
                     600   Eaton Corp.                                 46,650
                   1,200   Hubbell Inc. Cl B                           49,950
                     600   Integrated Circuit Systems, Inc.(1)          9,956
                   3,200   Intel Corp.                                237,100
                     500   Level One Communications, Inc.(1)           11,766
                     100   PMC-Sierra, Inc.(1)                          4,681
                     300   Qlogic Corp.(1)                             10,697
                     900   Semtech Corp.(1)                            15,975
                     500   Thomas & Betts Corp.                        24,625
                   1,500   Vitesse Semiconductor Corp.(1)              46,406
                                                                  --------------
                                                                      469,700
                                                                  --------------
ENERGY (PRODUCTION &
MARKETING)--2.7%
                     200   Ashland Inc.                                10,325
                   2,600   Chevron Corp.                              215,963
                     100   Cooper Cameron Corp.(1)                      5,100
                   4,200   Exxon Corp.                                299,513
                   1,000   Occidental Petroleum Corp.                  27,000
                  11,200   Sun Company, Inc.                          434,700
                                                                  --------------
                                                                      992,601
                                                                  --------------
ENERGY (SERVICES)--1.7%
                   1,600   BJ Services Co.(1)                          46,500
                   3,500   Ensco International Inc.                    60,813
                     600   Parker Drilling Co.(1)                       4,238
                     800   Rowan Companies, Inc.(1)                    15,550
                   4,900   Schlumberger Ltd.                          334,731
                   3,800   Tidewater Inc.                             125,400
                     500   Transocean Offshore                         22,250
                                                                  --------------
                                                                      609,482
                                                                  --------------
FINANCIAL SERVICES--8.3%
                   1,900   Associates First Capital Corp.             146,063
                     900   Bear Stearns Companies Inc.                 51,188
                     300   Donaldson, Lufkin & Jenrette, Inc.          15,244
                   1,400   Equitable Companies Inc.                   104,913
                  12,300   Fannie Mae                                 747,225
                   2,900   Federal Home Loan Mortgage
                              Corporation                             136,481
                     300   Lehman Brothers Holdings, Inc.              23,269
                     500   Merrill Lynch & Co., Inc.                   46,125
                   8,000   Morgan Stanley Dean Witter,
                              Discover & Co.                          731,000
                  16,900   Travelers Group, Inc.(2)                 1,024,563
                                                                  --------------
                                                                    3,026,071
                                                                  --------------

                                              See Notes to Financial Statements.


10            1-800-345-6488


VP Income & Growth--Schedule of Investments
-------------------------------------------------------------------------------
                                                                     (continued)
JUNE 30, 1998 (UNAUDITED)
Shares                                                                 Value
-------------------------------------------------------------------------------
FOOD & BEVERAGE--2.0%
                     700   Coors (Adolph) Co. Cl B                    $23,888
                     800   Dean Foods Co.                              43,950
                     100   Earthgrains Company                          5,588
                   1,500   Hormel Foods Corp.                          51,844
                   2,200   Interstate Bakeries Corp.                   73,013
                     400   Lancaster Colony Corp.                      15,150
                   2,100   Lance, Inc.                                 47,053
                   5,700   Quaker Oats Co. (The)                      313,144
                   3,500   Richfood Holdings, Inc.                     72,406
                   2,000   Smithfield Foods, Inc.(1)                   60,625
                     200   Suiza Foods Corp.(1)                        11,938
                                                                  --------------
                                                                      718,599
                                                                  --------------
FURNITURE & FURNISHINGS(3)
                     500   Miller (Herman), Inc.                       12,141
                                                                  --------------
HEALTHCARE--0.3%
                     600   Access Health, Inc.(1)                      15,319
                     200   Hooper Holmes, Inc.                          4,200
                   2,200   Mallinckrodt Inc.                           65,313
                   1,300   NovaCare, Inc.(1)                           15,275
                     300   Pediatrix Medical Group Inc.(1)             11,156
                     300   RehabCare Group, Inc.(1)                     7,313
                                                                  --------------
                                                                      118,576
                                                                  --------------
INDUSTRIAL EQUIPMENT &
MACHINERY--2.2%
                  10,700   Caterpillar Inc.                           565,732
                     100   Dover Corp.                                  3,425
                     600   Dresser Industries, Inc.                    26,438
                   4,200   Ingersoll-Rand Co.                         185,063
                                                                  --------------
                                                                      780,658
                                                                  --------------
INSURANCE--3.8%
                   4,100   Allstate Corp.                             375,406
                   2,100   Conseco Inc.                                98,175
                   1,700   Gallagher (Arthur J.) & Co.                 76,075
                   1,000   General Re Corp.                           253,500
                     400   LandAmerica Financial Group, Inc.           22,900
                   4,500   Lincoln National Corp.                     411,188
                   1,650   Marsh & McLennan Companies,
                              Inc.                                     99,722
                     800   Orion Capital Corp.                         44,700
                                                                  --------------
                                                                    1,381,666
                                                                  --------------
LEISURE--0.2%
                     800   Anchor Gaming(1)                            62,250
                     400   Department 56, Inc.(1)                      14,200
                     400   International Game Technology                9,700
                                                                  --------------
                                                                       86,150
                                                                  --------------

Shares                                                                 Value
-------------------------------------------------------------------------------
MACHINERY & EQUIPMENT--2.0%
                   5,700   Deere & Co.                               $301,388
                     700   Diebold, Inc.                               20,213
                   1,500   Flowserve Corp.                             36,938
                   2,300   Kennametal Inc.                             96,025
                   1,100   National-Oilwell, Inc.(1)                   29,494
                   3,100   Sundstrand Corp.                           177,475
                   1,800   Timken Co.                                  55,463
                                                                  --------------
                                                                      716,996
                                                                  --------------
MEDICAL EQUIPMENT & SUPPLIES--1.3%
                   1,000   ATL Untrasound, Inc.(1)                     45,375
                   1,000   AmeriSource Health Corp.(1)                 65,688
                   1,300   Arterial Vascular Engineering, Inc.(1)      46,434
                     400   Cooper Companies, Inc. (The)(1)             14,575
                     500   Guidant Corp.                               35,656
                   2,800   Hillenbrand Industries, Inc.               168,000
                   2,000   PSS World Medical, Inc.(1)                  29,250
                   1,100   Teleflex Inc.                               41,800
                     100   VISX, Inc.(1)                                5,975
                                                                  --------------
                                                                      452,753
                                                                  --------------
METALS & MINING--0.2%
                     400   Aluminum Co. of America                     26,375
                     100   ASARCO Inc.                                  2,225
                   1,500   Parker-Hannifin Corp.                       57,188
                                                                  --------------
                                                                       85,788
                                                                  --------------
OFFICE EQUIPMENT & SUPPLIES--0.5%
                   1,100   Pitney Bowes Inc.                           52,938
                   1,200   Xerox Corp.                                121,950
                                                                  --------------
                                                                      174,888
                                                                  --------------
PACKAGING & CONTAINERS(3)
                     100   Crown Cork & Seal Co., Inc.                  4,750
                                                                  --------------
PAPER & FOREST PRODUCTS--0.2%
                     300   Fort James Corporation                      13,350
                     500   Kimberly-Clark Corp.                        22,938
                     400   Weyerhaeuser Co.                            18,475
                                                                  --------------
                                                                       54,763
                                                                  --------------
PERSONAL SERVICES--0.4%
                   3,300   Block (H & R), Inc.                        139,013
                                                                  --------------
PHARMACEUTICALS--6.5%
                   3,400   Bristol-Myers Squibb Co.                   390,788
                   2,100   Genentech, Inc.(1)                         142,538
                   1,400   Herbalife International, Inc.               34,431
                   2,800   Johnson & Johnson                          206,500
                   2,000   Lilly (Eli) & Co.                          132,125

See Notes to Financial Statements.


                                                www.americancentury.com    11


VP Income & Growth--Schedule of Investments
-------------------------------------------------------------------------------
                                                                     (continued)
JUNE 30, 1998 (UNAUDITED)
Shares                                                                 Value
-------------------------------------------------------------------------------
                     500   Medicis Pharmaceutical Corp.(1)            $18,188
                   3,000   Merck & Co., Inc.                          401,250
                   1,000   Nature's Sunshine Products, Inc.            22,469
                   4,400   Pfizer, Inc.                               478,225
                   1,300   Rexall Sundown, Inc.(1)                     46,394
                   4,100   Schering-Plough Corp.                      375,663
                   1,700   Warner-Lambert Co.                         117,938
                                                                  --------------
                                                                    2,366,509
                                                                  --------------
PRINTING & PUBLISHING--1.3%
                  13,300   Deluxe Corp.                               476,306
                                                                  --------------
RETAIL (APPAREL)--0.7%
                     500   Cato Corp. Cl A                              8,703
                     700   Dress Barn, Inc.(1)                         17,456
                     400   Goody's Family Clothing, Inc.(1)            21,875
                   1,300   Liz Claiborne, Inc.                         67,925
                   1,100   Payless ShoeSource, Inc.(1)                 81,056
                   1,000   Ross Stores, Inc.                           43,125
                     300   Wet Seal, Inc. (The) Cl A(1)                 9,638
                                                                  --------------
                                                                      249,778
                                                                  --------------
RETAIL (FOOD & DRUG)--0.3%
                     800   Albertson's, Inc.                           41,450
                   1,700   Universal Corp.                             63,538
                                                                  --------------
                                                                      104,988
                                                                  --------------
RETAIL (GENERAL MERCHANDISE)--2.2%
                     800   Dayton Hudson Corp.                         38,800
                     400   Enesco Group, Inc.                          12,300
                   1,100   Federated Department Stores, Inc.(1)        59,194
                   3,800   Penney (J.C.) Company, Inc.                274,788
                   6,900   Wal-Mart Stores, Inc.                      419,175
                                                                  --------------
                                                                      804,257
                                                                  --------------
RETAIL (SPECIALTY)--0.4%
                     900   Home Depot, Inc.                            74,756
                   1,000   Jostens, Inc.                               24,125
                     600   Micro Warehouse, Inc.(1)                     9,300
                   1,200   Zale Corp.(1)                               38,175
                                                                  --------------
                                                                      146,356
                                                                  --------------
STEEL--0.1%
                     300   Bethlehem Steel Corporation(1)               3,731
                     200   Nucor Corp.                                  9,200
                     200   USX-U.S. Steel Group                         6,600
                                                                  --------------
                                                                       19,531
                                                                  --------------

Shares                                                                 Value
-------------------------------------------------------------------------------
TEXTILES & APPAREL--0.8%
                   2,600   Dexter Corp. (The)                         $82,713
                     300   Kellwood Co.                                10,725
                     700   Nautica Enterprises, Inc.(1)                18,813
                     300   Tommy Hilfiger Corp.(1)                     18,750
                   3,200   VF Corp.                                   164,800
                                                                  --------------
                                                                      295,801
                                                                  --------------
TOBACCO--0.9%
                   7,200   Philip Morris Companies Inc.               283,500
                   1,600   RJR Nabisco Holdings Corp.                  38,000
                                                                  --------------
                                                                      321,500
                                                                  --------------
TRANSPORTATION(3)
                     900   Laidlaw Inc.                                10,969
                                                                  --------------
UTILITIES--5.0%
                     200   Baltimore Gas & Electric Co.                 6,213
                   4,313   Conectiv, Inc.                              88,417
                     125   Conectiv, Inc. Cl A                          4,531
                   2,500   Consolidated Edison Co. of
                              New York, Inc.                          115,156
                   4,500   Detroit Edison Company                     181,688
                   4,400   Dominion Resources, Inc. (Va.)             179,300
                     900   Eastern Enterprises                         38,588
                     400   Energy East Corp.                           16,650
                     500   Equitable Resources Inc.                    15,250
                   5,800   FIRSTENERGY CORP.                          178,350
                   2,800   Hawaiian Electric Industries, Inc.         111,125
                     500   KN Energy, Inc.                             27,094
                     500   MDU Resources Group, Inc.                   17,844
                     400   MidAmerican Energy Holdings Co.              8,650
                   3,900   Minnesota Power & Light Co.                155,025
                   1,200   Piedmont Natural Gas Co., Inc.              40,350
                   1,700   Public Service Co. of New Mexico            38,569
                   8,500   Sempra Energy(1)                           235,875
                     400   Southern Co.                                11,075
                     700   Southwest Gas Corp.                         17,106
                   3,900   Texas Utilities Co.                        162,338
                   2,500   UGI Corp.                                   62,188
                     100   United Illuminating Co.                      5,063
                   3,100   Utilicorp United Inc.                      116,831
                                                                  --------------
                                                                    1,833,276
                                                                  --------------
TOTAL COMMON STOCKS--87.1%                                         31,645,737
                                                                  --------------
   (Cost $30,597,258)

                                              See Notes to Financial Statements


12            1-800-345-6488


VP Income & Growth--Schedule of Investments
-------------------------------------------------------------------------------
                                                                     (continued)
JUNE 30, 1998 (UNAUDITED)
Principal Amount                                                       Value
-------------------------------------------------------------------------------
SHORT-TERM CASH INVESTMENTS
              $1,500,000   FHLB Discount Notes, 5.55%,
                              7/1/98(4)                            $1,500,000
   Repurchase Agreement, BA Security Services,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.65%, dated 6/30/98,
       due 7/1/98 (Delivery value $1,600,251)                       1,600,000
   Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 5.55%, dated 6/30/98, due
       7/1/98 (Delivery value $1,600,247)                           1,600,000
                                                                  --------------
TOTAL SHORT-TERM CASH
INVESTMENTS--12.9%                                                  4,700,000
                                                                  --------------
   (Cost $4,700,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $36,345,737
                                                                  ==============
   (Cost $35,297,258)

FUTURES CONTRACTS
                                   Underlying
                   Expiration         Face Amount        Unrealized
  Purchased           Date             at Value             Gain
---------------------------------------------------------------------
  5 S&P 500        September
   Futures            1998            $1,428,750           $40,727
                                    ==================================

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank for futures contracts.

(3) Industry is less than 0.05% of total investment securities.

(4) The rates for U.S. Government Agency discount notes represent the yield to maturity at purchase.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* the percentage of investments in each industry

* a list of each investment

* number of shares of each stock

* the market value of each investment

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements.


                                                www.americancentury.com    13


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)
ASSETS

Investment securities, at value
  (identified cost of $35,297,258)
  (Note 3) .............................................          $  36,345,737
Cash ...................................................                 50,250
Receivable for investments sold ........................                 68,673
Dividends and interest receivable ......................                 35,849
                                                                  -------------
                                                                     36,500,509
                                                                  -------------
LIABILITIES
Disbursements in excess of
  demand deposit cash ..................................              1,186,908
Payable for investments purchased ......................                629,470
Payable for capital shares redeemed ....................              3,863,622
Payable for variation margin
  on futures contracts .................................                 10,625
Accrued management fees (Note 2) .......................                 15,126
Payable for director's
  fees and expenses ....................................                     20
                                                                  -------------
                                                                      5,705,771
                                                                  -------------
Net Assets .............................................          $  30,794,738
                                                                  =============
CAPITAL SHARES, $0.01 PAR VALUE
Authorized .............................................            200,000,000
                                                                  =============
Outstanding ............................................              4,880,979
                                                                  =============
Net Asset Value Per Share ..............................          $        6.31
                                                                  =============
NET ASSETS CONSIST OF:
Capital (par value and
  paid-in surplus) .....................................          $  29,731,600
Undistributed net
   investment income ...................................                 85,712
Accumulated net realized
  loss from investments ................................               (111,781)
Net unrealized appreciation
  on investments (Note 3) ..............................              1,089,207
                                                                  -------------
                                                                  $  30,794,738
                                                                  =============


--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


14         1-800-345-6488


Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
INVESTMENT INCOME

Income:
Dividends (net of foreign taxes
  withheld of $22) .......................................          $    93,099
Interest .................................................               30,034
                                                                    -----------
                                                                        123,133
                                                                    -----------
Expenses (Note 2):
Management fees ..........................................               35,503
Directors' fees and expenses .............................                   45
                                                                    -----------
                                                                         35,548
                                                                    -----------
Net investment income ....................................               87,585
                                                                    -----------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized loss on investments .........................             (109,575)
Change in net unrealized appreciation
  on investments .........................................            1,023,791
                                                                    -----------
Net realized and unrealized
  gain on investments ....................................              914,216
                                                                    -----------
Net Increase in Net Assets
  Resulting from Operations ..............................          $ 1,001,801
                                                                    ===========


--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments (dividend and interest)

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                 www.americancentury.com     15


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED) AND PERIOD ENDED DECEMBER 31, 1997

Increase in Net Assets
                                                        1998            1997(1)
OPERATIONS
Net investment income ......................     $     87,585      $      3,612
Net realized gain (loss) on investments
  and foreign currency transactions ........         (109,575)            9,173
Change in net unrealized appreciation
  on investments and translation
  of assets and liabilities in
  foreign currencies .......................        1,023,791            65,416
                                                 ------------      ------------
Net increase in net assets
   resulting from operations ...............        1,001,801            78,201
                                                 ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................           (5,485)             --
From net realized gains on
   investment transactions .................          (11,379)             --
                                                 ------------      ------------
Decrease in net assets
  from distributions .......................          (16,864)             --
                                                 ------------      ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................       41,551,596         1,670,018
Proceeds from reinvestment
  of distributions .........................           16,863              --
Payments for shares redeemed ...............      (12,988,784)         (518,093)
                                                 ------------      ------------
Net increase in net assets
  from capital share transactions ..........       28,579,675         1,151,925
                                                 ------------      ------------
Net increase in net assets .................       29,564,612         1,230,126
NET ASSETS
Beginning of period ........................        1,230,126              --
                                                 ------------      ------------

End of period ..............................     $ 30,794,738      $  1,230,126
                                                 ============      ============
Undistributed net investment income ........     $     85,712      $      3,612
                                                 ============      ============
TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................        6,769,441           325,834
Issued in reinvestment of distributions ....            2,811              --
Redeemed ...................................       (2,119,645)          (97,462)
                                                 ------------      ------------
Net increase ...............................        4,652,607           228,372
                                                 ============      ============

(1) October 30,1997 (inception) through December 31, 1997.


--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


16        1-800-345-6488


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Variable Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP Income & Growth (the Fund) is one of the six series of funds issued by the Corporation. The Fund's investment objective is dividend growth, current income and capital appreciation through investment in common stocks. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FUTURES CONTRACTS--The Funds may enter into stock index futures contracts in order to manage the Funds' exposure to changes in market conditions. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward foreign currency exchange contracts at June 30, 1998.


                                                 www.americancentury.com     17


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Continued)
JUNE 30, 1998 (UNAUDITED)

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are expected to be declared and paid annually.

     The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     ADDITIONAL INFORMATION--Fund's Distributor, Inc. (FDI) is the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM, that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 0.70%.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  investment   securities,   excluding  short-term
investments, totaled $38,957,937 and $9,308,555, respectively.

     As of June 30, 1998, accumulated net unrealized appreciation was $1,089,207, consisting of unrealized appreciation of $1,544,454 and unrealized depreciation of $455,247. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


18         1-800-345-6488


VP Income & Growth--Financial Highlights
--------------------------------------------------------------------------------
                    FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS AS INDICATED

                                                        1998(1)        1997(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period .........      $     5.39       $     5.00
                                                    ----------       ----------
Income From Investment Operations
  Net Investment Income ......................            0.01             0.02
  Net Realized and Unrealized
  Gain on Investment Transactions ............            0.93             0.37
                                                    ----------       ----------
  Total From Investment Operations ...........            0.94             0.39
                                                    ----------       ----------
Distributions
  From Net Investment Income .................           (0.01)            --
  From Net Realized Gains on
  Investment Transactions ....................           (0.01)            --
                                                    ----------       ----------
  Total Distributions ........................           (0.02)            --
                                                    ----------       ----------
Net Asset Value, End of Period ...............      $     6.31       $     5.39
                                                    ==========       ==========

Total Return(3) ..............................           17.47%            7.80%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets(4) ......................            0.70%            0.70%
Ratio of Net Investment Income
  to Average Net Assets(4) ...................            1.72%            1.94%
Portfolio Turnover Rate ......................              84%              10%
Net Assets, End of Period
  (in thousands) .............................      $   30,795       $    1,230

(1) Six months ended June 30,1998 (unaudited).

(2) October 30, 1997 (inception) through December 31, 1997.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns are not annualized.

(4) Annualized.


--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                               www.americancentury.com       19



Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century's quantitative equity funds are managed to provide returns that are representative of the U.S. stock market as a whole. The funds' investment management team employs several computer models as key tools in making investment decisions. A stock-ranking model analyzes more than 2,500 U.S. stocks, giving each a score based on growth and value measures such as cash flow, earnings growth, and price/book ratio. Once the stocks are ranked, another model helps create a portfolio that balances high-scoring stocks with an overall risk level that is comparable to the broader stock market.

     VP INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a dividend yield that is 30% higher than the yield of the S&P 500.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded U.S. companies that are considered leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.

LIPPER RANKINGS

     LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives.


[left margin]

INVESTMENT TEAM LEADERS

PORTFOLIO MANAGERS:
  JOHN SCHNIEDWIND
  KURT BORGWARDT


20         1-800-345-6488


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES-- the number of different companies held by the fund on a given date.

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER-- the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

TYPES OF STOCKS

*  BLUE-CHIP  STOCKS--  stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY

* DIVIDEND YIELD--a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


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THIS  REPORT AND THE  STATEMENTS  IT  CONTAINS  ARE  SUBMITTED  FOR THE  GENERAL
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(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


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[back cover]

[40 Years]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                     BULK RATE
P.O. Box 419385                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9808                              (c)1998 American Century Services Corporation
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